       PROSPECTUS

    [GLOBE GRAPHIC]
       October 1, 2002

       Classes A, B and C
                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund
                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund
                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund
                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund
                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund
                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    INTERNATIONAL FUND
    ING International Growth Fund                            4

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10

    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            12
    ING Index Plus MidCap Fund                              14
    ING Index Plus SmallCap Fund                            16

    DOMESTIC EQUITY VALUE FUND
    ING Value Opportunity Fund                              18

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22

    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28

    STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund                    32
    ING Strategic Allocation Balanced Fund                  33
    ING Strategic Allocation Income Fund                    34

    WHAT YOU PAY TO INVEST                                  36
    SHAREHOLDER GUIDE                                       41
    MANAGEMENT OF THE FUNDS                                 48
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      50
    MORE INFORMATION ABOUT RISKS                            51
    FINANCIAL HIGHLIGHTS                                    55
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

INTERNATIONAL FUND

  ING's International Growth Fund seeks long-term capital growth.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth of capital.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUND

  ING's Value Opportunity Fund seeks growth of capital.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want regular income and capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

FIXED INCOME FUNDS

  The Bond and Government Funds may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING's Aeltus Money Market Fund may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.

STRATEGIC ALLOCATION FUNDS

  ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:

  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital growth
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          Value Opportunity Fund                                 Growth of capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk


                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity


STRATEGIC         Strategic Allocation Growth Fund                       Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Strategic Allocation Balanced Fund                     Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  Strategic Allocation Income Fund                       Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Common stocks principally traded in countries             Price volatility and other risks that accompany an
outside of the U.S.                                       investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality money market instruments.                    Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

  The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
  ----      -------    -------    -------    -------    -------    -------    -------    -------    -------
                                     6.27%     22.27%     14.94%     17.87%     51.68%    -21.71%    -26.02%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 31.72%
                           3rd quarter 2001: -21.28%
             Fund's year-to-date total return as of June 30, 2002:
                                    -11.98%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -30.28           2.33                  4.84
Class A Return After Taxes on Distributions(2)                  %   -30.28          -1.22                  1.57
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -18.44           0.97                  2.85
Class B Return Before Taxes(3)                                  %   -30.13          -5.57                   N/A
Class C Return Before Taxes(4)                                  %   -27.27          -5.14                   N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -21.21           1.17                  3.57(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(6) The MSCI EAFE Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus Investment Management, Inc. (Aeltus):

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                          33.38%  21.26%  21.88%  37.51%  34.71%  -12.83%  -27.53%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 23.26%
                           1st quarter 2001: -23.66%
             Fund's year-to-date total return as of June 30, 2002:
                                    -17.16%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                5 YEARS               10 YEARS
                                                                  1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                 %  -31.68          6.10                  10.91
Class A Return After Taxes on Distributions(2)                 %  -31.68          3.52                   8.16
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                      %  -19.29          4.41                   8.23
Class B Return Before Taxes(3)                                 %  -31.73         -7.45                    N/A
Class C Return Before Taxes(4)                                 %  -28.83         -2.39                    N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                          %  -20.42          8.27                  13.67(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(6) The Russell 1000 Growth Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than any companies included in the first two categories.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In managing Small Company, Aeltus Investment Management, Inc. (Aeltus):

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992     1993     1994     1995     1996     1997     1998     1999     2000    2001
----     -----    -----    -----    -----    -----    -----    -----    ----    ----
                           47.11%   12.79%   32.26%    1.12%   30.59%   7.44%   3.51%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            1st quarter 2000: 28.46%
                           3rd quarter 1998: -18.27%
             Fund's year-to-date total return as of June 30, 2002:
                                     -7.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -2.44           12.86                  15.24
Class A Return After Taxes on Distributions(2)                  %   -2.48            9.64                  11.42
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -1.49            8.99                  10.80
Class B Return Before Taxes(3)                                  %   -2.24           15.34                    N/A
Class C Return Before Taxes(4)                                  %    1.70            8.72                    N/A
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %    2.49            7.52                  10.50(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(6) The Russell 2000 Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC Asset Management, LLC (AIC) considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   ----   ------
                                                                         -24.92%

(1) This figure is for the year ended December 31, 2001. The figure does not reflect sales charges and would be lower if it did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.14%
                           3rd quarter 2001: -34.86%
             Fund's year-to-date total return as of June 30, 2002:
                                    -29.01%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -29.24           -36.91                  N/A
Class A Return After Taxes on Distributions(2)                  %   -29.24           -36.91                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -17.81           -28.26                  N/A
Class B Return Before Taxes(3)                                  %   -29.26           -36.73                  N/A
Class C Return Before Taxes(4)                                  %   -26.12           -35.23                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction
for fees, expenses or taxes)(5)                                 %   -28.69           -38.48(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(6) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of Class A, B and C).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 450 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, divided yield, volatility) which approximate those of the S&P 500.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1992    1993     1994     1995     1996     1997     1998     1999     2000      2001
----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                                     32.12%   24.28%   -9.72%   -14.22%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 22.40%
                           3rd quarter 2001: -13.86%
             Fund's year-to-date total return as of June 30, 2002:
                                    -12.72%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -16.79             9.09                    N/A
Class A Return After Taxes on Distributions(2)                  %   -16.99             7.96                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -10.22             6.86                    N/A
Class B Return Before Taxes(3)                                  %   -19.15            -3.55                    N/A
Class C Return Before Taxes(4)                                  %   -15.35             1.46                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -11.88             9.53(6)                 N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning February 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
                                                                 15.38%   19.59%   -1.86%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 18.76%
                           3rd quarter 2001: -13.78%
             Fund's year-to-date total return as of June 30, 2002:
                                     -1.31%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -4.83            13.15                    N/A
Class A Return After Taxes on Distributions(2)                  %  -4.91            10.18                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -2.94             9.41                    N/A
Class B Return Before Taxes(3)                                  %  -7.52            13.08                    N/A
Class C Return Before Taxes(4)                                  %  -3.15            12.36                    N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -0.61            13.23(6)                 N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(6) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 (S&P SmallCap 600), while maintaining a market level of risk.


INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




        1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
        -----    -----    -----    -----    -----    -----    -----    ----     -----    -----
                                                                        9.94%    7.58%    2.97%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2001: 17.77%
                           3rd quarter 2001: -15.02%
             Fund's year-to-date total return as of June 30, 2002:
                                     0.74%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %    -0.08             4.29                  N/A
Class A Return After Taxes on Distributions(2)                  %    -0.08             4.27                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -0.05             3.46                  N/A
Class B Return Before Taxes(3)                                  %    -2.85             9.37                  N/A
Class C Return Before Taxes(4)                                  %     1.65             3.26                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %     6.54             7.92(6)               N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $900 million.

(6) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus Investment Management, Inc. (Aeltus) tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
-----    -----    -----    -----    -----    -----    -----    -----    ----    ------
                                                               19.29%   8.24%   -10.41%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 16.31%
                           3rd quarter 2001: -15.92%
             Fund's year-to-date total return as of June 30, 2002:
                                    -10.61%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -15.58             6.53                  N/A
Class A Return After Taxes on Distributions(2)                  %   -15.58             4.93                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -9.49             4.93                  N/A
Class B Return Before Taxes(3)                                  %   -15.46             5.07                  N/A
Class C Return Before Taxes(4)                                  %   -11.87             5.39                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -11.88             5.49(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.

Aeltus Investment Management, Inc. (Aeltus) typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. Aeltus may also invest in foreign debt securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   ----    -----   -----   -----   -----   -----   ----
                          25.00%  14.49%  20.09%  16.26%  12.05%  -1.34%  -4.83%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%
                           3rd quarter 2001:  -7.61%
             Fund's year-to-date total return as of June 30, 2002:
                                     -5.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Index (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -10.28           6.72                   9.31
Class A Return After Taxes on Distributions(2)                  %   -10.94           4.07                   6.54
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %    -6.26           4.56                   6.60
Class B Return Before Taxes(3)                                  %   -10.26           0.62                    N/A
Class C Return Before Taxes(4)                                  %    -6.51           2.15                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -11.88          10.70                  15.04(6)
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %     8.44           7.43                   7.53(8)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(9)                                                     %    -3.71           9.81                  12.30(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning April 1, 1994 (inception date of Class A).

(7) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(8) The LBAB Index return is for the period beginning April 1, 1994 (inception date of Class A).

(9) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index. The Composite Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus Investment Management, Inc. (Aeltus) believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999     2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
                          30.75%  26.79%  30.57%  14.58%  17.62%  -11.65%  -18.81%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  19.30%
                            1st quarter 2001: -16.02%
             Fund's year-to-date total return as of June 30, 2002:
                                    -12.51%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -23.49          3.53                   9.44
Class A Return After Taxes on Distributions(2)                  %  -23.53          0.35                   6.16
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -14.30          2.17                   6.86
Class B Return Before Taxes(3)                                  %  -23.48          7.09                    N/A
Class C Return Before Taxes(4)                                  %  -20.26         -4.83                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -11.88         10.70                  15.04(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  -----   -----   -----   ----    -----   -----   -----   -----   ----   ----
                          16.26%   2.46%   7.19%   8.09%  -1.00%  9.21%  8.36%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.57%
                            1st  quarter 1996: -1.76%
             Fund's year-to-date total return as of June 30, 2002:
                                     2.59%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   3.19           5.27                  5.66
Class A Return After Taxes on Distributions(2)                  %   0.44           2.96                  3.33
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   1.91           3.04                  3.34
Class B Return Before Taxes(3)                                  %   2.63           4.42                   N/A
Class C Return Before Taxes(4)                                  %   6.52           5.04                   N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   8.44           7.43                  7.53(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.

(6) The LBAB Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government Aeltus Investment Management, Inc. (Aeltus):

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Government are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                         [INVESTMENT PERFORMANCE CHART]




  1992    1993    1994    1995    1996    1997    1998    1999     2000    2001
  -----   -----   -----   ----    -----   -----   -----   -----   ------   -----
                          15.12%   1.44%   8.59%   7.47%  -0.62%   10.14%   6.73%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  4.97%
                            1st quarter 1996: -1.99%
             Fund's year-to-date total return as of June 30, 2002:
                                     3.02%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   1.62           5.36                  5.58
Class A Return After Taxes on Distributions(2)                  %  -0.49           3.26                  3.39
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   1.03           3.23                  3.36
Class B Return Before Taxes(3)                                  %   0.95           4.30                   N/A
Class C Return Before Taxes(4)                                  %   4.88           4.91                   N/A
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   8.42           7.06                  6.89(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(6) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning April 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. Aeltus seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                             1992     1993     1994     1995     1996     1997    1998    1999     2000     2001
                                             -----    -----    -----    -----    -----    ----    ----    -----    -----    -----
                                                                         5.99%    5.41%   5.45%   5.32%    4.98%    6.07%    3.85%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2001: 0.56%
             Fund's year-to-date total return as of June 30, 2002:
                                     0.70%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Money Fund Report Averages(TM)/All Taxable Index.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A                                                         %    3.85           5.13                  5.27
Class B(2)                                                      %   -2.17           2.95                   N/A
Class C                                                         %    2.86           5.00                   N/A
Money Fund Report Averages(TM)/ All Taxable Index (reflects
no deduction for fees, expenses or taxes)(3)                    %    3.60           4.75                  4.76(4)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 year returns.

(3) The Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(4) The Money Fund Report Average(TM)/All Taxable Index return is for the period beginning April 1, 1994.

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES
Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seek to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

INVESTMENT STRATEGIES
Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus Investment Management, Inc. (Aeltus) allocates the assets of each Strategic Allocation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Strategic Allocation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Strategic Allocation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Strategic Allocation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Strategic Allocation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Strategic Allocation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Strategic Allocation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Strategic Allocation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain

 30      ING Strategic Allocation Funds

                                                  ING STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
PORTFOLIO TURNOVER -- A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

     ASSET CLASS
                                              STRATEGIC         STRATEGIC         STRATEGIC
                                              ALLOCATION        ALLOCATION        ALLOCATION        ASSET CLASS
                                              GROWTH            BALANCED(1)       INCOME(2)         COMPARATIVE INDICES(3)
     EQUITIES
     DOMESTIC STOCKS
     Range                                    0-100%            0-80%             0-70%             Russell 3000
     Benchmark                                70%               55%               35%
     INTERNATIONAL STOCKS
     Range                                    0-20%             0-10%             0-10%             Morgan Stanley Capital
     Benchmark                                10%               5%                0%                International Europe, Australia
                                                                                                    and Far East Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range                                    0-40%             0-70%             0-100%            Lehman Brothers
     Benchmark                                20%               35%               55%               Aggregate Bond Index
     MONEY MARKET INSTRUMENTS
     Range                                    0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark                                0%                5%                10%


(1)Strategic Allocation Balanced will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Strategic Allocation Income will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(3)The Asset Class Comparative Indices are components of the Composite Indices used by Aeltus as a benchmark to compare the performance of each Fund. See page 35 for a description of each Asset Class Comparative Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       31

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                            1992     1993     1994     1995     1996     1997    1998    1999     2000      2001
                                            -----    -----    -----    -----    -----    ----    ----    -----    -----    ------
                                                                                                 4.28%   14.55%   -2.56%   -12.31%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  10.44%
                            3rd quarter 2001: -13.46%
             Fund's year-to-date total return as of June 30, 2002:
                                     -4.08%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -17.36            2.41               N/A
Class A Return After Taxes on Distributions(2)                  %  -17.78           -0.08               N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -10.58            1.02               N/A
Class B Return Before Taxes(3)                                  %  -17.24           -1.35               N/A
Class C Return Before Taxes(4)                                  %  -13.80           -2.49               N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -11.46            9.12(6)            N/A
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %  -6.50             7.68(8)            N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return is for the period beginning February 1, 1997 (inception date of Class A).

(7) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Growth Composite return is for the period beginning February 1, 1997.

 32      ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                               1992     1993     1994     1995     1996     1997    1998    1999    2000    2001
                                               -----    -----    -----    -----    -----    ----    ----    ----    ----    -----
                                                                                                    6.12%   7.16%   3.45%   -7.71%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  7.48%
                           3rd quarter 2001: -10.35%
             Fund's year-to-date total return as of June 30, 2002:
                                     -2.65%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -13.03            2.58                    N/A
Class A Return After Taxes on Distributions(2)                  %  -13.72            0.46                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -7.94            1.23                    N/A
Class B Return Before Taxes(3)                                  %  -12.95           -0.57                    N/A
Class C Return Before Taxes(4)                                  %   -9.29           -1.55                    N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -11.46            9.12(6)                 N/A
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(7)                       %   -2.74            7.57(8)                 N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return is for the period beginning February 1, 1997 (inception date of Class A).

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Balanced Composite return is for the period beginning February 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       33

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                               1992     1993     1994     1995     1996     1997    1998    1999    2000    2001
                                               -----    -----    -----    -----    -----    ----    ----    ----    ----    -----
                                                                                                    6.12%   7.16%   3.45%   -3.02%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  5.82%
                            3rd quarter 2001: -5.95%
             Fund's year-to-date total return as of June 30, 2002:
                                     -1.04%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -8.60            3.69                   N/A
Class A Return After Taxes on Distributions(2)                  %  -9.95            1.21                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -5.24            1.91                   N/A
Class B Return Before Taxes(3)                                  %  -8.39            1.69                   N/A
Class C Return Before Taxes(4)                                  %  -4.69            1.22                   N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   8.44         7.49(6)                   N/A
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %   1.00            7.33(8)                N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) The LBAB Index return is for the period beginning February 1, 1997 (inception date of Class A).

(7) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Income Composite return is for the period beginning February 1, 1997.

 34      ING Strategic Allocation Income Fund

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley International-Europe, Australia, Far East
                                                          Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Domestic Equity Index Funds                                3.00          none          none
 Fixed Income Funds (except Aeltus Money Market
  Funds)                                                    4.75          none          none
 Aeltus Money Market Fund                                   none          none          none
 All other Funds                                            5.75          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(2)       5.00(3)       1.00(4)

                                                  (1) The Funds do not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge. Please see page
                                                      42.

                                                  (3) Imposed upon redemption
                                                      within the first year,
                                                      declining to 1.00% on
                                                      shares redeemed in the
                                                      sixth year. No CDSC is
                                                      charged thereafter. Please
                                                      see page 42.

                                                  (4) Imposed upon redemption
                                                      within the first year. No
                                                      CDSC is charged
                                                      thereafter. Please see
                                                      page 42.
OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth              %        0.85           0.25            0.50           1.60               --            1.60
 Growth                            %        0.70           0.25            0.26           1.21               --            1.21
 Small Company                     %        0.85           0.25            0.22           1.32               --            1.32
 Technology                        %        1.05           0.25            1.30           2.60            -0.85            1.75
 Index Plus LargeCap               %        0.45           0.25            0.24           0.94               --            0.94
 Index Plus MidCap                 %        0.45           0.25            0.61           1.31            -0.31            1.00
 Index Plus SmallCap               %        0.45           0.25            1.41           2.11            -1.11            1.00
 Value Opportunity                 %        0.70           0.25            0.67           1.62            -0.27            1.35
 Balanced                          %        0.80           0.25            0.34           1.39               --            1.39
 Growth and Income                 %        0.68           0.25            0.23           1.16               --            1.16
 Bond                              %        0.50           0.25            0.34           1.09            -0.09            1.00
 ING Government                    %        0.50           0.25            0.38           1.13            -0.18            0.95
 Aeltus Money Market               %        0.40             --            0.30           0.70               --            0.70
 Strategic Allocation Growth       %        0.80           0.25            0.45           1.50            -0.25            1.25
 Strategic Allocation Balanced     %        0.80           0.25            0.37           1.42            -0.22            1.20
 Strategic Allocation Income       %        0.80           0.25            0.51           1.56            -0.41            1.15

 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth               %        0.85           1.00            0.50           2.35              --            2.35
 Growth                             %        0.70           1.00            0.26           1.96              --            1.96
 Small Company                      %        0.85           1.00            0.22           2.07              --            2.07
 Technology                         %        1.05           1.00            1.30           3.35           -0.85            2.50
 Index Plus LargeCap                %        0.45           1.00            0.24           1.69              --            1.69
 Index Plus MidCap                  %        0.45           1.00            0.61           2.06           -0.31            1.75
 Index Plus SmallCap                %        0.45           1.00            1.41           2.86           -1.11            1.75
 Value Opportunity                  %        0.70           1.00            0.67           2.37           -0.27            2.10
 Balanced                           %        0.80           1.00            0.34           2.14              --            2.14
 Growth and Income                  %        0.68           1.00            0.23           1.91              --            1.91
 Bond                               %        0.50           1.00            0.34           1.84           -0.09            1.75
 ING Government                     %        0.50           1.00            0.38           1.88           -0.18            1.70
 Aeltus Money Market                %        0.40           1.00            0.30           1.70              --            1.70
 Strategic Allocation Growth        %        0.80           1.00            0.45           2.25           -0.25            2.00
 Strategic Allocation Balanced      %        0.80           1.00            0.37           2.17           -0.22            1.95
 Strategic Allocation Income        %        0.80           1.00            0.51           2.31           -0.41            1.90

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth               %        0.85           1.00            0.50           2.35              --            2.35
 Growth                             %        0.70           1.00            0.26           1.96              --            1.96
 Small Company                      %        0.85           1.00            0.22           2.07              --            2.07
 Technology                         %        1.05           1.00            1.30           3.35           -0.85            2.50
 Index Plus LargeCap                %        0.45           0.75            0.24           1.44              --            1.44
 Index Plus MidCap                  %        0.45           0.75            0.61           1.81           -0.31            1.50
 Index Plus SmallCap                %        0.45           0.75            1.41           2.61           -1.11            1.50
 Value Opportunity                  %        0.70           1.00            0.67           2.37           -0.27            2.10
 Balanced                           %        0.80           1.00            0.34           2.14              --            2.14
 Growth and Income                  %        0.68           1.00            0.23           1.91              --            1.91
 Bond                               %        0.50           1.00            0.34           1.84           -0.09            1.75
 ING Government                     %        0.50           1.00            0.38           1.88           -0.18            1.70
 Aeltus Money Market                %        0.40             --            0.30           0.70              --            0.70
 Strategic Allocation Growth        %        0.80           1.00            0.45           2.25           -0.25            2.00
 Strategic Allocation Balanced      %        0.80           1.00            0.37           2.17           -0.22            1.95
 Strategic Allocation Income        %        0.80           1.00            0.51           2.31           -0.41            1.90

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual distribution fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced, Growth and Income and Money Market), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through May 31, 2003 except for Bond and ING Government which will continue at least through March 31, 2003 and International Growth, which will continue at least through October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year by Aeltus is shown under "Waivers, Reimbursements and Recoupment."

 38      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 International Growth                                           $     728        1,051       1,396       2,366
 Growth                                                         $     691          937       1,202       1,957
 Small Company                                                  $     702          969       1,257       2,074
 Technology                                                     $     823        1,337       1,876       3,341
 Index Plus LargeCap                                            $     393          591         804       1,420
 Index Plus MidCap                                              $     429          703         997       1,832
 Index Plus SmallCap                                            $     508          941       1,400       2,668
 Value Opportunity                                              $     730        1,057       1,406       2,386
 Balanced                                                       $     708          990       1,292       2,148
 Growth and Income                                              $     686          922       1,177       1,903
 Bond                                                           $     581          805       1,047       1,741
 ING Government                                                 $     585          817       1,068       1,784
 Aeltus Money Market                                            $      72          224         390         871
 Strategic Allocation Growth                                    $     719        1,022       1,346       2,263
 Strategic Allocation Balanced                                  $     711          998       1,307       2,179
 Strategic Allocation Income                                    $     725        1,039       1,376       2,325

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       39

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 International Growth                     $   738       1,033      1,455      2,499       238         733      1,255      2,499
 Growth                                   $   699         915      1,257      2,091       199         615      1,057      2,091
 Small Company                            $   710         949      1,314      2,208       210         649      1,114      2,208
 Technology                               $   838       1,330      1,945      3,470       338       1,030      1,745      3,470
 Index Plus LargeCap                      $   672         833      1,118      1,799       172         533        918      1,799
 Index Plus MidCap                        $   709         946      1,308      2,197       209         646      1,108      2,197
 Index Plus SmallCap                      $   789       1,186      1,708      3,008       289         886      1,508      3,008
 Value Opportunity                        $   740       1,039      1,465      2,520       240         739      1,265      2,520
 Balanced                                 $   717         970      1,349      2,282       217         670      1,149      2,282
 Growth and Income                        $   694         900      1,232      2,038       194         600      1,032      2,038
 Bond                                     $   687         879      1,195      1,962       187         579        995      1,962
 ING Government                           $   691         891      1,216      2,005       191         591      1,016      2,005
 Aeltus Money Market                      $   673         836      1,123      1,743       173         536        923      1,743
 Strategic Allocation Growth              $   728       1,003      1,405      2,396       228         703      1,205      2,396
 Strategic Allocation Balanced            $   720         979      1,364      2,313       220         679      1,164      2,313
 Strategic Allocation Income              $   734       1,021      1,435      2,458       234         721      1,235      2,458

EXAMPLES

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 International Growth                     $   338         733      1,255      2,686       238         733      1,255      2,686
 Growth                                   $   299         615      1,057      2,285       199         615      1,057      2,285
 Small Company                            $   310         649      1,114      2,400       210         649      1,114      2,400
 Technology                               $   438       1,030      1,745      3,640       338       1,030      1,745      3,640
 Index Plus LargeCap                      $   247         456        787      1,724       147         456        787      1,724
 Index Plus MidCap                        $   284         569        980      2,127       184         569        980      2,127
 Index Plus SmallCap                      $   364         811      1,385      2,944       264         811      1,385      2,944
 Value Opportunity                        $   340         739      1,265      2,706       240         739      1,265      2,706
 Balanced                                 $   317         670      1,149      2,472       217         670      1,149      2,472
 Growth and Income                        $   294         600      1,032      2,233       194         600      1,032      2,233
 Bond                                     $   287         579        995      2,159       187         579        995      2,159
 ING Government                           $   291         591      1,016      2,201       191         591      1,016      2,201
 Aeltus Money Market                      $   172         224        390        871        72         224        390        871
 Strategic Allocation Growth              $   328         703      1,205      2,585       228         703      1,205      2,585
 Strategic Allocation Balanced            $   320         679      1,164      2,503       220         679      1,164      2,503
 Strategic Allocation Income              $   334         721      1,235      2,646       234         721      1,235      2,646

 40      What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page (except Aeltus Money Market Fund).

- Distribution and service (12b-1) fees of 0.25% (except Aeltus Money Market
  Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00% (for all Funds except the Domestic Equity Index and Aeltus Money Market Funds) or 0.75% (for the Domestic Equity Index Funds).

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund (except Aeltus Money Market Class A and Class
C) has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                             DOMESTIC EQUITY INDEX FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.00            3.09
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             2.00            2.04
 $250,000 - $499,999             1.50            1.52
 $500,000 - $999,999             1.00            1.01
 $1,000,000 and over                             See below

Class A shares of Bond and ING Government Funds are sold subject to the following sales charge:

                               BOND AND ING GOVERNMENT
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

Class A shares of all of the other ING Funds offered in this Prospectus (except Aeltus Money Market) are sold subject to the following sales charge:

                                   ALL OTHER FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

AELTUS MONEY MARKET. There is no sales charge if you purchase Class A Shares of Aeltus Money Market Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase (except Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

 42      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       43

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, Inc. (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund. RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co.
(SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 44      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       45

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not

 46      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

REDEMPTIONS BY CHECK

Class A shareholders of the ING Aeltus Money Market Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or insufficient funds will be returned unpaid to the payee.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       47

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of August 31, 2002, ING managed over $33.0 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
International Growth                                   0.85%
Growth                                                 0.70
Small Company                                          0.85
Technology                                             1.05
Index Plus LargeCap                                    0.45
Index Plus MidCap                                      0.45
Index Plus SmallCap                                    0.45
Value Opportunity                                      0.70
Balanced                                               0.80
Growth and Income                                      0.68
Bond                                                   0.50
ING Government                                         0.50
Aeltus Money Market                                    0.40
Strategic Allocation Growth                            0.80
Strategic Allocation Balanced                          0.80
Strategic Allocation Income                            0.80

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as sub-adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of August 31, 2002, Aeltus managed over $38.0 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

VALUE OPPORTUNITY FUND


Value Opportunity is managed by a team of Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialists for other Aeltus advised funds since 1994.


INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.


 48      Management of the Funds

SUB-ADVISER                                              MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND


Balanced is managed by a team of investment professionals led by Neil Kochen and Jim Kauffmann.


Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.


James B. Kauffmann has primary responsibility for managing the Bond Fund and ING Government Fund. Mr. Kauffman joined ING Group in 1996 and has over 14 years of investment experience. Prior to joining ING Group, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.


BOND FUND



James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Group in 1996 and has over 14 years of investment experience. Prior to joining ING Group, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



ING GOVERNMENT FUND



Charles Melchreit has primary responsibility for managing the ING Government Fund. Mr. Melchreit joined Aeltus in 1996 and currently oversees a number of institutional accounts. From 1994 to 1996, Mr. Melchreit was managing director of quantitative research at Mass Mutual. Prior to 1994, Mr. Melchreit served as head of quantitative research at Aetna Inc. and from 1986 to 1991, he was an analyst in Aetna's quantitative research group.


AELTUS MONEY MARKET FUND

Aeltus Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson has primary responsibility for managing the Aeltus Money Market Fund. Ms. Thompson joined ING Group in 1998 and has over ten years of investment experience. Prior to joining ING Group, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME


The ING Strategic Allocation Funds are managed by a team of Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC, (AIC) 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of August 31, 2002, AIC had more than $128 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 - March 1999).




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                                                Management of the Funds       49

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY                  SEMI-ANNUALLY      MONTHLY
--------                  -------------      -------
International Growth      Balanced           Bond
Growth                    Growth and Income  ING Government
Small Company                                Aeltus Money
Technology                                    Market(1)
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Strategic Allocation
 Growth
Strategic Allocation
 Balanced
Strategic Allocation
 Income

(1) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 50      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND, BALANCED, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as




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                                           More Information About Risks       51

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interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT BOND AND AELTUS MONEY MARKET). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, BOND, AELTUS MONEY MARKET, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL GROWTH, TECHNOLOGY AND AELTUS MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced


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availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

CONCENTRATION (TECHNOLOGY). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING (ALL FUNDS). Each Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and




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                                           More Information About Risks       53

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gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES (ALL FUNDS). Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 54      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

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                                                   Financial Highlights       55

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
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For the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended April 30, 2002 is unaudited.

                                                                  CLASS A                                      CLASS B
                                          --------------------------------------------------------   ----------------------------
                                          SIX MONTHS                                                 SIX MONTHS
                                             ENDED                                                      ENDED        YEAR ENDED
                                           APRIL 30,              YEAR ENDED OCTOBER 31,              APRIL 30,     OCTOBER 31,
                                             2002       ------------------------------------------      2002       --------------
                                          (UNAUDITED)    2001     2000     1999     1998     1997    (UNAUDITED)    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       7.27       13.50    13.74    11.83    13.57    11.77       7.22       13.42   13.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                  $      -0.03       -0.04    -0.06    -0.02*   -0.02*   -0.07*     -0.05       -0.10   -0.05
 Net realized and unrealized gain
 (loss) on investments                $      -0.08       -4.15     1.39     3.08     1.05     2.88      -0.09       -4.13    1.29
 Total from investment operations     $      -0.11       -4.19     1.33     3.06     1.03     2.81      -0.14       -4.23    1.24
LESS DISTRIBUTIONS FROM:
 Net investment income                $         --          --       --     0.55     0.31     0.12         --          --      --
 Net realized gain on investments     $         --        2.04     1.57     0.60     2.46     0.89         --        1.97    1.51
 Total distributions                  $         --        2.04     1.57     1.15     2.77     1.01         --        1.97    1.51
 Net asset value, end of period       $       7.16        7.27    13.50    13.74    11.83    13.57       7.08        7.22   13.42
 TOTAL RETURN(2):                     %      -1.51      -35.60     8.80    27.76     9.76    25.07      -1.94      -36.10    8.15
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     52,999      52,392   83,245   35,098   15,078   19,063      1,032       1,069   1,617
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                  %       1.60        1.60     1.49     1.60     1.82     2.47       2.35        2.35    2.24
 Gross expenses prior to expense
 reimbursement(3)                     %       1.70        1.60     1.49     1.78     2.01     2.47       2.46        2.35    2.24
 Net investment loss after expense
 reimbursement(3)(4)                  %      -0.71       -0.39    -0.55    -0.16    -0.19    -0.57      -1.46       -1.14   -1.30
 Portfolio turnover rate              %        146         222      182      176      153      194        146         222     182

                                       CLASS B
                                     -----------

                                      MARCH 1,
                                     1999(1) TO
                                     OCTOBER 31,
                                        1999
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 11.70
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                    -0.08*
 Net realized and unrealized gain
 (loss) on investments                   2.07
 Total from investment operations        1.99
LESS DISTRIBUTIONS FROM:
 Net investment income                     --
 Net realized gain on investments          --
 Total distributions                       --
 Net asset value, end of period         13.69
 TOTAL RETURN(2):                       17.01
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        225
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     2.35
 Gross expenses prior to expense
 reimbursement(3)                        2.53
 Net investment loss after expense
 reimbursement(3)(4)                    -0.91
 Portfolio turnover rate                  176

                                                                                              CLASS C
                                                                   --------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                            JUNE 30,
                                                                    APRIL 30,          YEAR ENDED OCTOBER 31,         1998(1) TO
                                                                      2002          ----------------------------      OCTOBER 31,
                                                                   (UNAUDITED)       2001       2000       1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       7.19          13.39      13.68      11.85         13.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                           $      -0.06          -0.17      -0.05      -0.12*        -0.03*
 Net realized and unrealized gain (loss) on investments        $      -0.07          -4.06       1.27       3.10         -1.41
 Total from investment operations                              $      -0.13          -4.23       1.22       2.98         -1.44
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $         --             --         --       0.55            --
 Net realized gain on investments                              $         --           1.97       1.51       0.60            --
 Total distributions                                           $         --           1.97       1.51       1.15            --
 Net asset value, end of period                                $       7.06           7.19      13.39      13.68         11.85
 TOTAL RETURN(2):                                              %      -1.81         -36.08       7.91      27.01        -10.84
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,687          2,557      8,187      1,359           156
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       2.35           2.35       2.24       2.35          2.36
 Gross expenses prior to expense reimbursement(3)              %       2.46           2.35       2.24       2.53          2.55
 Net investment loss after expense reimbursement(3)(4)         %      -1.46          -1.14      -1.30      -0.91         -0.73
 Portfolio turnover rate                                       %        146            222        182        176           153

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(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
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For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                         CLASS A                                       CLASS B
                                          ----------------------------------------------------------------------       -------
                                           SEVEN                                                                        SEVEN
                                          MONTHS                                                                       MONTHS
                                           ENDED                       YEAR ENDED OCTOBER 31,                           ENDED
                                          MAY 31,   ------------------------------------------------------------       MAY 31,
                                          2002(4)    2001          2000          1999         1998         1997        2002(4)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $    11.66     22.50          22.15        16.37        16.76        14.17        11.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                  $    -0.05     -0.07          -0.03        -0.06*       -0.04*       -0.11*       -0.10
 Net realized and unrealized gain
 (loss) on investments                $    -0.40     -8.21           3.42         6.04         2.05         3.84        -0.41
 Total from investment operations     $    -0.45     -8.28           3.39         5.98         2.01         3.73        -0.51
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments     $       --      2.56           3.04         0.20         2.40         1.14           --
 Total distributions                  $       --      2.56           3.04         0.20         2.40         1.14           --
 Net asset value, end of period       $    11.21     11.66          22.50        22.15        16.37        16.76        11.28
 TOTAL RETURN(2):                     %    -3.86    -40.71          16.34        36.78        14.34        28.05        -4.32
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   82,011    85,409        122,415       57,329       12,877        8,647        2,988
 Ratios to average net assets:
 Expenses(3)                          %     1.21      1.16           1.12         1.19         1.32         1.92         1.96
 Net investment loss(3)               %    -0.67     -0.53          -0.34        -0.29        -0.25        -0.67        -1.42
 Portfolio turnover rate              %      143       199            183          142          170          141          143

                                                CLASS B
                                     ---------------------------------

                                       YEAR ENDED           MARCH 1,
                                       OCTOBER 31,         1999(1) TO
                                     ---------------       OCTOBER 31,
                                      2001     2000           1999
-----------------------------------  ---------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               22.71    22.40          19.84
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                  -0.20    -0.03          -0.15*
 Net realized and unrealized gain
 (loss) on investments                -8.29     3.30           2.71
 Total from investment operations     -8.49     3.27           2.56
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments      2.43     2.96             --
 Total distributions                   2.43     2.96             --
 Net asset value, end of period       11.79    22.71          22.40
 TOTAL RETURN(2):                    -41.11    15.46          12.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    3,213    5,710          1,920
 Ratios to average net assets:
 Expenses(3)                           1.91     1.87           1.94
 Net investment loss(3)               -1.28    -1.09          -1.04
 Portfolio turnover rate                199      183            142

                                                                                           CLASS C
                                                                   --------------------------------------------------------
                                                                    SEVEN
                                                                   MONTHS             YEAR ENDED                 JUNE 30,
                                                                    ENDED            OCTOBER 31,                1998(1) TO
                                                                   MAY 31,   ----------------------------       OCTOBER 31,
                                                                   2002(4)    2001     2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    11.68     22.55    22.25        16.56          17.86
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                           $    -0.11     -0.20    -0.03        -0.22*         -0.05*
 Net realized and unrealized gain (loss) on investments        $    -0.39     -8.23     3.27         6.11          -1.25
 Total from investment operations                              $    -0.50     -8.43     3.24         5.89          -1.30
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments                              $       --      2.44     2.94         0.20             --
 Total distributions                                           $       --      2.44     2.94         0.20             --
 Net asset value, end of period                                $    11.18     11.68    22.55        22.25          16.56
 TOTAL RETURN(2):                                              %    -4.28    -41.14    15.47        35.80          -7.28
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    1,893     2,268    3,857        1,446            356
 Ratios to average net assets:
 Expenses(3)                                                   %     1.96      1.91     1.87         1.94           1.99
 Net investment loss(3)                                        %    -1.42     -1.28    -1.09        -1.04          -0.92
 Portfolio turnover rate                                       %      143       199      183          142            170

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       57

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                          SEVEN MONTHS
                                             ENDED                         YEAR ENDED OCTOBER 31,
                                            MAY 31,      ----------------------------------------------------------
                                            2002(4)       2001          2000          1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       12.74       14.80         12.11         10.15       15.20       14.42
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $       -0.03        0.03          0.02          0.02*       0.01*      -0.16*
 Net realized and unrealized gain
 (loss) on investments                $        1.00       -1.30          3.62          2.02       -0.84        4.36
 Total from investment operations     $        0.97       -1.27          3.64          2.04       -0.83        4.20
LESS DISTRIBUTIONS FROM:
 Net investment income                $        0.01        0.05          0.01          0.02          --          --
 Net realized gains on investments    $          --        0.74          0.94          0.06        4.22        3.42
 Total distributions                  $        0.01        0.79          0.95          0.08        4.22        3.42
 Net asset value, end of period       $       13.70       12.74         14.80         12.11       10.15       15.20
 TOTAL RETURN(2):                     %        7.64       -8.66         31.55         20.16       -7.77       36.73
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     101,892      69,074        61,682        16,269       9,089       7,077
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %        1.32        1.34          1.35          1.48        1.63        2.33
 Gross expenses prior to expense
 reimbursement(3)                     %        1.32        1.34          1.35          1.50        1.74        2.33
 Net investment income (loss) after
 expense reimbursement(3)(5)          %       -0.37        0.25          0.21          0.18        0.15       -1.17
 Portfolio turnover rate              %         200         257           333           232         212         150

                                                         CLASS B
                                     ------------------------------------------------
                                     SEVEN MONTHS     YEAR ENDED         MARCH 1,
                                        ENDED        OCTOBER 31,        1999(1) TO
                                       MAY 31,      --------------     OCTOBER 31,
                                       2002(4)       2001    2000          1999
-----------------------------------  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 13.00        15.12   12.37        10.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)           -0.06        -0.07    0.01       -0.05*
 Net realized and unrealized gain
 (loss) on investments                   0.99        -1.33    3.61         1.73
 Total from investment operations        0.93        -1.40    3.62         1.68
LESS DISTRIBUTIONS FROM:
 Net investment income                     --           --      --           --
 Net realized gains on investments         --         0.72    0.87           --
 Total distributions                       --         0.72    0.87           --
 Net asset value, end of period         13.93        13.00   15.12        12.37
 TOTAL RETURN(2):                        7.15        -9.37   30.51        15.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      1,890        1,173   1,246          129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     2.07         2.09    2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                        2.07         2.09    2.10         2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)            -1.11        -0.50   -0.54        -0.57
 Portfolio turnover rate                  200          257     333          232

                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                 SEVEN MONTHS             YEAR ENDED                   JUNE 30,
                                                                    ENDED                 OCTOBER 31,                 1998(1) TO
                                                                   MAY 31,      -------------------------------       OCTOBER 31,
                                                                   2002(4)      2001         2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $      12.95       15.04        12.32        10.39          12.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                $      -0.12       -0.08         0.02        -0.07*         -0.02*
 Net realized and unrealized gain (loss) on investments      $       1.05       -1.32         3.59         2.07          -1.70
 Total from investment operations                            $       0.93       -1.40         3.61         2.00          -1.72
LESS DISTRIBUTIONS FROM:
 Net investment income                                       $         --          --           --         0.01             --
 Net realized gains on investments                           $         --        0.69         0.89         0.06             --
 Total distributions                                         $         --        0.69         0.89         0.07             --
 Net asset value, end of period                              $      13.88       12.95        15.04        12.32          10.39
 TOTAL RETURN(2):                                            %       7.18       -9.39        30.54        19.33         -14.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      3,369       4,040        6,736        1,893          1,118
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %       2.07        2.09         2.10         2.23           2.30
 Gross expenses prior to expense reimbursement(3)            %       2.07        2.09         2.10         2.25           2.41
 Net investment loss after expense reimbursement(3)(5)       %      -1.09       -0.50        -0.54        -0.57          -0.52
 Portfolio turnover rate                                     %        200         257          333          232            212

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                           CLASS A                                    CLASS B
                                         -------------------------------------------       -----------------------------
                                          SEVEN                                             SEVEN
                                         MONTHS           YEAR            MARCH 1,         MONTHS           YEAR
                                          ENDED           ENDED          2000(1) TO         ENDED           ENDED
                                         MAY 31,       OCTOBER 31,       OCTOBER 31,       MAY 31,       OCTOBER 31,
                                         2002(4)          2001              2000           2002(4)          2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                             $      3.88            8.56             10.00            3.84            8.52
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                $     -0.04           -0.05             -0.06           -0.06           -0.11
 Net realized and unrealized loss
 on investments                     $     -0.02           -4.63             -1.38           -0.03           -4.57
 Total from investment operations   $     -0.06           -4.68             -1.44           -0.09           -4.68
 Net asset value, end of period     $      3.82            3.88              8.56            3.75            3.84
 TOTAL RETURN(2):                   %     -1.55          -54.67            -14.40           -2.34          -54.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)  $    10,341           7,425             7,569           1,194           1,224
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                %      1.75            1.75              1.75            2.50            2.50
 Gross expenses prior to expense
 reimbursement(3)                   %      2.60            2.61              2.73            3.35            3.36
 Net investment loss after expense
 reimbursement(3)(5)                %     -1.68           -1.36             -1.34           -2.42           -2.11
 Portfolio turnover rate            %        59             175               124              59             175

                                      CLASS B                           CLASS C
                                    -----------       -------------------------------------------
                                                       SEVEN
                                     MARCH 1,         MONTHS           YEAR            MARCH 1,
                                    2000(1) TO         ENDED           ENDED          2000(1) TO
                                    OCTOBER 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,
                                       2000           2002(4)          2001              2000
----------------------------------  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                                10.00            3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                   -0.08           -0.07           -0.17             -0.07
 Net realized and unrealized loss
 on investments                        -1.40           -0.01           -4.51             -1.41
 Total from investment operations      -1.48           -0.08           -4.68             -1.48
 Net asset value, end of period         8.52            3.76            3.84              8.52
 TOTAL RETURN(2):                     -14.80           -2.08          -54.93            -14.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     2,329             642             760             3,307
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    2.50            2.50            2.50              2.50
 Gross expenses prior to expense
 reimbursement(3)                       3.48            3.35            3.36              3.48
 Net investment loss after expense
 reimbursement(3)(5)                   -2.09           -2.42           -2.11             -2.09
 Portfolio turnover rate                 124              59             175               124

--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       59

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                           SEVEN
                                          MONTHS                                                                 FEBRUARY 3,
                                           ENDED                      YEAR ENDED OCTOBER 31,                     1997(6) TO
                                          MAY 31,      ----------------------------------------------------      OCTOBER 31,
                                          2002(4)        2001           2000           1999          1998           1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $    13.72         18.64          17.36          13.70         12.36          10.57
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $     0.05          0.09           0.06           0.07*         0.09*          0.02*
 Net realized and unrealized gain
 (loss) on investments                $     0.00**       -4.96           1.28           3.84          2.56           1.77
 Total from investment operations     $     0.05         -4.87           1.34           3.91          2.65           1.79
LESS DISTRIBUTIONS FROM:
 Net investment income                $     0.09          0.05           0.06           0.05          0.09             --
 Net realized gain on investments     $       --            --             --           0.20          1.22             --
 Total distributions                  $     0.09          0.05           0.06           0.25          1.31             --
 Net asset value, end of period       $    13.68         13.72          18.64          17.36         13.70          12.36
 TOTAL RETURN(2):                     %     0.34        -26.19           7.74          28.78         23.09          16.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   183,379      173,369        187,566         81,908         6,422          1,833
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %     0.94          0.91           0.91           0.95          0.99           1.45
 Gross expenses prior to expense
 reimbursement(3)                     %     0.94          0.91           0.91           1.00          1.46           2.98
 Net investment income (loss) after
 expense reimbursement(3)(5)          %     0.56          0.58           0.31           0.42          0.67           0.16
 Portfolio turnover rate              %       87           117            104             72           124             82

                                                            CLASS B
                                     ------------------------------------------------------
                                      SEVEN
                                     MONTHS             YEAR ENDED               MARCH 1,
                                      ENDED             OCTOBER 31,             1999(1) TO
                                     MAY 31,      -----------------------       OCTOBER 31,
                                     2002(4)        2001           2000            1999
-----------------------------------  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               13.60         18.57          17.37           15.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         -0.02         -0.03           0.01           -0.04*
 Net realized and unrealized gain
 (loss) on investments                 0.01         -4.94           1.19            1.73
 Total from investment operations     -0.01         -4.97           1.20            1.69
LESS DISTRIBUTIONS FROM:
 Net investment income                   --            --             --              --
 Net realized gain on investments        --            --             --              --
 Total distributions                     --            --             --              --
 Net asset value, end of period       13.59         13.60          18.57           17.37
 TOTAL RETURN(2):                     -0.07        -26.76           6.91           10.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   27,672        28,933         32,666          17,386
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   1.69          1.66           1.66            1.70
 Gross expenses prior to expense
 reimbursement(3)                      1.69          1.66           1.66            1.75
 Net investment income (loss) after
 expense reimbursement(3)(5)          -0.19         -0.17          -0.44           -0.32
 Portfolio turnover rate                 87           117            104              72

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                        SEVEN MONTHS                                                   JUNE 30,
                                                           ENDED                  YEAR ENDED OCTOBER 31,              1998(1) TO
                                                          MAY 31,         --------------------------------------      OCTOBER 31,
                                                          2002(4)           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $        13.64           18.57          17.33          13.74          14.17
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                      $         0.02            0.03             --          -0.01*          0.01*
 Net realized and unrealized gain (loss) on
 investments                                       $        -0.02           -4.96           1.24           3.85          -0.44
 Total from investment operations                  $         0.00**         -4.93           1.24           3.84          -0.43
LESS DISTRIBUTIONS FROM:
 Net investment income                             $           --              --             --           0.05             --
 Net realized gain on investments                  $           --              --             --           0.20             --
 Total distributions                               $           --              --             --           0.25             --
 Net asset value, end of period                    $        13.64           13.64          18.57          17.33          13.74
 TOTAL RETURN(2):                                  %         0.00          -26.55           7.17          28.17          -3.04
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $       23,267          27,742         51,143         33,439            910
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)    %         1.44            1.41           1.41           1.45           1.43
 Gross expenses prior to expense
 reimbursement(3)                                  %         1.44            1.41           1.41           1.50           1.90
 Net investment income (loss) after expense
 reimbursement(3)(5)                               %         0.07            0.08          -0.19          -0.07           0.23
 Portfolio turnover rate                           %           87             117            104             72            124

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 60      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                 CLASS A                                      CLASS B
                                          ------------------------------------------------------   -----------------------------
                                           SEVEN                                     FEBRUARY 3,    SEVEN
                                          MONTHS              YEAR ENDED               1998(6)     MONTHS        YEAR ENDED
                                           ENDED             OCTOBER 31,                 TO         ENDED         OCT. 31,
                                          MAY 31,   ------------------------------   OCTOBER 31,   MAY 31,   -------------------
                                          2002(4)     2001       2000       1999        1998       2002(4)     2001       2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $    10.98      14.72      12.66      10.34       10.00       10.87      14.62     12.61
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $     0.01       0.03       0.03       0.04*       0.02*      -0.03      -0.05     -0.02
 Net realized and unrealized gain
 (loss) on investments                $     1.96      -1.73       3.86       2.32        0.32        1.92      -1.72      3.79
 Total from investment operations     $     1.97      -1.70       3.89       2.36        0.34        1.89      -1.77      3.77
LESS DISTRIBUTIONS FROM:
 Net investment income                $     0.03       0.02       0.05       0.04          --          --         --        --
 Net realized gain on investments     $       --       2.02       1.78         --          --          --       1.98      1.76
 Total distributions                  $     0.03       2.04       1.83       0.04          --          --       1.98      1.76
 Net asset value, end of period       $    12.92      10.98      14.72      12.66       10.34       12.76      10.87     14.62
 TOTAL RETURN(2):                     %    17.94     -12.79      35.14      22.81        3.40       17.39     -13.39     34.09
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   41,127     18,805     10,999      3,434         269       3,942      1,405     1,568
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %     1.00       1.00       1.00       1.00        1.00        1.75       1.75      1.75
 Gross expenses prior to expense
 reimbursement(3)                     %     1.31       1.50       1.50       2.03        2.76        2.06       2.25      2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)          %     0.15       0.28       0.13       0.30        0.32       -0.59      -0.47     -0.62
 Portfolio turnover rate              %      190        181        180        131         130         190        181       180

                                       CLASS B
                                     -----------
                                      MARCH 1,
                                       1999(1)
                                         TO
                                     OCTOBER 31,
                                        1999
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 11.23
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)           -0.04*
 Net realized and unrealized gain
 (loss) on investments                   1.42
 Total from investment operations        1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                     --
 Net realized gain on investments          --
 Total distributions                       --
 Net asset value, end of period         12.61
 TOTAL RETURN(2):                       12.29
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        446
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.75
 Gross expenses prior to expense
 reimbursement(3)                        2.78
 Net investment income (loss) after
 expense reimbursement(3)(5)            -0.45
 Portfolio turnover rate                  131

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                SEVEN                                                  JUNE 30,
                                                               MONTHS                                                   1998(1)
                                                                ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                               MAY 31,      ------------------------------------      OCTOBER 31,
                                                               2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        10.87         14.60        12.59         10.33           10.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                   $        -0.02         -0.02        -0.02         -0.02*          -0.01*
 Net realized and unrealized gain (loss) on
 investments                                           $         1.94         -1.73         3.81          2.31           -0.58
 Total from investment operations                      $         1.92         -1.75         3.79          2.29           -0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $           --            --           --          0.03              --
 Net realized gain on investments                      $           --          1.98         1.78            --              --
 Total distributions                                   $           --          1.98         1.78          0.03              --
 Net asset value, end of period                        $        12.79         10.87        14.60         12.59           10.33
 TOTAL RETURN(2):                                      %        17.57        -13.19        34.41         22.19           -5.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $        3,200         1,791        1,612           516             100
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)        %         1.50          1.50         1.50          1.50            1.50
 Gross expenses prior to expense reimbursement(3)      %         1.81          2.00         2.00          2.53            3.26
 Net investment loss after expense
 reimbursement(3)(5)                                   %        -0.34         -0.22        -0.37         -0.20           -0.18
 Portfolio turnover rate                               %          190           181          180           131             130

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       61

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                    CLASS A                                      CLASS B
                                            -------------------------------------------------------   -----------------------------
                                             SEVEN                                     FEBRUARY 3,     SEVEN
                                            MONTHS                                       1998(6)      MONTHS        YEAR ENDED
                                             ENDED        YEAR ENDED OCTOBER 31,            TO         ENDED         OCT. 31,
                                            MAY 31,   ------------------------------   OCTOBER 31,    MAY 31,   -------------------
                                            2002(4)     2001       2000       1999         1998       2002(4)     2001       2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                $     10.72      11.61       9.92       8.86        10.00       10.52     11.48       9.88
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                   $        --      -0.02      -0.03         --*          --*      -0.02     -0.08      -0.03*
 Net realized and unrealized gain
 (loss) on investments                 $      2.06      -0.87       1.72       1.07        -1.14        2.00     -0.88       1.63
 Total from investment operations      $      2.06      -0.89       1.69       1.07        -1.14        1.98     -0.96       1.60
LESS DISTRIBUTIONS FROM:
 Net investment income                 $        --         --         --       0.01           --          --        --         --
 Total distributions                   $        --         --         --       0.01           --          --        --         --
 Net asset value, end of period        $     12.78      10.72      11.61       9.92         8.86       12.50     10.52      11.48
 TOTAL RETURN(2):                      %     19.22      -7.67      17.04      12.13       -11.40       18.73     -8.36      16.19
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $     9,316      5,020      3,806      2,348          349       2,246       498        299
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   %      1.00       1.00       1.00       1.00         1.00        1.75      1.75       1.75
 Gross expenses prior to expense
 reimbursement(3)                      %      2.11       2.10       1.77       2.28         2.88        2.86      2.85       2.52
 Net investment income (loss) after
 expense reimbursement(3)(5)           %     -0.06      -0.16      -0.30      -0.02         0.00       -0.75     -0.91      -1.05
 Portfolio turnover rate               %        61        118        134         85          100          61       118        134

                                       CLASS B
                                     -----------
                                      MARCH 1,
                                       1999(1)
                                         TO
                                     OCTOBER 31,
                                        1999
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  8.91
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                    -0.05*
 Net realized and unrealized gain
 (loss) on investments                   1.02
 Total from investment operations        0.97
LESS DISTRIBUTIONS FROM:
 Net investment income                     --
 Total distributions                       --
 Net asset value, end of period          9.88
 TOTAL RETURN(2):                       10.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.75
 Gross expenses prior to expense
 reimbursement(3)                        3.03
 Net investment income (loss) after
 expense reimbursement(3)(5)            -0.77
 Portfolio turnover rate                   85

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                SEVEN                                                  JUNE 30,
                                                               MONTHS                                                   1998(1)
                                                                ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                               MAY 31,      ------------------------------------      OCTOBER 31,
                                                               2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        10.57        11.50          9.87          8.84           10.62
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                   $        -0.02        -0.09         -0.03         -0.05*          -0.02*
 Net realized and unrealized gain (loss) on
 investments                                           $         2.01        -0.84          1.66          1.08           -1.76
 Total from investment operations                      $         1.99        -0.93          1.63          1.03           -1.78
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $           --           --            --            --              --
 Total distributions                                   $           --           --            --            --              --
 Net asset value, end of period                        $        12.56        10.57         11.50          9.87            8.84
 TOTAL RETURN(2):                                      %        18.83        -8.09         16.51         11.66          -16.76
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $          893          395           615           589             155
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)        %         1.50         1.50          1.50          1.50            1.50
 Gross expenses prior to expense reimbursement(3)      %         2.61         2.60          2.27          2.78            3.38
 Net investment loss after expense
 reimbursement(3)(5)                                   %        -0.53        -0.66         -0.80         -0.52           -0.50
 Portfolio turnover rate                               %           61          118           134            85             100

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 62      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                          SEVEN MONTHS                                             FEBRUARY 2,
                                             ENDED                YEAR ENDED OCTOBER 31,           1998(6) TO
                                            MAY 31,          --------------------------------      OCTOBER 31,
                                            2002(4)           2001         2000         1999          1998
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $        10.23           14.50        13.20         9.97         10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)        $        -0.01           -0.01        -0.02           --*         0.01*
 Net realized and unrealized gain
 (loss) on investments               $         0.10           -2.22         2.18         3.25         -0.04
 Total from investment operations    $         0.09           -2.23         2.16         3.25         -0.03
LESS DISTRIBUTIONS FROM:
 Net investment income               $           --              --         0.01         0.02            --
 Net realized gains on
 investments                         $           --            2.04         0.85           --            --
 Total distributions                 $           --            2.04         0.86         0.02            --
 Net asset value, end of period      $        10.32           10.23        14.50        13.20          9.97
 TOTAL RETURN(2):                    %         0.88          -17.26        17.24        32.57         -0.30
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)    $       24,634          12,294        7,074        1,139           464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %         1.35            1.35         1.35         1.35          1.35
 Gross expenses prior to expense
 reimbursement(3)                    %         1.62            1.99         1.87         2.77          3.66
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                 %        -0.28           -0.10        -0.17        -0.02          0.12
 Portfolio turnover rate             %          132             172          162          125           132

                                                           CLASS B
                                   -------------------------------------------------------
                                   SEVEN MONTHS           YEAR ENDED            MARCH 1,
                                      ENDED              OCTOBER 31,           1999(1) TO
                                     MAY 31,          ------------------       OCTOBER 31,
                                     2002(4)           2001        2000           1999
---------------------------------  -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                10.16           14.38       13.14          11.28
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)          -0.04           -0.07       -0.04          -0.06*
 Net realized and unrealized gain
 (loss) on investments                  0.08           -2.23        2.08           1.92
 Total from investment operations       0.04           -2.30        2.04           1.86
LESS DISTRIBUTIONS FROM:
 Net investment income                    --              --          --             --
 Net realized gains on
 investments                              --            1.92        0.80             --
 Total distributions                      --            1.92        0.80             --
 Net asset value, end of period        10.20           10.16       14.38          13.14
 TOTAL RETURN(2):                       0.39          -17.81       16.31          16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)        587             350         149            188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    2.10            2.10        2.10           2.10
 Gross expenses prior to expense
 reimbursement(3)                       2.37            2.74        2.62           3.52
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                   -1.00           -0.85       -0.92          -0.77
 Portfolio turnover rate                 132             172         162            125

                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                             SEVEN MONTHS                                              JUNE 30,
                                                                ENDED                YEAR ENDED OCTOBER 31,           1998(1) TO
                                                               MAY 31,          --------------------------------      OCTOBER 31,
                                                               2002(4)           2001         2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $        10.11           14.34        13.09         9.95         11.04
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                    $        -0.06           -0.09        -0.03        -0.09*        -0.02*
 Net realized and unrealized gain (loss) on
 investments                                            $         0.10           -2.20         2.08         3.23         -1.07
 Total from investment operations                       $         0.04           -2.29         2.05         3.14         -1.09
LESS DISTRIBUTIONS FROM:
 Net realized gains on investments                      $           --            1.94         0.80           --            --
 Total distributions                                    $           --            1.94         0.80           --            --
 Net asset value, end of period                         $        10.15           10.11        14.34        13.09          9.95
 TOTAL RETURN(2):                                       %         0.40          -17.84        16.39        31.56         -9.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $          414             388          464          315            95
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)         %         2.10            2.10         2.10         2.10          2.10
 Gross expenses prior to expense reimbursement(3)       %         2.37            2.74         2.62         3.52          4.41
 Net investment loss after expense
 reimbursement(3)(5)                                    %        -0.97           -0.85        -0.92        -0.77         -0.63
 Portfolio turnover rate                                %          132             172          162          125           132

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       63

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                            CLASS A
                                         ------------------------------------------------------------------------------
                                         SEVEN MONTHS
                                            ENDED                             YEAR ENDED OCTOBER 31,
                                           MAY 31,          -----------------------------------------------------------
                                           2002(4)           2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $        11.02           14.08         13.72        12.83        14.05        13.49
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              $         0.08            0.21          0.35         0.29*        0.29*        0.23*
 Net realized and unrealized
 gain (loss) on investments         $         0.12           -1.83          0.82         1.52         1.01         2.03
 Total from investment
 operations                         $         0.20           -1.62          1.17         1.81         1.30         2.26
LESS DISTRIBUTIONS FROM:
 Net investment income              $         0.15            0.23          0.27         0.31         0.24         0.20
 Net realized gains on
 investments                        $           --            1.21          0.54         0.61         2.28         1.50
 Total distributions                $         0.15            1.44          0.81         0.92         2.52         1.70
 Net asset value, end of period     $        11.07           11.02         14.08        13.72        12.83        14.05
 TOTAL RETURN(2):                   %         1.82          -12.36          8.81        14.48        10.44        18.64
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $       45,221          33,860        35,564       27,339        7,544        6,289
 Ratios to average net assets:
 Expenses(3)                        %         1.39            1.35          1.31         1.36         1.44         1.99
 Net investment income(3)           %         1.31            1.81          1.99         2.13         2.22         1.68
 Portfolio turnover rate            %          118             180           242          127           85          117

                                                          CLASS B
                                  --------------------------------------------------------
                                  SEVEN MONTHS           YEAR ENDED             MARCH 1,
                                     ENDED               OCTOBER 31,           1999(1) TO
                                    MAY 31,          -------------------       OCTOBER 31,
                                    2002(4)           2001         2000           1999
--------------------------------  --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               10.97            14.02       13.69          13.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                 0.04             0.12        0.27           0.13*
 Net realized and unrealized
 gain (loss) on investments            0.12            -1.83        0.80           0.65
 Total from investment
 operations                            0.16            -1.71        1.07           0.78
LESS DISTRIBUTIONS FROM:
 Net investment income                 0.11             0.13        0.20           0.09
 Net realized gains on
 investments                             --             1.21        0.54             --
 Total distributions                   0.11             1.34        0.74           0.09
 Net asset value, end of period       11.02            10.97       14.02          13.69
 TOTAL RETURN(2):                      1.45           -13.10        8.01           6.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                              1,670            1,312       1,130            745
 Ratios to average net assets:
 Expenses(3)                           2.14             2.10        2.06           2.11
 Net investment income(3)              0.56             1.06        1.24           1.38
 Portfolio turnover rate                118              180         242            127

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                           SEVEN MONTHS                                                JUNE 30,
                                                              ENDED                YEAR ENDED OCTOBER 31,             1998(1) TO
                                                             MAY 31,          ---------------------------------       OCTOBER 31,
                                                             2002(4)           2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $        10.94           13.96         13.63        12.80          13.27
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $         0.03            0.13          0.24         0.19*          0.07*
 Net realized and unrealized gain (loss) on
 investments                                          $         0.13           -1.83          0.81         1.52          -0.54
 Total from investment operations                     $         0.16           -1.70          1.05         1.71          -0.47
LESS DISTRIBUTIONS FROM:
 Net investment income                                $         0.11            0.11          0.18         0.27             --
 Net realized gains on investments                    $           --            1.21          0.54         0.61             --
 Total distributions                                  $         0.11            1.32          0.72         0.88             --
 Net asset value, end of period                       $        10.99           10.94         13.96        13.63          12.80
 TOTAL RETURN(2):                                     %         1.47          -13.09          7.95        13.64          -3.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $        2,050           1,829         2,185        1,601            216
 Ratios to average net assets:
 Expenses(3)                                          %         2.14            2.10          2.06         2.11           2.11
 Net investment income(3)                             %         0.56            1.06          1.24         1.38           1.55
 Portfolio turnover rate                              %          118             180           242          127             85

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 64      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                            CLASS A
                                         -----------------------------------------------------------------------------
                                         SEVEN MONTHS
                                            ENDED                           YEAR ENDED OCTOBER 31,
                                           MAY 31,      --------------------------------------------------------------
                                           2002(4)       2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $         9.49       14.18         16.68         15.22         18.01         15.69
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $         0.01        0.02          0.04          0.05*         0.06*         0.03*
 Net realized and unrealized
 gain (loss) on investments         $        -0.04       -3.96          0.49          3.25          0.51          4.99
 Total from investment
 operations                         $        -0.03       -3.94          0.53          3.30          0.57          5.02
LESS DISTRIBUTIONS FROM:
 Net investment income              $         0.01        0.01          0.03          0.11          0.04          0.10
 Net realized gains on
 investments                        $           --        0.74          3.00          1.73          3.32          2.60
 Total distributions                $         0.01        0.75          3.03          1.84          3.36          2.70
 Net asset value, end of period     $         9.45        9.49         14.18         16.68         15.22         18.01
 TOTAL RETURN(2):                   %        -0.28      -29.07          3.50         22.67          3.42         36.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $       62,062      63,821        92,407        72,789        23,603        15,955
 Ratio to average net assets:
 Expenses(3)                        %         1.16        1.11          1.08          1.11          1.20          1.75
 Net investment income (loss)(3)    %         0.10        0.13          0.08          0.31          0.39          0.18
 Portfolio turnover rate            %          132         194           167           122           160           158

                                                            CLASS B
                                  -----------------------------------------------------------
                                  SEVEN MONTHS             YEAR ENDED              MARCH 1,
                                     ENDED                OCTOBER 31,             1999(1) TO
                                    MAY 31,           --------------------        OCTOBER 31,
                                    2002(4)            2001          2000            1999
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                9.44            14.11         16.66           15.41
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)         -0.05            -0.07          0.01           -0.05*
 Net realized and unrealized
 gain (loss) on investments           -0.02            -3.95          0.41            1.31
 Total from investment
 operations                           -0.07            -4.02          0.42            1.26
LESS DISTRIBUTIONS FROM:
 Net investment income                   --               --            --            0.01
 Net realized gains on
 investments                             --             0.65          2.97              --
 Total distributions                     --             0.65          2.97            0.01
 Net asset value, end of period        9.37             9.44         14.11           16.66
 TOTAL RETURN(2):                     -0.74           -29.59          2.72            8.17
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                611              683           920             493
 Ratio to average net assets:
 Expenses(3)                           1.91             1.86          1.83            1.86
 Net investment income (loss)(3)      -0.65            -0.62         -0.67           -0.44
 Portfolio turnover rate                132              194           167             122

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                               SEVEN MONTHS                                            JUNE 30,
                                                                  ENDED            YEAR ENDED OCTOBER 31,             1998(1) TO
                                                                 MAY 31,      ---------------------------------       OCTOBER 31,
                                                                 2002(4)       2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $         9.40       14.04         16.59        15.22          16.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             $        -0.01       -0.09          0.01        -0.07*         -0.01*
 Net realized and unrealized gain (loss) on
 investments                                              $        -0.06       -3.91          0.41         3.24          -1.69
 Total from investment operations                         $        -0.07       -4.00          0.42         3.17          -1.70
LESS DISTRIBUTIONS FROM:
 Net investment income                                    $           --          --            --         0.07             --
 Net realized gains on investments                        $           --        0.64          2.97         1.73             --
 Total distributions                                      $           --        0.64          2.97         1.80             --
 Net asset value, end of period                           $         9.33        9.40         14.04        16.59          15.22
 TOTAL RETURN(2):                                         %        -0.74      -29.59          2.72        21.68         -10.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                         $        1,327         946         2,209        1,787            569
 Ratio to average net assets:
 Expenses(3)                                              %         1.91        1.86          1.83         1.86           1.86
 Net investment loss(3)                                   %        -0.70       -0.62         -0.67        -0.44          -0.27
 Portfolio turnover rate                                  %          132         194           167          122            160

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       65

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                           CLASS A
                                        ------------------------------------------------------------------------------
                                        FIVE MONTHS
                                           ENDED                             YEAR ENDED OCTOBER 31,
                                         MARCH 31,         -----------------------------------------------------------
                                          2002(4)           2001          2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                             $      10.75             9.93          9.98        10.37        10.22        10.09
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              $       0.15             0.50          0.55         0.54*        0.57*        0.54*
 Net realized and unrealized gain
 (loss) on investments              $      -0.35             0.84         -0.10        -0.39         0.15         0.13
 Total from investment operations   $      -0.20             1.34          0.45         0.15         0.72         0.67
LESS DISTRIBUTIONS FROM:
 Net investment income              $       0.19             0.52          0.50         0.54         0.57         0.54
 Net realized gain on investments   $       0.22               --            --           --           --           --
 Total distributions                $       0.41             0.52          0.50         0.54         0.57         0.54
 Net asset value, end of period     $      10.14            10.75          9.93         9.98        10.37        10.22
 TOTAL RETURN(1):                   %      -1.87            13.84          4.62         1.43         7.27         6.89
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $     54,392           48,947        19,808       11,963        1,890        1,006
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                %       1.00             1.00          1.00         1.00         1.05         1.50
 Gross expenses prior to expense
 reimbursement(2)                   %       1.09             1.07          1.09         1.18         1.27         1.89
 Net investment income after
 expense reimbursement(2)(3)        %       3.47             4.84          5.75         5.27         5.49         5.32
 Portfolio turnover rate            %         51              235           362          174           77           49

                                                           CLASS B
                                   --------------------------------------------------------
                                   FIVE MONTHS       YEAR ENDED                MARCH 1,
                                      ENDED          OCTOBER 31,              1999(5) TO
                                    MARCH 31,    -------------------         OCTOBER 31,
                                     2002(4)      2001         2000              1999
---------------------------------  --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                               10.74        9.92         9.98             10.29
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                 0.11        0.43         0.47              0.31*
 Net realized and unrealized gain
 (loss) on investments                -0.35        0.84        -0.11             -0.32
 Total from investment operations     -0.24        1.27         0.36             -0.01
LESS DISTRIBUTIONS FROM:
 Net investment income                 0.16        0.45         0.42              0.30
 Net realized gain on investments      0.22          --           --                --
 Total distributions                   0.38        0.45         0.42              0.30
 Net asset value, end of period       10.12       10.74         9.92              9.98
 TOTAL RETURN(1):                     -2.25       13.07         3.76             -0.11
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                985         806          345               195
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                   1.75        1.75         1.75              1.75
 Gross expenses prior to expense
 reimbursement(2)                      1.84        1.82         1.84              1.93
 Net investment income after
 expense reimbursement(2)(3)           2.72        4.09         5.00              4.52
 Portfolio turnover rate                 51         235          362               174

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                                                     JUNE 30,
                                                       FIVE MONTHS            YEAR ENDED OCTOBER 31,                1998(5) TO
                                                          ENDED          ---------------------------------         OCTOBER 31,
                                                        MARCH 31,                                                      1998
                                                         2002(4)          2001         2000          1999        ----------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $      10.73            9.91         9.97         10.37            10.31
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             $       0.11            0.42         0.50          0.46*            0.17*
 Net realized and unrealized gain (loss) on
 investments                                       $      -0.35            0.85        -0.14         -0.39             0.05
 Total from investment operations                  $      -0.24            1.27         0.36          0.07             0.22
LESS DISTRIBUTIONS FROM:
 Net investment income                             $       0.16            0.45         0.42          0.47             0.16
 Net realized gain on investments                  $       0.22              --           --            --               --
 Total distributions                               $       0.38            0.45         0.42          0.47             0.16
 Net asset value, end of period                    $      10.11           10.73         9.91          9.97            10.37
 TOTAL RETURN(1):                                  %      -2.29           13.08         3.76          0.66             2.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $        886             908          598         1,052              108
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)    %       1.75            1.75         1.75          1.75             1.75
 Gross expenses prior to expense
 reimbursement(2)                                  %       1.84            1.82         1.84          1.93             1.97
 Net investment income after expense
 reimbursement(2)(3)                               %       2.72            4.09         5.00          4.52             4.79
 Portfolio turnover rate                           %         51             235          362           174               77

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 66      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                             CLASS A                            CLASS B
                                                      -----------------------------------------------------   -----------
                                                      FIVE MONTHS                                             FIVE MONTHS
                                                         ENDED              YEAR ENDED OCTOBER 31,               ENDED
                                                       MARCH 31,    ---------------------------------------    MARCH 31,
                                                        2002(4)      2001     2000    1999    1998    1997      2002(4)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        10.70       9.94     9.86   10.29    9.99    9.79      10.71
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           $         0.13       0.46     0.55    0.48*   0.49*   0.51*      0.10
 Net realized and unrealized gain (loss) on
 investments                                     $        -0.41       0.74     0.08   -0.45    0.31    0.21      -0.42
 Total from investment operations                $        -0.28       1.20     0.63    0.03    0.80    0.72      -0.32
LESS DISTRIBUTIONS FROM:
 Net investment income                           $         0.15       0.44     0.55    0.46    0.50    0.52       0.12
 Net realized gain on investments                $         0.14         --       --      --      --      --       0.14
 Total distributions                             $         0.29       0.44     0.55    0.46    0.50    0.52       0.26
 Net asset value, end of period                  $        10.13      10.70     9.94    9.86   10.29    9.99      10.13
 TOTAL RETURN(1):                                %        -2.60      12.35     6.65    0.34    8.19    7.67      -2.99
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       24,148     24,711   11,413   6,009     875     531        486
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                             %         0.95       0.95     0.95    0.95    1.03    1.45       1.70
 Gross expenses prior to expense
 reimbursement(2)                                %         1.13       1.20     1.22    1.72    1.84    2.45       1.88
 Net investment income after expense
 reimbursement(2)(3)                             %         3.08       4.55     5.65    4.75    4.88    5.16       2.33
 Portfolio Turnover rate                         %          167        260      139      31     181     148        167

                                                            CLASS B
                                                -------------------------------
                                                 YEAR ENDED        MARCH 1,
                                                OCTOBER 31,       1999(5) TO
                                                ------------     OCTOBER 31,
                                                2001    2000         1999
----------------------------------------------  -------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            9.95   9.86        10.12
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           0.36   0.48         0.27*
 Net realized and unrealized gain (loss) on
 investments                                     0.77   0.08        -0.27
 Total from investment operations                1.13   0.56         0.00
LESS DISTRIBUTIONS FROM:
 Net investment income                           0.37   0.47         0.26
 Net realized gain on investments                  --    --            --
 Total distributions                             0.37   0.47         0.26
 Net asset value, end of period                 10.71   9.95         9.86
 TOTAL RETURN(1):                               11.52   5.88         0.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                512    68           152
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                             1.70   1.70         1.70
 Gross expenses prior to expense
 reimbursement(2)                                1.95   1.97         2.47
 Net investment income after expense
 reimbursement(2)(3)                             3.78   4.90         4.00
 Portfolio Turnover rate                          260   139            31

                                                                                             CLASS C
                                                                -----------------------------------------------------------------
                                                                FIVE MONTHS                                            JUNE 30,
                                                                   ENDED              YEAR ENDED OCTOBER 31,          1998(5) TO
                                                                 MARCH 31,        ------------------------------      OCTOBER 31,
                                                                  2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $       10.69           9.93        9.85       10.29         10.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      $        0.11           0.38        0.47        0.40*         0.15*
 Net realized and unrealized gain (loss) on investments     $       -0.42           0.74        0.09       -0.45          0.17
 Total from investment operations                           $       -0.31           1.12        0.56       -0.05          0.32
LESS DISTRIBUTIONS FROM:
 Net investment income                                      $        0.12           0.36        0.48        0.39          0.14
 Net realized gain on investments                           $        0.14             --          --          --            --
 Total distributions                                        $        0.26           0.36        0.48        0.39          0.14
 Net asset value, end of period                             $       10.12          10.69        9.93        9.85         10.29
 TOTAL RETURN(1):                                           %       -2.95          11.50        5.89       -0.46          3.18
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $         511            705         129         124           117
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)             %        1.70           1.70        1.70        1.70          1.70
 Gross expenses prior to expense reimbursement(2)           %        1.88           1.95        1.97        2.47          2.51
 Net investment income after expense reimbursement(2)(3)    %        2.33           3.79        4.90        4.00          4.21
 Portfolio Turnover rate                                    %         167            260         139          31           181

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       67

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                         CLASS A
                                         -----------------------------------------------------------------------

                                         FIVE MONTHS
                                            ENDED                          YEAR ENDED OCTOBER 31,
                                          MARCH 31,         ----------------------------------------------------
                                           2002(3)            2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $        1.00             1.00       1.00       1.00       1.00       1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income               $        0.01             0.05       0.06       0.05*      0.05*      0.05
 Total income from investment
 operations                          $        0.01             0.05       0.06       0.05       0.05       0.05
LESS DISTRIBUTIONS FROM:
 Net investment income               $        0.01             0.05       0.06       0.05       0.05       0.05
 Total Distributions                 $        0.01             0.05       0.06       0.05       0.05       0.05
 Net asset value, end of period      $        1.00             1.00       1.00       1.00       1.00       1.00
 TOTAL RETURN(2):                    %        0.70             4.58       5.97       4.88       5.36       5.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $     205,147          209,870    194,454    181,623    161,456    156,530
 Net expenses after expense
 reimbursement(1)                    %        0.70             0.64       0.59       0.50       0.48       0.37
 Gross expenses prior to expense
 reimbursement(1)                    %        0.70             0.64       0.65       0.64       0.72       0.91
 Net investment income after
 expense reimbursement(1)            %        1.67             4.51       5.80       4.79       5.24       5.31

                                                             CLASS B
                                    ---------------------------------------------------------
                                                                               PERIOD FROM
                                    FIVE MONTHS            YEAR ENDED            MARCH 1,
                                       ENDED               OCTOBER 31,           1999(4)
                                     MARCH 31,         -------------------    TO OCTOBER 31,
                                      2002(3)            2001       2000           1999
----------------------------------  ---------------------------------------------------------
Net asset value, beginning of
 period                                 1.00              1.00       1.00           1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  0.00**            0.03       0.05           0.03*
 Total income from investment
 operations                             0.00**            0.03       0.05           0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                  0.00**            0.03       0.05           0.03
 Total Distributions                    0.00**            0.03       0.05           0.03
 Net asset value, end of period         1.00              1.00       1.00           1.00
 TOTAL RETURN(2):                       0.29              3.55       4.92           2.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     1,880             1,199        159            148
 Net expenses after expense
 reimbursement(1)                       1.70              1.64       1.59           1.50
 Gross expenses prior to expense
 reimbursement(1)                       1.70              1.64       1.65           1.64
 Net investment income after
 expense reimbursement(1)               0.67              3.51       4.80           3.78

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                            FIVE MONTHS                YEAR ENDED                  PERIOD FROM
                                                               ENDED                 OCTOBER 31,(4)              JUNE 30, 1998(4)
                                                             MARCH 31,        ----------------------------        TO OCTOBER 31,
                                                               2002            2001     2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       1.00            1.00     1.00         1.00              1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                  $       0.01            0.05     0.06         0.05*             0.02*
 Total income from investment operations                $       0.01            0.05     0.06         0.05              0.02
LESS DISTRIBUTIONS FROM:
 Net investment income                                  $       0.01            0.05     0.06         0.05              0.02
 Total distributions                                    $       0.01            0.05     0.06         0.05              0.02
 Net asset value, end of period                         $       1.00            1.00     1.00         1.00              1.00
 TOTAL RETURN(2):                                       %       0.70            4.58     5.97         4.88              1.75
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $     10,866          12,013    9,611        6,765               916
 Net expenses after expense reimbursement(1)            %       0.70            0.64     0.59         0.50              0.48
 Gross expenses prior to expense reimbursement(1)       %       0.70            0.64     0.65         0.64              0.72
 Net investment income after expense reimbursement(1)   %       1.67            4.51     5.80         4.79              5.24

--------------------------------------------------------------------------------

(1) Annualized for periods less than one year.
(2) Total return is calculated assuming reinvestment of all dividends and gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Fund changed its fiscal year-end from October 31 to March 31.

(4) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**  Amount represents less than $0.01 per share.

 68      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                              CLASS A                                   CLASS B
                                                -------------------------------------------------------------------   ------------
                                                SEVEN MONTHS                                         JANUARY 20,      SEVEN MONTHS
                                                   ENDED            YEAR ENDED OCTOBER 31,            1997(1) TO         ENDED
                                                  MAY 31,      ---------------------------------     OCTOBER 31,        MAY 31,
                                                  2002(4)       2001     2000     1999     1998          1997           2002(4)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        9.52       11.93    12.06    11.09    14.42         12.50             9.51
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      $        0.04        0.13     0.25     0.19*    0.20*         0.15*           -0.01
 Net realized and unrealized gain (loss)
 on investments                             $        0.62       -2.40     0.71     1.26    -0.40          1.77             0.61
 Total from investment operations           $        0.66       -2.27     0.96     1.45    -0.20          1.92             0.60
LESS DISTRIBUTIONS FROM:
 Net investment income                      $        0.13        0.14     0.20     0.17     0.37            --             0.05
 Net realized gain on investments           $          --          --     0.89     0.31     2.76            --               --
 Total distributions                        $        0.13        0.14     1.09     0.48     3.13            --             0.05
 Net asset value, end of period             $       10.05        9.52    11.93    12.06    11.09         14.42            10.06
 TOTAL RETURN(2):                           %        6.94      -19.23     8.34    13.35    -2.17         15.36             6.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      26,925      23,011   25,131   16,252    2,266           886              159
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        1.25        1.25     1.25     1.45     1.53          2.08             2.00
 Gross expenses prior to expense
 reimbursement(3)                           %        1.50        1.41     1.35     1.51     1.72          2.35             2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)                %        0.60        1.23     1.51     1.61     1.71          1.11            -0.14
 Portfolio turnover rate                    %         149         242      248      132      105           163              149

                                                      CLASS B
                                           -----------------------------
                                             YEAR ENDED       MARCH 1,
                                             OCTOBER 31,     1999(1) TO
                                           ---------------   OCTOBER 31,
                                            2001     2000       1999
-----------------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       11.93    12.06      11.21
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.05     0.12       0.07*
 Net realized and unrealized gain (loss)
 on investments                             -2.40     0.76       0.78
 Total from investment operations           -2.35     0.88       0.85
LESS DISTRIBUTIONS FROM:
 Net investment income                       0.07     0.12         --
 Net realized gain on investments              --     0.89         --
 Total distributions                         0.07     1.01         --
 Net asset value, end of period              9.51    11.93      12.06
 TOTAL RETURN(2):                          -19.82     7.58       7.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            175      193        116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         2.00     2.00       2.00
 Gross expenses prior to expense
 reimbursement(3)                            2.16     2.10       2.26
 Net investment income (loss) after
 expense reimbursement(3)(5)                 0.48     0.76       0.86
 Portfolio turnover rate                      242      248        132

                                                                                             CLASS C
                                                                -----------------------------------------------------------------
                                                                SEVEN MONTHS                                           JUNE 30,
                                                                   ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                                  MAY 31,         ------------------------------      OCTOBER 31,
                                                                  2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        9.49          11.89       12.03       11.11         12.49
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      $        0.01           0.06        0.17        0.10*         0.04*
 Net realized and unrealized gain (loss) on investments     $        0.60          -2.41        0.71        1.26         -1.42
 Total from investment operations                           $        0.61          -2.35        0.88        1.36         -1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                                      $        0.04           0.05        0.13        0.13            --
 Net realized gain on investments                           $          --             --        0.89        0.31            --
 Total distributions                                        $        0.04           0.05        1.02        0.44            --
 Net asset value, end of period                             $       10.06           9.49       11.89       12.03         11.11
 TOTAL RETURN(2):                                           %        6.48         -19.84        7.57       12.47        -11.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $       1,743          1,999       2,731       2,626           133
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %        2.00           2.00        2.00        2.20          2.23
 Gross expenses prior to expense reimbursement(3)           %        2.25           2.16        2.10        2.26          2.42
 Net investment income (loss) after expense
 reimbursement(3)(5)                                        %       -0.14           0.48        0.76        0.86          1.01
 Portfolio turnover rate                                    %         149            242         248         132           105

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       69

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                              CLASS A                                   CLASS B
                                                -------------------------------------------------------------------   ------------
                                                SEVEN MONTHS                                         JANUARY 20,      SEVEN MONTHS
                                                   ENDED            YEAR ENDED OCTOBER 31,            1997(1) TO         ENDED
                                                  MAY 31,      ---------------------------------     OCTOBER 31,        MAY 31,
                                                  2002(4)       2001     2000     1999     1998          1997           2002(4)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        9.86       11.65    11.67    11.01    13.22         11.67             9.85
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      $        0.06        0.21     0.35     0.27*    0.27*         0.30*            0.03
 Net realized and unrealized gain (loss)
 on investments                             $        0.53       -1.76     0.43     0.83    -0.37          1.25             0.51
 Total from investment operations           $        0.59       -1.55     0.78     1.10    -1.10          1.55             0.54
LESS DISTRIBUTIONS FROM:
 Net investment income                      $        0.21        0.24     0.27     0.20     0.41            --             0.12
 Net realized gain on investments           $          --          --     0.53     0.24     1.70            --               --
 Total distributions                        $        0.21        0.24     0.80     0.44     2.11            --             0.12
 Net asset value, end of period             $       10.24        9.86    11.65    11.67    11.01         13.22            10.27
 TOTAL RETURN(2):                           %        6.01      -13.53     7.02    10.10    -1.17         13.28             5.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      39,763      32,912   32,868   15,389    2,105           547              128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        1.20        1.20     1.20     1.45     1.52          2.11             1.95
 Gross expenses prior to expense
 reimbursement(3)                           %        1.42        1.36     1.33     1.53     1.68          2.41             2.17
 Net investment income after expense
 reimbursement(3)(5)                        %        1.08        2.02     2.29     2.29     2.33          1.64             0.37
 Portfolio turnover rate                    %         129         204      239      125      116           162              129

                                                      CLASS B
                                           -----------------------------
                                             YEAR ENDED       MARCH 1,
                                             OCTOBER 31,     1999(1) TO
                                           ---------------   OCTOBER 31,
                                            2001     2000       1999
-----------------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       11.66    11.68      11.09
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.14     0.18       0.12*
 Net realized and unrealized gain (loss)
 on investments                             -1.77     0.52       0.47
 Total from investment operations           -1.63     0.70       0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                       0.18     0.19         --
 Net realized gain on investments              --     0.53         --
 Total distributions                         0.18     0.72         --
 Net asset value, end of period              9.85    11.66      11.68
 TOTAL RETURN(2):                          -14.18     6.24       5.32
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            184      139        105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         1.95     1.95       2.20
 Gross expenses prior to expense
 reimbursement(3)                            2.11     2.08       2.28
 Net investment income after expense
 reimbursement(3)(5)                         1.27     1.54       1.54
 Portfolio turnover rate                      204      239        125

                                                                                             CLASS C
                                                                -----------------------------------------------------------------
                                                                SEVEN MONTHS                                           JUNE 30,
                                                                   ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                                  MAY 31,         ------------------------------      OCTOBER 31,
                                                                  2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        9.90          11.66       11.65       11.04         12.18
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      $        0.03           0.18        0.03        0.18*         0.06*
 Net realized and unrealized gain (loss) on investments     $        0.51          -1.81        0.66        0.83         -1.20
 Total from investment operations                           $        0.54          -1.63        0.69        1.01         -1.14
LESS DISTRIBUTIONS FROM:
 Net investment income                                      $        0.13           0.13        0.15        0.16            --
 Net realized gain on investments                           $          --             --        0.53        0.24            --
 Total distributions                                        $        0.13           0.13        0.68        0.40            --
 Net asset value, end of period                             $       10.31           9.90       11.66       11.65         11.04
 TOTAL RETURN(2):                                           %        5.52         -14.10        6.15        9.30         -9.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $         116            123         169         127           158
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %        1.95           1.95        1.95        2.20          2.24
 Gross expenses prior to expense reimbursement(3)           %        2.17           2.11        2.08        2.28          2.40
 Net investment income after expense reimbursement(3)(5)    %        0.34           1.27        1.54        1.54          1.61
 Portfolio turnover rate                                    %         129            204         239         125           116

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 70      ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                                     CLASS A
                                                          -------------------------------------------------------------
                                                          SEVEN MONTHS                                        JAN. 20,
                                                             ENDED            YEAR ENDED OCTOBER 31,         1997(1) TO
                                                            MAY 31,      ---------------------------------    OCT. 31,
                                                            2002(4)       2001     2000     1999     1998       1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $        9.71       10.62    10.48    10.15    12.09      11.01
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $        0.11        0.29     0.42     0.31*    0.31*      0.29*
 Net realized and unrealized gain (loss) on
 investments                                          $        0.29       -0.86     0.34     0.46    -0.06       0.79
 Total from investment operations                     $        0.40       -0.57     0.76     0.77     0.25       1.08
LESS DISTRIBUTIONS FROM:
 Net investment income                                $        0.37        0.34     0.28     0.22     0.57         --
 Net realized gain on investments                     $          --          --     0.34     0.22     1.62         --
 Total distributions                                  $        0.37        0.34     0.62     0.44     2.19         --
 Net asset value, end of period                       $        9.74        9.71    10.62    10.48    10.15      12.09
 TOTAL RETURN(2):                                     %        4.24       -5.50     7.65     7.65     2.29       9.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $      23,120      20.973   18,220   10,371    1,812        481
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)       %        1.15        1.15     1.15     1.45     1.53       2.21
 Gross expenses prior to expense reimbursement(3)     %        1.56        1.50     1.44     1.70     1.96       2.50
 Net investment income after expense
 reimbursement(3)(5)                                  %        1.99        3.05     3.44     2.98     2.97       2.39
 Portfolio turnover rate                              %         101         165      195      120      115        159

                                                                       CLASS B
                                                     -------------------------------------------
                                                     SEVEN MONTHS     YEAR ENDED       MAR. 1,
                                                        ENDED         OCTOBER 31,     1999(1) TO
                                                       MAY 31,      ---------------    OCT. 31,
                                                       2002(2)       2001     2000       1999
---------------------------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     9.73       10.63    10.49      10.08
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                    0.04        0.27     0.38       0.16*
 Net realized and unrealized gain (loss) on
 investments                                              0.31       -0.91     0.31       0.25
 Total from investment operations                         0.35       -0.64     0.69       0.41
LESS DISTRIBUTIONS FROM:
 Net investment income                                    0.28        0.26     0.21         --
 Net realized gain on investments                           --          --     0.34         --
 Total distributions                                      0.28        0.26     0.55         --
 Net asset value, end of period                           9.80        9.73    10.63      10.49
 TOTAL RETURN(2):                                         3.66       -6.14     6.91       4.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         217         125      115        123
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)           1.90        1.90     1.90       2.20
 Gross expenses prior to expense reimbursement(3)         2.31        2.25     2.19       2.45
 Net investment income after expense
 reimbursement(3)(5)                                      1.21        2.30     2.69       2.23
 Portfolio turnover rate                                   101         165      195        120

                                                                                             CLASS C
                                                                -----------------------------------------------------------------
                                                                SEVEN MONTHS                                           JUN. 30,
                                                                   ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                                  MAY 31,         ------------------------------       OCT. 31,
                                                                  2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        9.69          10.59       10.46       10.18         10.72
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      $        0.90           0.24        0.32        0.23*         0.08*
 Net realized and unrealized gain (loss) on investments     $        0.27          -0.88        0.36        0.46         -0.62
 Total from investment operations                           $        0.36          -0.64        0.68        0.69         -0.54
LESS DISTRIBUTIONS FROM:
 Net investment income                                      $        0.29           0.26        0.21        0.19            --
 Net realized gain on investments                           $          --             --        0.34        0.22            --
 Total distributions                                        $        0.29           0.26        0.55        0.41            --
 Net asset value, end of period                             $        9.76           9.69       10.59       10.46         10.18
 TOTAL RETURN(2):                                           %        3.74          -6.18        6.81        6.88         -5.04
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $         240            251         275         304           171
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %        1.90           1.90        1.90        2.20          2.24
 Gross expenses prior to expense reimbursement(3)           %        2.31           2.25        2.19        2.45          2.67
 Net investment income after expense reimbursement(3)(5)    %        1.23           2.30        2.69        2.23          2.26
 Portfolio turnover rate                                    %         101            165         195         120           115

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       71

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Technology Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Strategic Allocation Growth
    Fund
  ING Strategic Allocation Balanced
    Fund
  ING Strategic Allocation Income
    Fund

  [ING FUNDS LOGO]                        ATABCPROS1002-100102

       PROSPECTUS

[ABACUS PHOTO]
       October 1, 2002

       Class I
                                                 INSTITUTIONAL CLASS SHARES

                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund

                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund

                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund

                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY]  WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL FUND
    ING International Growth Fund                            4



    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10



    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            12
    ING Index Plus MidCap Fund                              14
    ING Index Plus SmallCap Fund                            16



    DOMESTIC EQUITY VALUE FUNDS
    ING Value Opportunity Fund                              18



    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22



    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28



    STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund                    32
    ING Strategic Allocation Balanced Fund                  33
    ING Strategic Allocation Income Fund                    34

    WHAT YOU PAY TO INVEST                                  36
    SHAREHOLDER GUIDE                                       38
    MANAGEMENT OF THE FUNDS                                 42
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      44
    MORE INFORMATION ABOUT RISKS                            45
    FINANCIAL HIGHLIGHTS                                    49
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital growth
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Growth of Capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          Value Opportunity Fund                                 Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk

                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity


STRATEGIC         Strategic Allocation Growth Fund                       Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Strategic Allocation Balanced Fund                     Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  Strategic Allocation Income Fund                       Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Common stocks principally traded in countries             Price volatility and other risks that accompany an
outside of the U.S.                                       investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology section.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality, money market instruments.                   Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
  -------   -------    -------    -------    -------    -------    -------    -------    -------    -------
  -10.84%     30.37%      0.04%      6.98%     23.23%     15.91%     18.34%     52.09%    -21.46%    -25.74%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
               4th quarter 1999:  31.90%
               3rd quarter 2001: -21.18%
             Fund's year-to-date total return as of June 30, 2002:
                                    -11.76%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -25.74          4.00                  6.44
Class I Return After Taxes on Distributions                     %  -25.74          0.31                  3.69
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -15.67          2.25                  4.36
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -21.21          1.17                  4.76(3)

(1) Class I commenced operations on January 3, 1992.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus Investment Management, Inc. (Aeltus):

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                     5.59    34.30    22.12    22.75    37.90    35.09    -12.60    -27.38

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998 :  23.31%
                           1st quarter 2001 : -23.59%
             Fund's year-to-date total return as of June 30, 2002:
                                    -17.06%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -27.38          7.74                  12.23
Class I Return After Taxes on Distributions                     %  -27.38          5.09                   9.45
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -16.67          5.73                   9.36
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -20.42          8.27                  12.58(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Growth Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than companies included in the first two categories.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In managing Small Company, Aeltus Investment Management, Inc. (Aeltus):

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:
The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993      1994       1995       1996       1997       1998       1999      2000       2001
  ----      ----      ----      -------    -------    -------    -------    -------   -------    -------

                         1.30%    48.17%     13.62%     33.28%      1.27%     31.01%     7.65%      3.74%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           1st quarter 2000 :  28.43%
                           3rd quarter 1998 : -18.17%
             Fund's year-to-date total return as of June 30, 2002:
                                     -7.28%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    3.74           14.58                  16.41
Class I Return After Taxes on Distributions                     %    3.63           11.28                  12.64
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    2.28           10.41                  11.88
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %    2.49            7.52                   9.79(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC Asset Management, LLC (AIC) considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                                                                   -24.67

(1) This figure is for the year ended December 31, 2001.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                           4th quarter 2001 :  39.63%
                           3rd quarter 2001 : -34.92%
             Fund's year-to-date total return as of June 30, 2002:
                                    -29.04%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -24.67           -34.61                  N/A
Class I Return After Taxes on Distributions                     %   -24.67           -34.61                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -15.02           -26.60                  N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(2)          %   -28.69           -38.48(3)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(3) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                               33.93%   32.50%   24.51%   -9.46%   -13.97%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998 :  22.49%
                           3rd quarter 2001 : -13.82%
             Fund's year-to-date total return as of June 30, 2002:
                                    -12.64%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -13.97          11.47                 11.07
Class I Return After Taxes on Distributions                     %  -14.26          10.25                  9.86
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -8.51           8.84                  8.51
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %  -11.88          10.70                 10.61(3)

(1) Class I commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
                                                          15.61%  19.98%   -1.59%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999 :  18.79%
                           3rd quarter 2001 : -13.72%
             Fund's year-to-date total return as of June 30, 2002:
                                     -1.22%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %    -1.59            14.34                  N/A
Class I Return After Taxes on Distributions                     %    -1.75            11.28                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -0.97            10.36                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %    -0.61            12.67(3)               N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
                                                          10.28    7.83     3.21



(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 2001 :  17.84%
                           3rd quarter 2001 : -14.93%
             Fund's year-to-date total return as of June 30, 2002:
                                     0.90%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %    3.21            5.37                  N/A
Class I Return After Taxes on Distributions                     %    3.21            5.33                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    1.95            4.34                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %    6.54            7.58(3)               N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $900 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus Investment Management, Inc. (Aeltus) tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
                                                          19.60%  8.41%   -10.15%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999 :  16.42%
                           3rd quarter 2001 : -15.78%
             Fund's year-to-date total return as of June 30, 2002:
                                    -10.47%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -10.15             8.41                  N/A
Class I Return After Taxes on Distributions                     %   -10.15             6.73                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    -6.18             6.45                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -11.88             5.49(3)               N/A

(1) Class I commenced operations on February 2, 1998.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning February 2, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.

Aeltus Investment Management, Inc. (Aeltus) typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
  6.68      9.73    -1.73    26.18    15.34    21.09    16.52    12.27    -1.05     -4.61

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.85%
                            3rd quarter 2001: -7.61%
             Fund's year-to-date total return as of June 30, 2002:
                                     -5.79%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -4.61           8.38                   9.61
Class I Return After Taxes on Distributions                     %  -5.41           5.53                   7.04
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -2.81           5.84                   6.94
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88         10.70                  12.94(3)
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %   8.44           7.43                   7.23(5)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %  -3.71           9.81                  10.88(7)

(1) Class I commenced operations on January 3, 1992.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of the Fund).

(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The LBAB Index return is for the period beginning January 3, 1992 (inception date of the Fund).

(6) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

(7) The Composite Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus Investment Management, Inc. (Aeltus) believes have significant potential for capital appreciation or income growth or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992        1993       1994       1995       1996       1997       1998       1999       2000       2001
  ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
  7.81%         6.58%     -0.34%     31.49%     27.83%     31.51%     14.88%     17.87%    -11.40%    -18.66%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998 :  19.38%
                          1st  quarter 2001 : -16.04%
             Fund's year-to-date total return as of June 30, 2002:
                                    -12.38%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                    5 YEARS                10 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -18.66             5.12                   9.47
Class I Return After Taxes on Distributions                     %   -18.80             1.76                   6.64
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -11.37             3.38                   7.03
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   -11.88            10.70                  12.94(3)

(1) Class I commenced operations on January 3, 1992.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing the Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993     1994     1995     1996    1997    1988    1999     2000     2001
  ----    -----    -----    -----    ----    ----    ----    -----    -----    ----
  7.22%   10.22%   -3.26%   17.03%   3.39%   7.91%   8.45%   -0.86%    9.58%   8.60%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           2nd quarter 1995 :  5.78%
                            1st quarter 1994 : -2.39%
             Fund's year-to-date total return as of June 30, 2002:
                                     2.63%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %     8.60            6.66                  6.69
Class I Return After Taxes on Distributions                     %     5.61            4.18                  4.26
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %     5.20            4.09                  4.17
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %     8.44            7.43                  7.23(3)

(1) Class I commenced operations on January 3, 1992.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The LBAB Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government, Aeltus Investment Management, Inc. (Aeltus):

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Government are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992      1993      1994       1995      1996       1997       1998       1999       2000       2001
  ----      ----      ----      -------   -------    -------    -------    -------    -------    -------
                        -1.89%    16.00%     2.29%      9.32%      7.72%     -0.38%     10.52%      6.94%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.12%
                            1st  quarter 1996: -1.82%
             Fund's year-to-date total return as of June 30, 2002:
                                     3.23%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    6.94            6.75                  6.18
Class I Return After Taxes on Distributions                     %    4.65            4.48                  3.82
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    4.27            4.29                  3.76
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %    8.42            7.06                  6.46(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(3) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. Aeltus seeks to maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                       1992        1993       1994       1995       1996       1997       1998       1999       2000       2001
                       ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
                          4.04%      3.29%      4.29%      5.99%      5.41%      5.45%      5.32%      4.98%      6.07%      3.85%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2001: 0.56%
             Fund's year-to-date total return as of June 30, 2002:
                                     0.70%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Money Fund Report Averages(TM)/All Taxable Index.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return                                                  %    3.85            5.13                  4.86
Money Fund Report Averages(TM)/All Taxable Index (reflects
no deduction for fees, expenses or taxes)(2)                    %    3.60            4.75                  4.36(3)

(1) Class I commenced operations on January 3, 1992.

(2) The Money Fund Report Averages(TM)/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(3) The Money Fund Report Averages(TM)/All Taxable Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

INVESTMENT STRATEGIES

Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus Investment Management, Inc. (Aeltus) allocates the assets of each Strategic Allocation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Strategic Allocation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Strategic Allocation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Strategic Allocation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Strategic Allocation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Strategic Allocation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Strategic Allocation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Strategic Allocation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be

 30      ING Strategic Allocation Funds

                                                  ING STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

   ASSET CLASS

                                              STRATEGIC         STRATEGIC         STRATEGIC
                                              ALLOCATION        ALLOCATION        ALLOCATION               ASSET CLASS
                                                GROWTH         BALANCED(1)        INCOME(2)          COMPARATIVE INDICES(3)
     EQUITIES
     DOMESTIC STOCKS
     Range
                                           0-100%            0-80%             0-70%             Russell 3000
     Benchmark
                                           70%               55%               35%
     INTERNATIONAL STOCKS
     Range
                                           0-20%             0-10%             0-10%             Morgan Stanley Capital
     Benchmark
                                           10%               5%                0%                International Europe,
                                                                                                 Australia and Far East Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range
                                           0-40%             0-70%             0-100%            Lehman Brothers
     Benchmark
                                           20%               35%               55%               Aggregate Bond Index
     MONEY MARKET INSTRUMENTS
     Range
                                           0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark
                                           0%                5%                10%



(1) Strategic Allocation Balanced will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Strategic Allocation Income will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(3) The Asset Class Comparative Indices are components of the Composite Indices used by Aeltus as a benchmark to compare the performance of each Fund. See page 35 for a description of each Asset Class Comparative Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       31

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1992   1993    1994    1995     1996     1997    1998     1999     2000     2001
----   ----    ----    -----    -----    ----    -----    -----    -----    -----

                       23.62    23.17    19.38    4.54    14.82    -2.33    -12.01

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                           2nd quarter 1997:  10.57%
                            3rd quarter 2001: -13.44%
             Fund's year-to-date total return as of June 30, 2002:
                                     -3.95%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -12.01           4.25                   9.41
Class I Return After Taxes on Distributions                     %   -12.54           1.67                   6.30
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -7.32           2.47                   6.42
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -11.46          10.14                  15.25(3)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %    -6.50           7.96                  11.46(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 4, 1995 (inception date of the Fund).

(4) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Growth Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

 32      ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1992   1993    1994    1995     1996     1997    1998     1999    2000     2001
----   ----    ----    -----    -----    ----    -----    ----    -----    -----

                       21.05    18.59    16.95    4.11    10.40   -0.75    -7.51

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                           2nd quarter 1997 :  8.71%
                           3rd quarter 2001 : -10.17%
             Fund's year-to-date total return as of June 30, 2002:
                                     -2.53%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    -7.51           4.29                   8.52
Class I Return After Taxes on Distributions                     %    -8.32           2.10                   5.70
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    -4.58           2.58                   5.73
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -11.46          10.14                  15.25(3)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(4)                       %    -2.74           7.75                  10.55(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 4, 1995 (inception date of the Fund).

(4) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Balanced Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       33

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1992   1993    1994    1995     1996     1997    1998     1999    2000    2001
----   ----    ----    -----    -----    ----    -----    ----    ----    -----

                       18.90    14.41    12.52    6.28    7.46    3.74    -2.77

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997: 6.67%
                            3rd quarter 2001: -5.80%
             Fund's year-to-date total return as of June 30, 2002:
                                     -0.92%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -2.77            5.33                  8.45
Class I Return After Taxes on Distributions                     %   -4.27            2.78                  5.38
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -1.70            3.21                  5.50
LBAB Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %    8.44            7.43                  8.38(3)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %    1.00            7.41                  9.55(5)

(1) Class I commenced operations on January 4, 1995.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Income Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

 34      ING Strategic Allocation Income Fund

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International-Europe, Australia,
                                                          Far East Index is a market value-weighted average of the
                                                          performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.


U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                                      DISTRIBUTION                      TOTAL
                                                      AND SERVICE                       FUND            WAIVERS,
                                         MANAGEMENT     (12B-1)          OTHER        OPERATING      REIMBURSEMENTS        NET
FUND                                        FEE           FEES        EXPENSES(2)     EXPENSES     AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth              %        0.85            --           0.50           1.35                --             1.35
 Growth                            %        0.70            --           0.26           0.96                --             0.96
 Small Company                     %        0.85            --           0.22           1.07                --             1.07
 Technology                        %        1.05            --           1.30           2.35             -0.85             1.50
 Index Plus LargeCap               %        0.45            --           0.24           0.69                --             0.69
 Index Plus MidCap                 %        0.45            --           0.61           1.06             -0.31             0.75
 Index Plus SmallCap               %        0.45            --           1.41           1.86             -1.11             0.75
 Value Opportunity                 %        0.70            --           0.67           1.37             -0.27             1.10
 Balanced                          %        0.80            --           0.34           1.14                --             1.14
 Growth and Income                 %        0.68            --           0.23           0.91                --             0.91
 Bond                              %        0.50            --           0.34           0.84             -0.09             0.75
 ING Government                    %        0.50            --           0.38           0.88             -0.18             0.70
 Aeltus Money Market               %        0.40            --           0.30           0.70                --             0.70
 Strategic Allocation Growth       %        0.80            --           0.45           1.25             -0.25             1.00
 Strategic Allocation Balanced     %        0.80            --           0.37           1.17             -0.22             0.95
 Strategic Allocation Income       %        0.80            --           0.51           1.31             -0.41             0.90

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced, Growth and Income and Money Market) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2003 except for Bond and ING Government which will continue at least through March 31, 2003 and International Growth which will continue at least through October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fee and/or administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses". The amounts of each Fund's expenses waived or reimbursed during the last fiscal year by Aeltus is shown under "Waivers, Reimbursements and Recoupment."

 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
 International Growth                                             137         428          739       1,624
 Growth                                                            98         306          531       1,178
 Small Company                                                    109         340          590       1,306
 Technology                                                       238         733        1,255       2,686
 Index Plus LargeCap                                               70         221          384         859
 Index Plus MidCap                                                108         337          585       1,294
 Index Plus SmallCap                                              189         585        1,006       2,180
 Value Opportunity                                                139         434          750       1,646
 Balanced                                                         116         362          628       1,386
 Growth and Income                                                 93         290          504       1,120
 Bond                                                              86         268          466       1,037
 ING Government                                                    90         281          488       1,084
 Aeltus Money Market                                               72         224          390         871
 Strategic Allocation Growth                                      127         397          686       1,511
 Strategic Allocation Balanced                                    119         372          644       1,420
 Strategic Allocation Income                                      133         415          718       1,579
------------------------------------------------------------------------------------------------------------

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; (iv) ING Group and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

- The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, Inc. (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS
The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 38      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

 40      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, ($500 for shareholders holding Class I shares as of February 28, 2002), other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of August 31, 2002, ING managed over $33.0 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
International Growth                                     0.85%
Growth                                                   0.70
Small Company                                            0.85
Technology                                               1.05
Index Plus LargeCap                                      0.45
Index Plus MidCap                                        0.45
Index Plus SmallCap                                      0.45
Value Opportunity                                        0.70
Balanced                                                 0.80
Growth and Income                                        0.68
Bond                                                     0.50
ING Government                                           0.50
Aeltus Money Market                                      0.40
Strategic Allocation Growth                              0.80
Strategic Allocation Balanced                            0.80
Strategic Allocation Income                              0.80

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of August 31, 2002, Aeltus managed over $38.0 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

VALUE OPPORTUNITY FUND


Value Opportunity is managed by a team of Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.


INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a

 42      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND


Balanced is managed by a team of investment professionals led by Neil Kochen and Jim Kauffmann.


Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.


James B. Kauffmann has primary responsibility for managing the Bond and ING Government Fund. Mr. Kauffman joined ING Group in 1996 and has over 14 years of investment experience. Prior to joining ING Group, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.


BOND FUND



James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Group in 1996 and has over 14 years of investment experience. Prior to joining ING Group, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



ING GOVERNMENT FUND



Charles Melchreit has primary responsibility for managing the ING Government Fund. Mr. Melchreit joined Aeltus in 1996 and currently oversees a number of institutional accounts. From 1994 to 1996, Mr. Melchreit was managing director of quantitative research at Mass Mutual. Prior to 1994, Mr. Melchreit served as head of quantitative research at Aetna Inc. and from 1986 to 1991, he was an analyst in Aetna's quantitative research group.


AELTUS MONEY MARKET FUND

Aeltus Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson has primary responsibility for managing the Aeltus Money Market Fund. Ms. Thompson joined ING Group in 1998 and has over ten years of investment experience. Prior to joining ING Group, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME


The ING Strategic Allocation Funds are managed by a team of Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of August 31, 2002, AIC had more than $128 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 to March 1999).




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                                                Management of the Funds       43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:

ANNUALLY              ANNUALLY             MONTHLY
--------              --------             -------
International Growth  Balanced             Bond
Growth                Growth and Income    ING Government
Small Company                              Aeltus Money
Technology                                 Market(1)
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Strategic Allocation
  Growth
Strategic Allocation
  Balanced
Strategic Allocation
  Income

(1) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 44      Dividends, Distributions and Taxes

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND, BALANCED, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt




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                                           More Information About Risks       45

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securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT BOND AND AELTUS MONEY MARKET). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, BOND, AELTUS MONEY MARKET, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL GROWTH, TECHNOLOGY AND AELTUS MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some


 46      More Information About Risks

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countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

CONCENTRATION (TECHNOLOGY). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING (ALL FUNDS). Each Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the




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                                           More Information About Risks       47

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market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Advisor might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 48      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

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                                                   Financial Highlights       49

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
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For the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended April 30, 2002 is unaudited.

                                                                       SIX MONTHS
                                                                         ENDED                  YEAR ENDED OCTOBER 31,
                                                                     APRIL 30, 2002   ------------------------------------------
                                                                      (UNAUDITED)      2001     2000     1999     1998     1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $         7.32        13.57    13.78    11.87    13.65    11.79
 Income from investment operations:
 Net investment income or loss                                   $        -0.02        -0.01    -0.09     0.01+    0.02+    0.02+
 Net realized and change in unrealized gain or loss on
 investments                                                     $        -0.08        -4.17     1.47     3.09     1.06     2.89
Total from investment operations                                 $        -0.10        -4.18     1.38     3.10     1.08     2.91
Less distributions from:
 Net investment income                                           $           --           --       --     0.59     0.40     0.16
 Net realized gains on investments                               $           --         2.07     1.59     0.60     2.46     0.89
 Total distributions                                             $           --         2.07     1.59     1.19     2.86     1.05
 Net asset value, end of period                                  $         7.22         7.32    13.57    13.78    11.87    13.65
 TOTAL RETURN(1):                                                %        -1.37       -35.47     9.16    28.10    10.22    26.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $       25,115       27,777   46,655   42,605   34,556   56,369
 Net expenses after expense reimbursement(2)(3)                  %         1.35         1.35     1.24     1.35     1.48     1.72
 Gross expenses prior to expense reimbursement(2)                %         1.45           --     1.24     1.53     1.67       --
 Net investment income or loss after expense
 reimbursement(2)(3)                                             %        -0.45        -0.14    -0.30     0.09     0.15     0.18
 Portfolio turnover rate                                         %          146          222      182      176      153      194

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(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 50      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
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For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                               SEVEN MONTHS
                                                                  ENDED                      YEAR ENDED OCTOBER 31,
                                                                 MAY 31,       --------------------------------------------------
                                                                 2002(3)        2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $         11.95         22.98      22.54      16.62      17.02     14.36
 Income from investment operations:
 Net investment income (loss)                            $         -0.03         -0.04      -0.04      -0.01*      0.01*     0.01*
 Net realized and unrealized gain (loss) on
 investments                                             $         -0.41         -8.39       3.56       6.13       2.09      3.88
 Total from investment operations                        $         -0.44         -8.43       3.52       6.12       2.10      3.89
 Less distributions from:
 Net investment income                                   $            --            --         --         --         --      0.03
 Net realized gains on investments                       $            --          2.60       3.08       0.20       2.50      1.20
 Total distributions                                     $            --          2.60       3.08       0.20       2.50      1.23
 Net asset value, end of period                          $         11.51         11.95      22.98      22.54      16.62     17.02
 TOTAL RETURN(1):                                        %         -3.68        -40.54      16.65      37.09      14.78     28.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                        $       124,351       141,232    254,209    206,238    128,667    82,186
 Ratios to average net assets:
 Expenses(2)                                             %          0.96          0.91       0.87       0.94       1.00      1.17
 Net investment income (loss)(2)                         %         -0.42         -0.28      -0.09      -0.04       0.07      0.08
 Portfolio turnover rate                                 %           143           199        183        142        170       141

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       51

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                 SEVEN MONTHS
                                                                    ENDED                     YEAR ENDED OCTOBER 31,
                                                                   MAY 31,       ------------------------------------------------
                                                                   2002(3)        2001       2000       1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         13.17         15.26      12.46     10.43     15.55     14.67
 Income from investment operations:
 Net investment income (loss)                              $         -0.01          0.07       0.06      0.05*     0.09*    -0.06*
 Net realized and unrealized gain (loss) on investments    $          1.03         -1.34       3.72      2.08     -0.90      4.45
 Total from investment operations                          $          1.02         -1.27       3.78      2.13     -0.81      4.39
 Less distributions from:
 Net investment income                                     $          0.04          0.08       0.04      0.04        --        --
 Net realized gains on investments                         $            --          0.74       0.94      0.06      4.31      3.51
 Total distributions                                       $          0.04          0.82       0.98      0.10      4.31      3.51
 Net asset value, end of period                            $         14.15         13.17      15.26     12.46     10.43     15.55
 TOTAL RETURN(1):                                          %          7.74         -8.41      31.79     20.54     -7.47     37.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       214,459       183,569    188,306    51,423    29,543    22,661
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)            %          1.07          1.09       1.10      1.23      1.32      1.58
 Gross expenses prior to expense reimbursement(2)          %          1.07          1.09       1.10      1.25      1.43      1.58
 Net investment income (loss) after expense
 reimbursement(2)(4)                                       %         -0.11          0.50       0.46      0.43      0.46     -0.42
 Portfolio turnover rate                                   %           200           257        333       232       212       150

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                     SEVEN MONTHS       YEAR         MARCH 1,
                                                                        ENDED           ENDED       2000(5) TO
                                                                       MAY 31,       OCTOBER 31,    OCTOBER 31,
                                                                       2002(3)          2001           2000
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         3.90            8.58          10.00
 Income from investment operations:
 Net investment loss                                           $        -0.04           -0.06          -0.14
 Net realized and unrealized loss on investments               $        -0.02           -4.62          -1.28
 Total from investment operations                              $        -0.06           -4.68          -1.42
 Net asset value, end of period                                $         3.84            3.90           8.58
 TOTAL RETURN(1):                                              %        -1.54          -54.55         -14.20
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          775             839          1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)                %         1.50            1.50           1.50
 Gross expenses prior to expense reimbursement(2)              %         2.35            2.36           2.48
 Net investment loss after expense reimbursement(2)(4)         %        -1.42           -1.11          -1.09
 Portfolio turnover rate                                       %           59             175            124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.

(5) Commencement of operations.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       53

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                               SEVEN                                                 DECEMBER 10,
                                                              MONTHS                                                   1996(5)
                                                               ENDED              YEAR ENDED OCTOBER 31,                  TO
                                                              MAY 31,    ----------------------------------------    OCTOBER 31,
                                                              2002(3)     2001       2000       1999       1998          1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $      13.83       18.79      17.48      13.78      12.43        10.00
 Income from investment operations:
 Net investment income (loss)                           $       0.07        0.14       0.07       0.11*      0.13*        0.12*
 Net realized and unrealized gain (loss) on
 investments                                            $       0.01       -5.01       1.32       3.86       2.57         2.33
 Total from investment operations                       $       0.08       -4.87       1.39       3.97       2.70         2.45
 Less distributions from:
 Net investment income                                  $       0.13        0.09       0.08       0.07       0.13         0.02
 Net realized gain on investments                       $         --          --         --       0.20       1.22           --
 Total distributions                                    $       0.13        0.09       0.08       0.27       1.35         0.02
 Net asset value, end of period                         $      13.78       13.83      18.79      17.48      13.78        12.43
 TOTAL RETURN(1):                                       %       0.51      -26.03       7.99      29.05      23.46        24.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $     155,948    136,852    170,673    141,377     31,671       10,876
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)         %       0.69        0.66       0.66       0.70       0.70         0.70
 Gross expenses prior to expense reimbursement(2)       %       0.69        0.66       0.66       0.75       1.17         1.95
 Net investment income after expense
 reimbursement(2)(4)                                    %       0.81        0.83       0.56       0.67       0.96         1.15
 Portfolio turnover rate                                %         87         117        104         72        124           82

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.

(5) Commencement of operations.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                        SEVEN                                   FEBRUARY 3,
                                                                       MONTHS                                     1998(5)
                                                                        ENDED       YEAR ENDED OCTOBER 31,          TO
                                                                       MAY 31,    --------------------------    OCTOBER 31,
                                                                       2002(3)     2001      2000      1999        1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      11.05      14.78     12.70     10.36       10.00
 Income from investment operations:
 Net investment income (loss)                                    $       0.04       0.11      0.02      0.07*       0.04*
 Net realized and unrealized gain (loss) on investments          $       1.96      -1.78      3.90      2.32        0.32
 Total from investment operations                                $       2.00      -1.67      3.92      2.39        0.36
 Less distributions from:
 Net investment income                                           $       0.05       0.04      0.06      0.05          --
 Net realized gain on investments                                $         --       2.02      1.78        --          --
 Total distributions                                             $       0.05       2.06      1.84      0.05          --
 Net asset value, end of period                                  $      13.00      11.05     14.78     12.70       10.36
 TOTAL RETURN(1):                                                %      18.13     -12.52     35.42     23.14        3.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $     11,459        456     2,219     6,806       6,996
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)                  %       0.75       0.75      0.75      0.75        0.75
 Gross expenses prior to expense reimbursement(2)                %       1.06       1.25      1.25      1.78        2.51
 Net investment income after expense reimbursement(2)(4)         %       0.37       0.53      0.38      0.55        0.57
 Portfolio turnover rate                                         %        190        181       180       131         130

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       55

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                        SEVEN                                  FEBRUARY 3,
                                                                       MONTHS                                    1998(5)
                                                                        ENDED      YEAR ENDED OCTOBER 31,          TO
                                                                       MAY 31,    -------------------------    OCTOBER 31,
                                                                       2002(3)     2001      2000     1999        1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      10.80      11.66      9.95     8.87       10.00
 Income from investment operations:
 Net investment income (loss)                                    $       0.07       0.01     -0.02     0.02*       0.02*
 Net realized and unrealized gain (loss) on investments          $       2.03      -0.87      1.74     1.08       -1.15
 Total income from investment operations                         $       2.10      -0.86      1.72     1.10       -1.13
 Less distributions from:
 Net investment income                                           $         --         --      0.01     0.02          --
 Total distributions                                             $         --         --      0.01     0.02          --
 Net asset value, end of period                                  $      12.90      10.80     11.66     9.95        8.87
 TOTAL RETURN(1):                                                %      19.44      -7.38     17.35    12.46      -11.30
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $        322      3,600     4,825    5,902       5,862
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)                  %       0.75       0.75      0.75     0.75        0.75
 Gross expenses prior to expense reimbursement(2)                %       1.86       1.85      1.52     2.03        2.63
 Net investment income (loss) after expense
 reimbursement(2)(4)                                             %       0.10       0.09     -0.05     0.22        0.25
 Portfolio turnover rate                                         %         61        118       134       85         100

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                     SEVEN MONTHS                                 FEBRUARY 2,
                                                                         ENDED         YEAR ENDED OCTOBER 31,     1998(5) TO
                                                                        MAY 31,       ------------------------    OCTOBER 31,
                                                                        2002(3)        2001     2000     1999        1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.28         14.55    13.24     9.99       10.00
 Income from investment operations:
 Net investment income (loss)                                  $          0.00**       -0.05    -0.01     0.03(*)     0.03(*)
 Net realized and unrealized gain (loss) on investments        $          0.10         -2.16     2.21     3.25       -0.04
 Total from investment operations                              $          0.10         -2.21     2.20     3.28       -0.01
 Less distributions from:
 Net investment income                                         $            --          0.02     0.04     0.03          --
 Net realized gains on investments                             $            --          2.04     0.85       --          --
 Total distributions                                           $            --          2.06     0.89     0.03          --
 Net asset value, end of period                                $         10.38         10.28    14.55    13.24        9.99
 TOTAL RETURN(1):                                              %          0.97        -17.02    17.52    32.88       -0.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         4,725           320    3,550    5,455       4,625
 Ratio to average net assets:
 Net expenses after expense reimbursement(2)(4)                %          1.10          1.10     1.10     1.10        1.10
 Gross expenses prior to expense reimbursement(2)              %          1.37          1.74     1.62     2.52        3.41
 Net investment income (loss) after expense                    %
 reimbursement(2)(4)                                                     -0.04          0.15     0.08     0.23        0.37
 Portfolio turnover rate                                       %           132           172      162      125         132

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       57

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                              SEVEN MONTHS
                                                                 ENDED                      YEAR ENDED OCTOBER 31,
                                                                MAY 31,       ---------------------------------------------------
                                                                2002(3)        2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $         11.02         14.10      13.74      12.84      14.09      13.52
 Income from investment operations:
 Net investment income                                  $          0.11          0.26       0.30       0.32*      0.33*      0.33*
 Net realized and unrealized gain (loss) on
 investments                                            $          0.11         -1.85       0.90       1.53       1.02       2.04
 Total from investment operations                       $          0.22         -1.59       1.20       1.85       1.35       2.37
 Less distributions from:
 Net investment income                                  $          0.16          0.28       0.30       0.34       0.32       0.30
 Net realized gains on investments                      $            --          1.21       0.54       0.61       2.28       1.50
 Total distributions                                    $          0.16          1.49       0.84       0.95       2.60       1.80
 Net asset value, end of period                         $         11.08         11.02      14.10      13.74      12.84      14.09
 TOTAL RETURN(1)                                        %          2.02        -12.16       9.04      14.79      10.81      19.57
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $        65,971        71,759     94,149     98,717    111,887    105,813
 Ratio to average net assets:
 Expenses(2)                                            %          1.14          1.10       1.06       1.11       1.12       1.24
 Net investment income(2)                               %          1.57          2.06       2.24       2.38       2.54       2.43
 Portfolio turnover rate                                %           118           180        242        127         85        117

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                              SEVEN MONTHS
                                                                 ENDED                      YEAR ENDED OCTOBER 31,
                                                                MAY 31,       ---------------------------------------------------
                                                                2002(3)        2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $          9.54         14.26      16.74      15.26      18.08      15.74
 Income from investment operations:
 Net investment income (loss)                           $          0.02          0.05       0.05       0.09*      0.12*      0.15*
 Net realized and unrealized gain (loss) on
 investments                                            $         -0.03         -3.99       0.52       3.26       0.51       5.00
 Total from investment operations                       $         -0.01         -3.94       0.57       3.35       0.63       5.15
 Less distributions from:
 Net investment income                                  $          0.04          0.04       0.05       0.14       0.13       0.21
 Net realized gains on investments                      $            --          0.74       3.00       1.73       3.32       2.60
 Total distributions                                    $          0.04          0.78       3.05       1.87       3.45       2.81
 Net asset value, end of period                         $          9.49          9.54      14.26      16.74      15.26      18.08
 TOTAL RETURN(1):                                       %         -0.10        -28.93       3.76      23.00       3.80      37.44
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $       258,081       296,248    479,823    558,913    614,493    595,969
 Ratios to average net assets:
 Expenses(2)                                            %          0.91          0.86       0.83       0.86       0.88       1.00
 Net investment income(2)                               %          0.34          0.38       0.33       0.56       0.71       0.93
 Portfolio turnover rate                                %           132           194        167        122        160        158

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       59

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                  FIVE MONTHS                  YEAR ENDED OCTOBER 31,
                                                                     ENDED         ----------------------------------------------
                                                                MARCH 31, 2002*     2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $          10.76           9.93      9.98     10.38     10.22     10.09
 Income from investment operations:
 Net investment income                                    $           0.16           0.52      0.59      0.57+     0.60+     0.62+
 Net realized and change in unrealized gain or loss on    $
 investments                                                         -0.36           0.86     -0.12     -0.41      0.17      0.13
 Total income (loss) from investment operations           $          -0.20           1.38      0.47      0.16      0.77      0.75
 Less distributions from:
 Net investment income                                    $           0.20           0.55      0.52      0.56      0.61      0.62
 Net realized gains on investments                        $           0.22             --        --        --        --        --
 Total distributions                                      $           0.42           0.55      0.52      0.56      0.61      0.62
 Net asset value, end of period                           $          10.14          10.76      9.93      9.98     10.38     10.22
 TOTAL RETURN(1):                                         %          -1.85          14.20      4.88      1.56      7.72      7.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $         34,899         38,716    31,000    34,268    41,804    34,080
 Net expenses after expense reimbursement(2)(3)           %           0.75           0.75      0.75      0.75      0.75      0.75
 Gross expenses prior to expense reimbursement(2)         %           0.84           0.82      0.84      0.93      0.97      1.14
 Net investment income after expense                      %
 reimbursement(2)(3)                                                  3.72           5.09      6.00      5.52      5.79      6.07
 Portfolio turnover rate                                  %             51            235       362       174        77        49

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.
*  The Fund changed its fiscal year-end to March 31.

 60      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                  FIVE MONTHS                  YEAR ENDED OCTOBER 31,
                                                                     ENDED         ----------------------------------------------
                                                                MARCH 31, 2002*     2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $          10.71           9.94      9.86     10.29      9.99      9.80
 Income from investment operations:
 Net investment income                                    $           0.14           0.49      0.57      0.51+     0.53+     0.58+
 Net realized and change in unrealized gain or loss
 on investments                                           $          -0.41           0.74      0.09     -0.45      0.30      0.21
 Total income from investment operations                  $          -0.27           1.23      0.66      0.06      0.83      0.79
 Less distributions from:
 Net investment income                                    $           0.16           0.46      0.58      0.49      0.53      0.60
 Net realized gains on investments                        $           0.14             --        --        --        --        --
 Total distributions                                      $           0.30           0.46      0.58      0.49      0.53      0.60
 Net asset value, end of period                           $          10.14          10.71      9.94      9.86     10.29      9.99
 TOTAL RETURN(1):                                         %          -2.52          12.67      6.92      0.58      8.54      8.39
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $         17,724         19,458    11,021     9,808    13,980    10,217
 Net expenses after expense reimbursement(2)(3)           %           0.70           0.70      0.70      0.70      0.70      0.70
 Gross expenses prior to expense reimbursement(2)         %           0.88           0.95      0.97      1.47      1.51      1.70
 Net investment income after expense
 reimbursement(2)(3)                                      %           3.33           4.80      5.90      5.00      5.21      5.91
 Portfolio turnover rate                                  %            167            260       139        31       181       148

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.
*  The Fund changed its fiscal year-end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       61

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                             FIVE MONTHS                    YEAR ENDED OCTOBER 31,
                                                                ENDED         ---------------------------------------------------
                                                           MARCH 31, 2002*     2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $            1.00           1.00       1.00       1.00       1.00       1.00
 Income from investment operations:
 Net investment income                               $            0.01           0.05       0.06       0.05+      0.05+      0.05+
 Total income from investment operations             $            0.01           0.05       0.06       0.05       0.05       0.05
 Less distributions from:
 Net investment income                               $            0.01           0.05       0.06       0.05       0.05       0.05
 Total distributions                                 $            0.01           0.05       0.06       0.05       0.05       0.05
 Net asset value, end of period                      $            1.00           1.00       1.00       1.00       1.00       1.00
 TOTAL RETURN(1):                                    %            0.70           4.58       5.97       4.88       5.36       5.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $         208,063        239,531    245,774    284,594    276,024    273,710
 Net expenses after expense reimbursement(2)         %            0.70           0.64       0.59       0.50       0.48       0.37
 Gross expenses prior to expense reimbursement(2)    %              --             --       0.65       0.64       0.72       0.81
 Net investment income after expense
 reimbursement(2)                                    %            1.67           4.51       5.80       4.79       5.24       5.31

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.
*  The Fund changed its fiscal year-end from October 31 to March 31.

 62      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                   SEVEN MONTHS
                                                                      ENDED                    YEAR ENDED OCTOBER 31,
                                                                     MAY 31,       ----------------------------------------------
                                                                     2002(3)        2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $          9.60        12.03     12.14     11.14     14.48     12.57
 Income from investment operations:
 Net investment income                                       $          0.05         0.17      0.18      0.22*     0.24*     0.21*
 Net realized and unrealized gain (loss) on investments      $          0.62        -2.44      0.82      1.27     -0.41      2.92
 Total from investment operations                            $          0.67        -2.27      1.00      1.49     -0.17      3.13
 Less distributions from:
 Net investment income                                       $          0.15         0.16      0.22      0.18      0.41      0.25
 Net realized gain on investments                            $            --           --      0.89      0.31      2.76      0.97
 Total distributions                                         $          0.15         0.16      1.11      0.49      3.17      1.22
 Net asset value, end of period                              $         10.12         9.60     12.03     12.14     11.14     14.48
 TOTAL RETURN(1):                                            %          7.05       -19.05      8.62     13.66     -1.90     26.59
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $        29,599       30,463    42,626    41,936    38,012    27,359
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)              %          1.00         1.00      1.00      1.20      1.24      1.52
 Gross expenses prior to expense reimbursement(2)            %          1.25         1.16      1.10      1.26      1.43      1.61
 Net investment income (loss) after expense
 reimbursement(2)(4)                                         %          0.86         1.48      1.76      1.86      2.00      1.53
 Portfolio turnover rate                                     %           149          242       248       132       105       163

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       63

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                         SEVEN MONTHS
                                                            ENDED                          YEAR ENDED OCTOBER 31,
                                                           MAY 31,         ------------------------------------------------------
                                                           2002(3)          2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $            9.96          11.76       11.76       11.08       13.29       12.16
 Income from investment operations:
 Net investment income                           $            0.08           0.27        0.27        0.30*       0.31*       0.27*
 Net realized and unrealized gain (loss) on
 investments                                     $            0.52          -1.80        0.55        0.83       -0.37        2.16
 Total from investment operations                $            0.60          -1.53        0.82        1.13       -0.06        2.43
 Less distributions from:
 Net investment income                           $            0.23           0.27        0.29        0.21        0.45        0.30
 Net realized gain on investments                $              --             --        0.53        0.24        1.70        1.00
 Total distributions                             $            0.23           0.27        0.82        0.45        2.15        1.30
 Net asset value, end of period                  $           10.33           9.96       11.76       11.76       11.08       13.29
 TOTAL RETURN(1):                                %            6.11         -13.28        7.29       10.31       -0.87       21.65
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $          37,372         37,961      49,898      48,440      37,620      26,028
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                             %            0.95           0.95        0.95        1.20        1.24        1.57
 Gross expenses prior to expense
 reimbursement(2)                                %            1.17           1.11        1.08        1.28        1.40        1.66
 Net investment income after expense
 reimbursement(2)(4)                             %            1.35           2.27        2.54        2.54        2.61        2.13
 Portfolio turnover rate                         %             129            204         239         125         116         162

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 64      ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

For the seven month period ended May 31, 2002 and the periods ended October 31, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                         SEVEN MONTHS
                                                            ENDED                          YEAR ENDED OCTOBER 31,
                                                           MAY 31,         ------------------------------------------------------
                                                           2002(3)          2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $            9.82          10.73       10.57       10.21       12.15       11.64
 Income from investment operations:
 Net investment income                           $            0.13           0.37        0.33        0.34*       0.35*       0.32*
 Net realized and unrealized gain (loss) on
 investments                                     $            0.29          -0.92        0.47        0.46       -0.07        1.41
 Total from investment operations                $            0.42          -0.55        0.80        0.80        0.28        1.73
 Less distributions from:
 Net investment income                           $            0.40           0.36        0.30        0.22        0.60        0.33
 Net realized gain on investments                $              --             --        0.34        0.22        1.62        0.89
 Total distributions                             $            0.40           0.36        0.64        0.44        2.22        1.22
 Net asset value, end of period                  $            9.84           9.82       10.73       10.57       10.21       12.15
 TOTAL RETURN(1):                                %            4.34          -5.24        7.93        7.99        2.51       15.94
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $          18,994         20,201      26,494      24,107      22,352      18,313
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                             %            0.90           0.90        0.90        1.20        1.24        1.63
 Gross expenses prior to expense
 reimbursement(2)                                %            1.31           1.25        1.19        1.45        1.67        1.75
 Net investment income after expense
 reimbursement(2)(4)                             %            2.25           3.30        3.69        3.23        3.26        2.77
 Portfolio turnover rate                         %             101            165         195         120         115         159

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       65

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund

GLOBAL EQUITY FUND
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING International Fund
ING International Value Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund
  ING Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

  [ING FUNDS LOGO]                          ATIPROS1002-100102

                                                               [ING DIRECT LOGO]

                      PROSPECTUS
                  Class O Shares
                 October 1, 2002

                                                               Index Plus
                                                            LargeCap Fund

                                                               Index Plus
                                                              MidCap Fund

                                                               Index Plus
                                                            SmallCap Fund

                                                         ING DIRECT FUNDS

                                                                Bond Fund

                                                International Growth Fund

                                                          Technology Fund

                                                            (Sphere)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

October 1, 2002

CAPITAL APPRECIATION FUNDS
International Growth Fund (International Growth)
Technology Fund (Technology)

INCOME FUND
Bond Fund (Bond Fund)

INDEX PLUS FUNDS
Index Plus LargeCap Fund (Index Plus LargeCap)
Index Plus MidCap Fund (Index Plus MidCap)
Index Plus SmallCap Fund (Index Plus SmallCap)

This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g., ING International Growth Fund).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    16
OTHER CONSIDERATIONS                                             18
MANAGEMENT OF THE FUNDS                                          22
INVESTING IN THE FUNDS                                           23
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      23
      HOW TO BUY SHARES                                          23
      HOW TO SELL SHARES                                         26
      TIMING OF REQUESTS                                         27
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  27
      DIVIDENDS AND DISTRIBUTIONS                                28
      TAX INFORMATION                                            29
FINANCIAL HIGHLIGHTS                                             30
ADDITIONAL INFORMATION                                           32

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 18.
--------------------------------------------------------------------------------

ING Investments, LLC (ING) serves as investment adviser to the ING Funds.
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment Sub-Adviser to each ING Fund except the ING Technology Fund.
--------------------------------------------------------------------------------

AIC Asset Management, LLC (AIC) serves as investment Sub-Adviser to the ING Technology Fund.
--------------------------------------------------------------------------------

CAPITAL APPRECIATION  FUNDS

ING INTERNATIONAL GROWTH FUND

OBJECTIVE
Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994    1995    1996     1997     1998     1999      2000      2001
------    -----    ----    ----    -----    -----    -----    -----    ------    ------
-10.84    30.37    0.04    6.98    23.23    15.91    18.34    52.09    -21.46    -25.74

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations on August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as sub-adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.90%
                           3rd quarter 2001: -21.18%
Fund's year-to-date total return as of June 30, 2002:
                                    -11.76%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                    %   -25.74          4.00                  6.44
Class I Return After Taxes on Distributions                    %   -25.74          0.31                  3.69
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %   -15.67          2.25                  4.36
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   -21.21          1.17                  4.76(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 3, 1992.

(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(4) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of the Fund).

ING TECHNOLOGY FUND

OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY
Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC considers to be principally engaged in the development, production or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers and peripheral equipment.
- Telecommunications products and services.
- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
- Data processing products and services.
- Financial services companies that collect or disseminate market, economic, and financial information.
- Internet companies and other companies engaged in, or providing products or services for e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ING TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994    1995    1996     1997     1998     1999      2000      2001
------    -----    ----    ----    -----    -----    -----    -----    ------    ------
                                                                                 -24.67

(1) These figures are for the year ended December 31, 2001.

(2) Because Class O shares first commenced operations on August 6, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser. Formerly, Aeltus served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as the Sub-Adviser since the Fund commenced operations.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
Fund's year-to-date total return as of June 30, 2002:
                                    -29.04%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                    %   -24.67          -34.61                  N/A
Class I Return After Taxes on Distributions                    %   -24.67          -34.61                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %   -15.02          -26.60                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(3)                   %   -28.69          -38.48(4)               N/A

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on March 1, 2000.

(3) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of the Fund).

INCOME  FUND

ING BOND FUND

OBJECTIVE
Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT STRATEGY
Under normal market conditions, the Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,
- Mortgage-related and other asset-backed securities, and
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing the Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING BOND FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
  7.22    10.22    -3.26    17.03     3.39     7.91     8.45    -0.86      9.58      8.60

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations on August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.78%
                            1st quarter 1994: -2.39%
Fund's year-to-date total return as of June 30, 2002:
                                     2.63%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                    %    8.60           6.66                  6.69
Class I Return After Taxes on Distributions                    %    5.61           4.18                  4.26
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    5.20           4.09                  4.17
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    8.44           7.43                  7.23(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 3, 1992.

(3) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index.

(4) The LBAB Index return is for the period beginning January 3, 1992 (inception date of the Fund).

INDEX PLUS  FUNDS

ING INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                              33.93    32.50    24.51     -9.46    -13.97

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations on August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2001: -13.82%
Fund's year-to-date total return as of June 30, 2002:
                                    -12.64%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                    %   -13.97         11.47                  11.07
Class I Return After Taxes on Distributions                    %   -14.26         10.25                   9.86
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    -8.51          8.84                   8.51
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   -11.88         10.70                  10.61(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of the Class I shares).

ING INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                                15.61     19.98     -1.59

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations on August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2001: -13.72%
Fund's year-to-date total return as of June 30, 2002:
                                     -1.22%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                    %   -1.59            14.34                  N/A
Class I Return After Taxes on Distributions                    %   -1.75            11.28                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %   -0.97            10.36                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -0.61            12.67(4)               N/A

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of the Fund).
13

ING INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                                10.28      7.83      3.21

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations on August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2001: -14.93%
Fund's year-to-date total return as of June 30, 2002:
                                     0.90%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                    %    3.21           5.37                   N/A
Class I Return After Taxes on Distributions                    %    3.21           5.33                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    1.95           4.34                   N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    6.54           7.58(4)                N/A

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $900 million.

(4) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                       Service                                            Waiver
                           Management  (12b-1)                      Total Operating  Reimbursement and    Net
                              Fee        Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
International Growth(2)     0.85%      0.25%        0.50%             1.60%             0.00%           1.60%
Technology(3)               1.05%      0.25%        1.30%             2.60%            -0.85%           1.75%
Bond Fund(3)                0.50%      0.25%        0.34%             1.09%            -0.09%           1.00%
Index Plus LargeCap(2)      0.45%      0.25%        0.24%             0.94%             0.00%           0.94%
Index Plus MidCap(3)        0.45%      0.25%        0.61%             1.31%            -0.31%           1.00%
Index Plus SmallCap(3)      0.45%      0.25%        1.41%             2.11%            -1.11%           1.00%

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated. "Other Expenses" are estimated because the Funds recently commenced operations.

(2) The Funds pay an annual administration fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the investment adviser to each Fund, entered into written expense limitation agreements with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2003, except for Bond which will continue at least through March 31, 2003 and International Growth which will continue throughout least October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year by Aeltus is shown under "Waiver, Reimbursement and Recoupment."

CLASS O SHARES EXAMPLE

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
International Growth                               $163                    $505                   $  871                  $1,900
Technology                                          263                     808                    1,380                   2,934
Bond Fund                                           111                     347                      601                   1,329
Index Plus LargeCap                                  96                     300                      520                   1,155
Index Plus MidCap                                   133                     415                      718                   1,579
Index Plus SmallCap                                 214                     661                    1,134                   2,441

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). Each Fund may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND FUND). Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Bond Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, Bond Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, Bond Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to Bond Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING (INTERNATIONAL GROWTH, TECHNOLOGY, BOND FUND). In response to unfavorable market conditions, the Funds may make temporary investments that are not consistent with its principal investment objective and policies.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions wither on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increasing the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a mall number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to a Fund.

HIGH YIELD SECURITIES. (ALL FUNDS EXCEPT INTERNATIONAL GROWTH AND TECHNOLOGY FUNDS) may invest in high yield securities. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Adviser to be of comparable quality. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manger in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Durations a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by a Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES (BOND FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS (ALL FUNDS). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

DERIVATIVES (ALL FUNDS). The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures (discussed above). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

CONCENTRATION (TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) it assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation that a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT BOND
FUND) Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages n general.

OTHER RISKS

REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING (ALL FUNDS). Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES (ALL FUNDS). A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PARING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitation in this Prospectus apply at the time of investment.

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

As of August 31, 2002, ING managed over $33.0 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEE
International Growth                       0.85%
Technology                                 1.05%
Bond Fund                                  0.50%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap                        0.45%

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING and the Board.

Founded in 1972, Aeltus is registered as an investment adviser with the SEC. Aeltus is an indirect, wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of August 31, 2002, Aeltus managed over $38.0 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

BOND FUND


James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Group in 1996 and has over 14 years of investment experience. Prior to joining ING Group, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

TECHNOLOGY FUND
AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of August 31, 2002, AIC had more than $128 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999).

Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES
HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

MINIMUM INVESTMENTS                      ADDITIONAL INVESTMENTS
Individual Retirement Accounts           - $100 except by wire or Systematic
                                         Investment
                                         - $250 by wire
                                         - $50 by Systematic Investment

Other investments                        - $100 except by wire or Systematic
                                         Investment
                                         - $500 by wire
                                         - $50 by Systematic Investment

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your application,        Fill out the investment stub from your
                                     make your check payable to ING DIRECT      confirmation statement or send a letter indicating
                                     Fund and mail to:                          your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not Available                              Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   A minimum redemption of $1,000 is required for wire transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING's judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

MINIMUM ACCOUNT BALANCE Generally, you must maintain a minimum balance of $1,000 ($250 for IRA) in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum set forth above. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or AIC's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

- declared and paid monthly     Bond Fund
- declared and paid annually    All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Funds' performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been derived from the Funds' financial statements which have been audited by KPMG LLP, independent auditors, whose report, along with the Funds' Financial Statements, are included in the Funds' Annual Report, which is available upon request. The information for International Growth for the six month period ended April 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                  INTERNATIONAL GROWTH                       TECHNOLOGY
                                                                  --------------------                       ----------
                                                                                Period From         Seven         Period From
                                                            Six-Month         August 1, 2001       Months       August 6, 2001
                                                           Period Ended      (Date of Initial       Ended      (Date of Initial
                                                          April 30, 2002    Public Offering) to    May 31,    Public Offering) to
                                                           (Unaudited)       October 31, 2001       2002*      October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $          7.28                 8.41             3.90             4.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 $         -0.01                -0.01            -0.02            -0.02
Net realized and change in unrealized gain or
  loss on investments                               $         -0.09                -1.12            -0.05            -1.01
  Total loss from investment operations             $         -0.10                -1.13            -0.07            -1.03
Net asset value, end of period                      $          7.18                 7.28             3.83             3.90
  Total return(2)                                   %         -1.37               -13.44            -1.80           -20.89
Net assets, end of period (000's)                   $           341                   18              610               30
Ratio of net investment expenses to average net
  assets(1)(3)                                      %          1.60                 1.60             1.75             1.75
Ratio of net investment loss to average net
  assets(1)(3)                                      %         -0.71                -0.39            -1.73            -1.36
Ratio of gross expenses before reimbursement
  and waiver to average net assets(1)               %          1.70                   --             2.60             2.61
Portfolio turnover rate                             %           146                  222               59              175

                                                                                      BOND FUND
                                                                                      ---------
                                                                                               Period From
                                                                         Period From         August 1, 2001
                                                                       October 31, 2001     (Date of Initial
                                                                              to           Public Offering) to
                                                                       March 31, 2002**     October 31, 2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $          10.76                 10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            $           0.17                  0.40
Net realized and change in unrealized gain or loss on
  investments                                                    $          -0.38                 -0.03
  Total income (loss) from investment operations                 $          -0.21                  0.37
LESS DISTRIBUTIONS:
From net investment income                                       $           0.19                  0.10
From net realized gains on investments                           $           0.22                    --
  Total distributions                                            $           0.41                  0.10
Net asset value, end of period                                   $          10.14                 10.76
  Total return(2)                                                %          -1.93                  3.55
Net assets, end of period (000's)                                $            835                    17
Ratio of net investment expenses to average net assets(1)(3)     %           1.00                  1.00
Ratio of net investment income to average net assets(1)(3)       %           3.47                  4.84
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                          %           1.09                  1.07
Portfolio turnover rate                                          %             51                   235

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.
*  Fund changed its fiscal year end to May 31.
**  Fund changed its fiscal year end to March 31.

                              FINANCIAL HIGHLIGHTS

(for one outstanding share throughout each period)

                                                                           INDEX PLUS                       INDEX PLUS
                                                                            LARGECAP                          MIDCAP
                                                                            --------                          ------
                                                                   Seven         Period From        Seven         Period From
                                                                   Months      August 1, 2001       Months      August 1, 2001
                                                                   Ended      (Date of Initial      Ended      (Date of Initial
                                                                  May 31,    Public Offering) to   May 31,    Public Offering) to
                                                                   2002*      October 31, 2001      2002*      October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $      13.83           15.66            11.04           12.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        $       0.07            0.07             0.03            0.03
Net realized and change in unrealized gain or loss on
  investments                                                $      -0.02           -1.90             1.95           -1.41
  Total income (loss) from investment operations             $       0.05           -1.83             1.98           -1.38
LESS DISTRIBUTIONS:
From net investment income                                   $       0.12              --             0.05              --
  Total distributions                                        $       0.12              --             0.05              --
Net asset value, end of period                               $      13.76           13.83            12.97           11.04
  Total return(2)                                            %       0.34          -11.69            17.94          -11.11
Net assets, end of period (000's)                            $      1,119              18            2,020              30
Ratio of net investment expenses to average net
  assets(1)(3)                                               %       0.94            0.91             1.00            1.00
Ratio of net investment income to average net assets(1)(3)   %       0.50            0.58             0.15            0.28
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                      %       0.94            0.91             1.31            1.50
Portfolio turnover rate                                      %         87             117              190             181

                                                                             INDEX PLUS
                                                                              SMALLCAP
                                                                              --------
                                                                     Seven         Period From
                                                                     Months      August 1, 2001
                                                                     Ended      (Date of Initial
                                                                    May 31,    Public Offering) to
                                                                     2002*      October 31, 2001
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.79           12.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          $         --              --
Net realized and change in unrealized gain or loss on
  investments                                                  $       2.06           -1.24
  Total income (loss) from investment operations               $       2.06           -1.24
Net asset value, end of period                                 $      12.85           10.79
  Total return(2)                                              %      19.18          -10.31
Net assets, end of period (000's)                              $      1,113              41
Ratio of net investment expenses to average net assets(1)(3)   %       1.00            1.00
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %       0.01           -0.16
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %       2.11            2.10
Portfolio turnover rate                                        %         61             118

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Funds. The
Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual reports, or other information about the Funds, by calling 1-866-BUY-FUND
(866-289-3863) or writing to:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site
(http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call
1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING International Growth Fund
  ING Technology Fund
  ING Bond Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

ATOPROS1002-100102

       PROSPECTUS

    [GLOBE GRAPHIC]
       October 1, 2002

       Classes A, B, C and I
                                                 ING SMALL
                                                 COMPANY FUND

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       FDIC, the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the fund
       will achieve its objective. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This prospectus describes the Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    ING SMALL COMPANY FUND                             2
    WHAT YOU PAY TO INVEST                             4
    SHAREHOLDER GUIDE                                  6
    MANAGEMENT OF THE FUND                            13
    DIVIDENDS, DISTRIBUTIONS AND TAXES                14
    MORE INFORMATION ABOUT RISKS                      15
    FINANCIAL HIGHLIGHTS                              18
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than any companies included in the first two categories.

The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. In managing Small
Company, Aeltus Investment Management, Inc. (Aeltus):

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 2      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  ----    -----   -----   -----   -----   -----   -----   -----   ----   ----
                   1.30   48.17   13.62   33.28    1.27   31.01   7.65   3.74

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

  Best and worst quarterly performance during this period:      Fund's year-to-date total return as of June 30, 2002:
                  1st quarter 2000: 28.43%                                              -7.28%
                 3rd quarter 1998: -18.17%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class I only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Before Taxes                                                 3.74           14.58                  16.41
Class I Return After Taxes on Distributions                     %    3.63           11.28                  12.64
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    2.28           10.41                  11.88
Class A Return Before Taxes(2)                                  %   -2.44           12.86                  15.24
Class B Return Before Taxes(3)                                  %   -2.24           15.34                    N/A
Class C Return Before Taxes(4)                                  %    1.70            8.72                    N/A
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %    2.49            7.52                   9.79(6)

(1) Class I commenced operations on January 4, 1994. On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(6) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                                CLASS I    CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         None         5.75          None          None
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      None         None(2)       5.00(3)       1.00(4)



(1) The Fund does not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Fund charges a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Fund charges a CDSC of 1.00% on shares redeemed in the first year. No CDSC is charged thereafter.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

SMALL COMPANY FUND
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING       WAIVERS AND         NET
                                            FEE            FEES        EXPENSES(2)     EXPENSES     REIMBURSEMENTS(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Class I                           %        0.85           0.00            0.22           1.07             0.00            1.07
 Class A                           %        0.85           0.25            0.22           1.32             0.00            1.32
 Class B                           %        0.85           1.00            0.22           2.07             0.00            2.07
 Class C                           %        0.85           1.00            0.22           2.07             0.00            2.07

--------------------------------------------------------------------------------

(1) The table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for the most recent complete fiscal year.

(2) An administrative services fee of 0.08% is included in Other Expenses.

(3) ING Investments has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. Under the Expense Limitation Agreement, the Fund's total operating expenses (excluding distribution and services (12b-1) fees) will not exceed 1.25%, 1.50%, 2.25% and 2.25% of its average daily net assets as reflected in the table under Total Fund Operating Expenses for Class I, A, B and C shares, respectively. The expense limit will continue through at least May 31, 2003. The expense limitation agreement is contractual. Aeltus, the former investment adviser to the Fund, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative service fees and/or to reimburse a portion of other expenses in order to ensure that the Fund's total operating expenses did not exceed the percentage reflected under "Net Expenses".

 4      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Small Company Fund with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

SMALL COMPANY FUND

                                                          IF YOU SELL YOUR SHARES
                                            ----------------------------------------------------
                                            1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
------------------------------------------------------------------------------------------------
 Class I                                 $     109           340           590          1,306
 Class A                                 $     702           969         1,257          2,074
 Class B                                 $     710           949         1,314          2,208
 Class C                                 $     310           649         1,114          2,400

                                                  IF YOU DON'T SELL YOUR SHARES
                                       ----------------------------------------------------
                                       1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
-------------------------------------  ----------------------------------------------------
 Class I                                  N/A           N/A            N/A           N/A
 Class A                                  N/A           N/A            N/A           N/A
 Class B                                  210           649          1,114         2,208
 Class C                                  210           649          1,114         2,400

--------------------------------------------------------------------------------

(1) The adviser is contractually
    obligated to waive fees and/or
    reimburse expenses through May 31,
    2003 for the Fund. Therefore, The
    Fund, reflects a waiver/
    reimbursement for the first year of
    the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to four separate classes of shares: Class I, Class A, Class B and Class C.

CLASS I

- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- No automatic conversion to Class A shares, so annual expenses continue at the Class I level throughout the life of your investment.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge and the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and for servicing your shareholder account, each class of the Fund (other than Class I) has adopted a distribution and shareholder services plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, which require fees to be paid out of the assets of each class, as applicable. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 6      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS I

There are no sales charges associated with Class I.

CLASS A

Class A shares of the Fund are sold subject to the following sales charge:*

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

* Shareholders that purchased funds that were part of the Aetna Funds, prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

However, Class A shares that were purchased in an amount of $1 million or more that were part of the Aetna Funds at the time of purchase will be subject to a contingent deferred sales charge if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from Funds that were part of the Aetna Funds at the time of purchase for shares of other ING Funds will be subject to the ING Fund's CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

However, Class C shares that were purchased through Funds that were part of the Aetna Funds at the time of purchase (other than the ING Aeltus Money Market
Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Aeltus Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

  for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative, or see the SAI.

 8      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; (iv) ING Group and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

- The minimum amount of each Class I investment after your first one is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

The minimum initial investment amounts for Classes A, B & C are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Fund and ING Funds Distributor, Inc. (the "Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000 for Class I and $1,000 ($250 for IRAs), for Classes A, B and C.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. Kansas City (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

MARKET TIMERS

The Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:

                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:

                    -------------------
                    Shareholder A/C #

                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:

                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       9

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

CLASS I

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative or see the Account Application or the SAI.

CLASSES A, B AND C

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 10      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under How to Purchase Shares have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of the Fund for shares of the same class of certain ING Funds and Class A, B and C shares of the Fund for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the ING Small Company Fund, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and selecting Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 12      Shareholder Guide

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING), formerly ING Pilgrim Investments, LLC, an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of August 31, 2002, ING managed over $33.0 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.

For the most recent fiscal year an aggregate annual management fee paid by the Fund as a percentage of the Fund's average daily net assets was 0.85%.

SUB-ADVISER

ING has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio.

The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus, a Connecticut corporation, serves as sub-adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of August 31, 2002, Aeltus managed over $38.0 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Management of the Fund       13

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 14      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
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PRINCIPAL RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Following is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts and use options. The Fund primarily uses future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

DEFENSIVE INVESTING. In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2001, the Fund had a Portfolio turnover rate in excess of 250%. For the period November 1, 2001 through May 31, 2002, the Fund had a portfolio turnover rate of approximately 200%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.

INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons,




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                                           More Information About Risks       15

MORE INFORMATION ABOUT RISKS
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final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES. The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


 16      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.




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                                           More Information About Risks       17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following page are intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been derived from the Fund's financial statement which has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Company's annual report, which is available upon request.

 18      Financial Highlights

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                  ---------------------------------------------------------------------------
                                                  SEVEN MONTHS
                                                     ENDED                          YEAR ENDED OCTOBER 31,
                                                    MAY 31,      ------------------------------------------------------------
                                                    2002(4)       2001          2000          1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       12.74       14.80         12.11         10.15        15.20        14.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                 $       -0.03        0.03          0.02          0.02(*)      0.01(*)     -0.16(*)
 Net realized and unrealized gain (loss)
 on investments                               $        1.00       -1.30          3.62          2.02        -0.84         4.36
 Total from investment operations             $        0.97       -1.27          3.64          2.04        -0.83         4.20
 LESS DISTRIBUTIONS FROM:
 Net investment income                        $        0.01        0.05          0.01          0.02           --           --
 Net realized gains on investments            $          --        0.74          0.94          0.06         4.22         3.42
 Total distributions                          $        0.01        0.79          0.95          0.08         4.22         3.42
 Net asset value, end of period               $       13.70       12.74         14.80         12.11        10.15        15.20
 TOTAL RETURN(2)                              %        7.64       -8.66         31.55         20.16        -7.77        36.73
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     101,892      69,074        61,682        16,269        9,089        7,077
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %        1.32        1.34          1.35          1.48         1.63         2.33
 Gross expenses prior to expense
 reimbursement(3)                             %        1.32        1.34          1.35          1.50         1.74         2.33
 Net investment income (loss) after
 expense reimbursement(3)(5)                  %       -0.37        0.25          0.21          0.18         0.15        -1.17
 Portfolio turnover rate                      %         200         257           333           232          212          150

                                                              CLASS B
                                            --------------------------------------------
                                            SEVEN MONTHS     YEAR ENDED       MARCH 1,
                                               ENDED         OCTOBER 31,     1999(1) TO
                                              MAY 31,      ---------------   OCTOBER 31,
                                              2002(4)       2001     2000       1999
------------------------------------------  --------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          13.00        15.12    12.37      10.69
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                  -0.06        -0.07     0.01      -0.05(*)
 Net realized and unrealized gain (loss)
 on investments                                 0.99        -1.33     3.61       1.73
 Total from investment operations               0.93        -1.40     3.62       1.68
 LESS DISTRIBUTIONS FROM:
 Net investment income                            --           --       --         --
 Net realized gains on investments                --         0.72     0.87         --
 Total distributions                              --         0.72     0.87         --
 Net asset value, end of period                13.93        13.00    15.12      12.37
 TOTAL RETURN(2)                                7.15        -9.37    30.51      15.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             1,890        1,173    1,246        129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                            2.07         2.09     2.10       2.23
 Gross expenses prior to expense
 reimbursement(3)                               2.07         2.09     2.10       2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)                   -1.11        -0.50    -0.54      -0.57
 Portfolio turnover rate                         200          257      333        232

                                                                     CLASS C                                    CLASS I
                                       --------------------------------------------------------------------   ------------
                                       SEVEN MONTHS                YEAR ENDED                    JUNE 30,     SEVEN MONTHS
                                           ENDED                  OCTOBER 31,                   1998(1) TO       ENDED
                                          MAY 31,      ----------------------------------       OCTOBER 31,     MAY 31,
                                          2002(4)       2001          2000          1999           1998         2002(4)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                            $       12.95        15.04         12.32         10.39          12.11          13.17
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)      $       -0.12        -0.08          0.02         -0.07(*)       -0.02(*)       -0.01
 Net realized and unrealized
 gain (loss) on investments        $        1.05        -1.32          3.59          2.07          -1.70           1.03
 Total from investment
 operations                        $        0.93        -1.40          3.61          2.00          -1.72           1.02
 Less distributions from:
 Net investment income             $          --           --            --          0.01             --           0.04
 Net realized gains on
 investments                       $          --         0.69          0.89          0.06             --             --
 Total distributions               $          --         0.69          0.89          0.07             --           0.04
 Net asset value, end of period    $       13.88        12.95         15.04         12.32          10.39          14.15
 TOTAL RETURN(2)                   %        7.18        -9.39         30.54         19.33         -14.21           7.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $       3,369        4,040         6,736         1,893          1,118        214,459
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)               %        2.07         2.09          2.10          2.23           2.30           1.07
 Gross expenses prior to expense
 reimbursement(3)                  %        2.07         2.09          2.10          2.25           2.41           1.07
 Net investment income (loss)
 after expense
 reimbursement(3)(5)               %       -1.09        -0.50         -0.54         -0.57          -0.52          -0.11
 Portfolio turnover rate           %         200          257           333           232            212            200

                                                              CLASS I
                                  ---------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                  ---------------------------------------------------------------
                                   2001           2000           1999          1998         1997
--------------------------------  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             15.26          12.46         10.43         15.55        14.67
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)        0.07           0.06          0.05(*)       0.09(*)     -0.06(*)
 Net realized and unrealized
 gain (loss) on investments         -1.34           3.72          2.08         -0.90         4.45
 Total from investment
 operations                         -1.27           3.78          2.13         -0.81         4.39
 Less distributions from:
 Net investment income               0.08           0.04          0.04            --           --
 Net realized gains on
 investments                         0.74           0.94          0.06          4.31         3.51
 Total distributions                 0.82           0.98          0.10          4.31         3.51
 Net asset value, end of period     13.17          15.26         12.46         10.43        15.55
 TOTAL RETURN(2)                    -8.41          31.79         20.54         -7.47        37.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                          183,569        188,306        51,423        29,543       22,661
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 1.09           1.10          1.23          1.32         1.58
 Gross expenses prior to expense
 reimbursement(3)                    1.09           1.10          1.25          1.43         1.58
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                 0.50           0.46          0.43          0.46        -0.42
 Portfolio turnover rate              257            333           232           212          150

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Small Company Fund       19

In addition to the Fund offered in this prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

INTERNATIONAL EQUITY
  ING Emerging Countries Fund
  ING International Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
  ING Global Real Estate Fund
  ING Worldwide Growth Fund
  ING Global Technology Fund

DOMESTIC EQUITY FUNDS
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Technology Fund
  ING Biotechnology Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING Large Company Value Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Equity and Bond Fund
  ING Convertible Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Real Estate Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING High Yield Bond Fund
  ING Intermediate Bond Fund
  ING National Tax Exempt Bond Fund
  ING Money Market Fund
  ING Aeltus Money Market Fund
  ING Strategic Bond Fund

GENERATION FUNDS
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other
Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                 811-6352
  ING Small Company Fund

         [ING FUNDS LOGO]         ATSCPROS1002-100102

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2002

                              ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C AND CLASS I SHARES

This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated therein by reference, and should be read in conjunction with the current Class A, Class B and Class C Prospectus and the Class I Prospectus each dated October 1, 2002, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined herein are used as defined in the Prospectuses.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Fund" and collectively, the "Funds").The Company currently has authorized the following Funds:

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                      ING Government Fund (ING Government)
                   ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)


The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

GENERAL INFORMATION....................................ERROR! BOOKMARK NOT DEFINED.
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...................................4
INVESTMENT TECHNIQUES AND RISK FACTORS............................................8
DIRECTORS AND OFFICERS.................................ERROR! BOOKMARK NOT DEFINED.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.......................................32
INVESTMENT ADVISORY AGREEMENTS...................................................45
EXPENSE LIMITATION AGREEMENTS....................................................50
SUB-ADVISORY AGREEMENTS..........................................................51
ADMINISTRATIVE SERVICES AGREEMENT................................................55
CUSTODIAN........................................................................57
TRANSFER AGENT...................................................................57
INDEPENDENT AUDITORS.............................................................57
PRINCIPAL UNDERWRITER............................................................58
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..............................60
PURCHASE AND REDEMPTION OF SHARES................................................66
BROKERAGE ALLOCATION AND TRADING POLICIES........................................69
CODE OF ETHICS...................................................................72
SHAREHOLDER ACCOUNTS AND SERVICES................................................72
NET ASSET VALUE..................................................................73
TAX CONSIDERATIONS...............................................................74
CALCULATION OF PERFORMANCE DATA..................................................79
PERFORMANCE COMPARISONS..........................................................83
FINANCIAL STATEMENTS.............................................................87

                        HISTORY OF ING SERIES FUND, INC.


ING Series Fund, Inc. ("Series Fund") ot "the Company") is a Maryland Corporation registered as an open-end management investment company. Series Fund was organized in June 1991 and currently consists of the following separately managed, diversified series (individually a "Fund" and collectively, the "Funds").

On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc. and each Fund name was changed as follows:

              OLD NAME                            NEW NAME
              --------                            --------
        Aetna International Fund            ING International Growth Fund
        Aetna Growth Fund                   ING Growth Fund
        Aetna Small Company Fund            ING Small Company Fund
        Aetna Technology Fund               ING Technology Fund
        Aetna Index Plus LargeCap           ING Index Plus LargeCap Fund
        Aetna Index Plus MidCap Fund        ING Index Plus MidCap Fund
        Aetna Index Plus SmallCap           ING Index Plus SmallCap Fund
        Aetna Value Opportunity Fund        ING Value Opportunity Fund
        Aetna Balanced Fund                 ING Balanced Fund
        Aetna Growth and Income Fund        ING Growth and Income Fund
        Aetna Bond Fund                     ING Bond Fund
        Aetna Government Fund               ING Government Fund
        Aetna Money Market Fund             ING Aeltus Money Market Fund
        Aetna Ascent Fund                   ING Ascent Fund
        Aetna Crossroads Fund               ING Crossroads Fund
        Aetna Legacy Fund                   ING Legacy Fund

Effective October 1, 2002, certain funds names were changed as follows:

              OLD NAME                            NEW NAME
              --------                            --------
        ING Ascent Fund                     ING Strategic Allocation Growth Fund
        ING Crossroads Fund                 ING Strategic Allocation
        ING Legacy Fund                     ING Strategic Allocation Income Fund

Incorporation   The Company was incorporated under the laws of Maryland on June
17, 1991.

Series and Classes   The Company currently offers multiple series, not all of
which are offered through this Statement and the corresponding Prospectuses. The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this Statement. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock   Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights   Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings   The Company is not required, and does not intend, to hold
annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification   The Company is an open-end management investment
company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International Growth and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology Fund, or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications for all Funds other than Money Market, growth, and International growth are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. The industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 500 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The ING Government has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria (of ING Investments, Aeltus or AIC in the case of Technology).

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or AIC, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the

Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, ING Government, Bond, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or AIC's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar and Yankee Dollar Instruments

Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by ING Investments or Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Instruments

All Funds (except International Growth, Technology, ING Government and Money Market) may invest in high-yield instruments, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

      (c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seek to identify situations in which ING Investments or Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Short-Term Investments

      The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except ING Government and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds (except ING Government) may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds (except ING Government) may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

All Funds (except Bond, ING Government and Money Market) may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover

During 2001 the Technology's turnover rate increased to 175% from the 124% level reached in the prior year, due primarily to the build up in the Fund's cash position to nearly 30% (from under 10% in early January) during the first quarter. This cash was subsequently reinvested as market conditions improved. The portfolio turnover rate for the ING Government was higher in 2001 than in 2000 primarily due to significant growth in the Fund's assets during the year and an unprecedented level of market volatility in 2001. Separately, some of ING Government's mortgage holdings are rolled every month creating both a buy and a sell without changing the underlying exposure for the Fund (artificially inflating portfolio turnover).

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director of the Funds.

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                     TERM OF                                           IN FUND
                                                   OFFICE AND                PRINCIPAL                 COMPLEX        OTHER
                                      POSITION(S)   LENGTH OF              OCCUPATION(S)               OVERSEEN    DIRECTORSHIPS
                                       HELD WITH      TIME                  DURING THE                    BY          HELD BY
 NAME, ADDRESS AND AGE                   FUND       SERVED (1)             PAST 5 YEARS                DIRECTOR      DIRECTOR
 ---------------------                   ----       ----------             ------------                --------      --------
INDEPENDENT DIRECTORS

ALBERT E. DEPRINCE, JR.                Director     June, 1998   Director, Business and Economic           50            None
7337 E. Doubletree Ranch Road                       to present   Research Center (1999 to present)
Scottsdale, Arizona 85258                                        and Professor of Economics and
Age 62                                                           Finance, Middle Tennessee State
                                                                 University (1991 to present).

MARIA T. FIGHETTI                      Director     April,       Associate Commissioner, Contract          50            None
7337 E. Doubletree Ranch Road                       1994 to      Management - Health Services for
Scottsdale, Arizona 85258                           present      New York City Department of Mental
Age 59                                                           Health, Mental Retardation and
                                                                 Alcohol Services (1996 to present).

DAVID L. GROVE                         Director     June, 1991   Private Investor and                      50            None
7337 E. Doubletree Ranch Road                       to present   Economic/Financial Consultant
Scottsdale, Arizona 85258                                        (December 1985 to present).
Age 84

SIDNEY KOCH                            Director     April,       Financial Adviser and Self-Employed       50            None
7337 E. Doubletree Ranch Road                       1994 to      (January 1993 to present).
Scottsdale, Arizona 85258                           present
Age 67

CORINE T. NORGAARD                     Director     June, 1991   Dean, Barney School of Business,          50            None
7337 E. Doubletree Ranch Road                       to present   University of Hartford (August 1996
Scottsdale, Arizona 85258                                        to present).
Age 65

EDWARD T. O'DELL                       Director     June, 2002   Formerly, Partner/Chairman of             50            None
7337 E. Doubletree Ranch Road                       to present   Financial Service Group, Goodwin
Scottsdale, Arizona 85258                                        Proctor LLP (January 1970 to
Age 67                                                           September 2000); Chairman,
                                                                 Committee I - International
                                                                 Bar Association (1995 to 1999).

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                     TERM OF                                           IN FUND
                                                   OFFICE AND                PRINCIPAL                 COMPLEX        OTHER
                                      POSITION(S)   LENGTH OF              OCCUPATION(S)               OVERSEEN    DIRECTORSHIPS
                                       HELD WITH      TIME                  DURING THE                    BY          HELD BY
 NAME, ADDRESS AND AGE                   FUND       SERVED (1)             PAST 5 YEARS                DIRECTOR      DIRECTOR
 ---------------------                   ----       ----------             ------------                --------      --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(2)                        Director     December,    Chief Executive Officer (July 2001        50      Mr. Fox is a
Aeltus Investment Management, Inc.                  1997 to      to present), President (April 2001                Director of IPC
10 State House Square                               present      to present), Director and Chief                   Financial
Hartford, Connecticut                                            Operating Officer (April 1996 to                  Network, Inc.
AGE:  47                                                         present), Aeltus Investment                       (January 2001 to
                                                                 Management, Inc. Executive Vice                   present).
                                                                 President (April 2001 to present),
                                                                 Director and Chief Operating
                                                                 Officer (February 1995 to present),
                                                                 Aeltus Capital Inc. Formerly, Chief
                                                                 Financial Officer (April 1996 to
                                                                 July 2001) and Managing Director
                                                                 (April 1996 to April 2001), Aeltus
                                                                 Investment Management, Inc.; Chief
                                                                 Financial Officer, Managing
                                                                 Director (February 1995 to April
                                                                 2001), Aeltus Capital, Inc; Senior
                                                                 Vice President - Operations, Aetna
                                                                 Life Insurance and Annuity Company
                                                                 (March 1997 to December 1997).

THOMAS J. MCINERNEY(3)                 Director     April,       Chief Executive Officer, ING U.S.        154      Mr. McInerney
ING Worksite Financial Series                       2002 to      Financial Services (September 2001                serves as a
7337 E. Doubletree Ranch Rd.                        present      to present); General Manager and                  Director/Trustee
Scottsdale, Arizona 85258                                        Chief Executive Officer, ING U.S.                 of Aeltus
AGE:  46                                                         Worksite Financial Services                       Investment
                                                                 (December 2000 to present); Member,               Management, Inc.
                                                                 ING Americas Executive Committee                  (1997 to
                                                                 (2001 to present); President, Chief               present); each
                                                                 Executive Officer and Director of                 of the Aetna
                                                                 Northern Life Insurance Company                   Funds (April
                                                                 (2001 to present), ING Aeltus                     2002 to
                                                                 Holding Company, Inc. (2000 to                    present); the
                                                                 present), ING Retail Holding                      Ameribest Life
                                                                 Company (2000 to present), ING Life               Insurance Co.
                                                                 Insurance and Annuity Company (1997               (2001 to
                                                                 to present) and ING Retirement                    present);
                                                                 Holdings, Inc. (1997 to present).                 Equitable Life
                                                                 Formerly, General Manager and Chief               Insurance Co.
                                                                 Executive Officer, ING Worksite                   (2001 to
                                                                 Division (December 2000 to October                present); First
                                                                 2001), President, ING-SCI, Inc.                   Columbine Life
                                                                 (August 1997 to December 2000);                   Insurance Co.
                                                                 President, Aetna Financial Services               (2001 to
                                                                 (August 1997 to December 2000);                   present); Golden
                                                                 Head of National Accounts, Core                   American Life
                                                                 Sales and Marketing, Aetna U.S.                   Insurance Co.
                                                                 Healthcare (April 1996 to March                   (2001 to
                                                                 1997); Head of Corporate                          present); Life
                                                                 Strategies, Aetna Inc. (July 1995                 Insurance
                                                                 to April 1996) and has held a                     Company of
                                                                 variety of line and corporate staff               Georgia (2001 to
                                                                 positions since 1978.                             present);
                                                                                                                   Midwestern
                                                                                                                   United Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present);
                                                                                                                   ReliaStar Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present);
                                                                                                                   Security Life of
                                                                                                                   Denver (2001 to
                                                                                                                   present);
                                                                                                                   Security
                                                                                                                   Connecticut Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present);
                                                                                                                   Southland Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present); USG
                                                                                                                   Annuity and Life
                                                                                                                   Company (2001 to
                                                                                                                   present); and
                                                                                                                   United Life and
                                                                                                                   Annuity
                                                                                                                   Insurance Co.
                                                                                                                   Inc (March 2001
                                                                                                                   to present), and
                                                                                                                   a Trustee of the
                                                                                                                   GCG Trust
                                                                                                                   (February 2002
                                                                                                                   to present).
                                                                                                                   Mr. McInerney is
                                                                                                                   a member of the
                                                                                                                   Board of the
                                                                                                                   National
                                                                                                                   Commission on
                                                                                                                   Retirement
                                                                                                                   Policy; the
                                                                                                                   Governor's
                                                                                                                   Council on
                                                                                                                   Economic
                                                                                                                   Competitiveness
                                                                                                                   and Technology
                                                                                                                   of Connecticut;
                                                                                                                   the Board of
                                                                                                                   Directors of the
                                                                                                                   Connecticut
                                                                                                                   Business and
                                                                                                                   Industry
                                                                                                                   Association; the
                                                                                                                   Board of
                                                                                                                   Trustees of the
                                                                                                                   Bushnell; the
                                                                                                                   Board for the
                                                                                                                   Connecticut
                                                                                                                   Forum; and the
                                                                                                                   Board of the
                                                                                                                   Metro Hartford
                                                                                                                   Chamber of
                                                                                                                   Commerce; and is
                                                                                                                   Chairman of
                                                                                                                   Concerned
                                                                                                                   Citizens for
                                                                                                                   Effective
                                                                                                                   Government.

----------
(1) Directors/Trustees serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

OFFICERS

Information about the ING Funds' officers is set forth in the table below:

                                      POSITIONS HELD         TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE              WITH FUND         LENGTH OF SERVICE (1)           DURING THE LAST FIVE YEARS (2)
      ---------------------              ---------         ---------------------           ------------------------------
JAMES M. HENNESSY                   President, Chief     March 2002 to present     President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.        Executive Officer,                             Capital Corporation, LLC, ING Funds Services,
Scottsdale, Arizona  85258          and Chief                                      LLC, ING Advisors, Inc., ING Investments, LLC,
Age:  53                            Operating Officer                              Lexington Funds Distributor, Inc., Express
                                                                                   America T.C. Inc. and EAMC Liquidation Corp.
                                                                                   (December 2001 to present); Executive Vice
                                                                                   President and Chief Operating Officer of ING
                                                                                   Quantitative Management, Inc. (October 2001 to
                                                                                   present) and ING Funds Distributor, Inc. (June
                                                                                   2000 to present).  Formerly, Senior Executive
                                                                                   Vice President (June 2000 to December 2000)
                                                                                   and Secretary (April 1995 to December 2000) of
                                                                                   ING Capital Corporation, LLC, ING Funds
                                                                                   Services, LLC, ING Investments, LLC, ING
                                                                                   Advisors, Inc., Express America T.C. Inc., and
                                                                                   EAMC Liquidation Corp.; and Executive Vice
                                                                                   President, ING Capital Corporation, LLC and
                                                                                   its affiliates (May 1998 to June 2000) and
                                                                                   Senior Vice President, ING Capital
                                                                                   Corporation, LLC and its affiliates (April
                                                                                   1995 to April 1998).

STANLEY D. VYNER                    Executive Vice       March 2002 to present     Executive Vice President of ING Advisors, Inc.
7337 E. Doubletree Ranch Rd.        President                                      and ING Investments, LLC (July 2000 to
Scottsdale, Arizona  85258                                                         present) and Chief Investment Officer of the
Age:  52                                                                           International Portfolios, ING Investments, LLC
                                                                                   (July 1996 to present). Formerly, President and
                                                                                   Chief Executive Officer of ING Investments, LLC
                                                                                   (August 1996 to August 2000).

MARY LISANTI                        Executive Vice       March 2002 to present     Executive Vice President of ING Investments,
7337 E. Doubletree Ranch Rd.        President                                      LLC and ING Advisors, Inc. (November 1999 to
Scottsdale, Arizona  85258                                                         present) and of ING Quantitative Management,
Age:  45                                                                           Inc. (July 2000 to present); Chief Investment
                                                                                   Officer of the Domestic Equity Portfolios, ING
                                                                                   Investments, LLC (1999 to present). Formerly,
                                                                                   Executive Vice President and Chief Investment
                                                                                   Officer for the Domestic Equity Portfolios of
                                                                                   Northstar Investment Management Corporation,
                                                                                   whose name changed to Pilgrim Advisors, Inc. and
                                                                                   subsequently became part of ING Investments, LLC
                                                                                   (May 1998 to October 1999); Portfolio Manager
                                                                                   with Strong Capital Management (May 1996 to
                                                                                   1998); a Managing Director and Head of Small-
                                                                                   and Mid-Capitalization Equity Strategies at
                                                                                   Bankers Trust Corp. (1993 to 1996).

                                      POSITIONS HELD         TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE              WITH FUND         LENGTH OF SERVICE (1)           DURING THE LAST FIVE YEARS (2)
      ---------------------              ---------         ---------------------           ------------------------------
MICHAEL J. ROLAND                   Executive Vice       March 2002 to present     Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.        President,                                     Officer and Treasurer of ING Funds Services,
Scottsdale, Arizona  85258          Assistant                                      LLC, ING Funds Distributor, Inc., ING
Age:  44                            Secretary and                                  Advisors, Inc., ING Investments, LLC, ING
                                    Principal                                      Quantitative Management, Inc., Lexington Funds
                                    Financial Officer                              Distributor, Inc., Express America T.C. Inc.
                                                                                   and EAMC Liquidation Corp. (December 2001 to
                                                                                   present). Formerly, Senior Vice President, ING
                                                                                   Funds Services, LLC, ING Investments, LLC, and
                                                                                   ING Funds Distributor, Inc. (June 1998 to
                                                                                   December 2001) and Chief Financial Officer of
                                                                                   Endeavor Group (April 1997 to June 1998).

RALPH G. NORTON III                 Senior Vice          March 2002 to present     Senior Vice President of ING Investment
7337 E. Doubletree Ranch Rd.        President                                      Advisors, Inc. and ING Investments, LLC
Scottsdale, Arizona  85258                                                         (October 2001 to present) and Chief Investment
AGE: 42                                                                            Officer of the Fixed Income Portfolios, ING
                                                                                   Investments, LLC (October 2001 to present).
                                                                                   Formerly, Senior Market Strategist, Aeltus
                                                                                   Investment Management, Inc. (January 2001 to
                                                                                   August 2001) and Chief Investment Officer, ING
                                                                                   Investments, LLC (1990 to January 2001).

ROBERT S. NAKA                      Senior Vice          March 2002 to present     Senior Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.        President and                                  of ING Funds Services, LLC, ING Funds
Scottsdale, Arizona  85258          Assistant Secretary                            Distributor, Inc., ING Advisors, Inc., ING
AGE:  39                                                                           Investments, LLC, ING Quantitative Management,
                                                                                   Inc. (October 2001 to present) and Lexington
                                                                                   Funds Distributor, Inc. (December 2001 to
                                                                                   present). Formerly, Vice President, ING
                                                                                   Investments, LLC (April 1997 to October 1999),
                                                                                   ING Funds Services, LLC (February 1997 to August
                                                                                   1999) and Assistant Vice President, ING Funds
                                                                                   Services, LLC (August 1995 to February 1997).

ROBYN L. ICHILOV                    Vice President and   March 2002 to present     Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.        Treasurer                                      (October 2001 to present) and ING Investments,
Scottsdale, Arizona  85258                                                         LLC (August 1997 to present); Accounting
Age:  34                                                                           Manager, ING Investments, LLC (November 1995
                                                                                   to present).

KIMBERLY A. ANDERSON                Vice President and   March 2002 to present     Vice President for ING Quantitative
7337 E. Doubletree Ranch Rd.        Secretary                                      Management, Inc. (October 2001 to present);
Scottsdale, Arizona  85258                                                         Vice President and Assistant Secretary of ING
Age:  38                                                                           Funds Services, LLC, ING Funds Distributor,
                                                                                   Inc., ING Advisors, Inc., ING Investments, LLC
                                                                                   (October 2001 to present) and Lexington Funds
                                                                                   Distributor, Inc. (December 2001 to present).
                                                                                   Formerly, Assistant Vice President of ING Funds
                                                                                   Services, LLC (November 1999 to January 2001) and
                                                                                   has held various other positions with ING Funds
                                                                                   Services, LLC for more than the last five years.

                                      POSITIONS HELD         TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE              WITH FUND         LENGTH OF SERVICE (1)           DURING THE LAST FIVE YEARS (2)
      ---------------------              ---------         ---------------------           ------------------------------
LOURDES R. BERNAL                   Vice President       April 2002 to present     Vice President of ING Investments, LLC
7337 E. Doubletree Ranch Rd.                                                       (January 2002 to present). Prior to joining
Scottsdale, Arizona 85258                                                          ING Investments, LLC in 2002, Ms. Bernal was a
Age:  32                                                                           Senior Manager in the Investment Management
                                                                                   Practice, PricewaterhouseCoopers LLP (July 2000
                                                                                   to December 2001); Manager,
                                                                                   PricewaterhouseCoopers LLP (July 1998 to July
                                                                                   2000); Manager, Coopers & Lybrand LLP (July 1996
                                                                                   to June 1998); Senior Associate, Coopers &
                                                                                   Lybrand LLP (July 1992 to June 1996); and
                                                                                   Associate, Coopers & Lybrand LLP (August 1990 to
                                                                                   June 1992).

TODD MODIC                          Assistant Vice       April 2002 to present     Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.        President                                      Investments, LLC (March 2001 to present).
Scottsdale, Arizona 85258                                                          Formerly, Director of Financial Reporting,
Age:  34                                                                           Axient Communications, Inc. (May 2000 to
                                                                                   January 2001) and Director of Finance,
                                                                                   Rural/Metro Corporation (March 1995 to May
                                                                                   2000).

MARIA M. ANDERSON                    Assistant Vice      April 2002 to present      Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.         President                                      Services, LLC (October 2001 to present).
Scottsdale, Arizona 85258                                                           Formerly, Manager of Fund Accounting and Fund
Age: 43                                                                             Compliance, ING Investments, LLC (September
                                                                                    1999 to November 2001); Section Manager of Fund
                                                                                    Accounting, Stein Roe Mutual Funds (July 1998 to
                                                                                    August 1999); and Financial Reporting Analyst,
                                                                                    Stein Roe Mutual Funds (August 1997 to July
                                                                                    1998).

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

(2) The following documents the evolution of the name of each corporate entity referenced in the above biographies:


ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
LLC)

         ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

         ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

         ING Pilgrim Investments, LLC (February 2001 - formed)

         ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

         Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.)

         Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

         Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

         Newco Advisory Corporation (December 1994 - incorporated)


         ** Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Distributor, Inc. (March 2002 - name changed from ING Pilgrim Securities, Inc.)

         ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

         Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities, Inc.)

         Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

         Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

         Newco Distributors Corporation (December 1994 -incorporated)


ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

         ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

         ING Lexington Management Corporation (October 2000 name changed from Lexington Management Corporation)

         Lexington Management Corporation (December 1996 - incorporated)


ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

         ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

         ING Pilgrim Group, LLC (February 2001 - formed)

         ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

         Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

         Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

         Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

         Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

         Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital Corporation, LLC)

         ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

         ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

         ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

         Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

         Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

         Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital Corporation)

         Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

         Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

         Pilgrim America Capital Corporation (April 1997 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

         ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

         Market Systems Research Advisors, Inc. (November 1986 - incorporated)


BOARD OF DIRECTORS

The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. O'Dell (collectively the "Independent Directors"). Ms. Fighetti currently serves as Chairman and Ms. Norgaard currently serves as Vice Chairman of the Committee. The Audit Committee held two (2) meetings during the last calendar year ended December 31, 2001.

The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of the Independent Directors. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held five (5) meetings during the last calendar year ended December 31, 2001.

The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of the Independent Directors. Dr. Grove currently serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. No Nominating Committee meetings were held during the last calendar year ended December 31, 2001.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                              DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001
                           ----------------------------------------------------------------------------------
                                                                                                                 AGGREGATE DOLLAR
                                                                                                                 RANGE OF EQUITY
                                                                                                                SECURITIES IN ALL
                                                                                                                   REGISTERED
                                                                                                                   INVESTMENT
                                                                                                                    COMPANIES
                                                                                                                   OVERSEEN BY
                                                                INDEX        INDEX         INDEX                   DIRECTOR IN
                                       SMALL                     PLUS         PLUS          PLUS      MONEY         FAMILY OF
                          GROWTH      COMPANY     TECHNOLOGY    LARGECAP     MIDCAP       SMALLCAP    MARKET        INVESTMENT
 NAME OF DIRECTOR          FUND        FUND          FUND        FUND         FUND          FUND       FUND         COMPANIES
-------------------        ----        ----          ----      ---------    ---------     ---------   -------     -------------
INDEPENDENT DIRECTORS

Albert E. DePrince,        None        None          None      $10,001 -    $10,001 -     $10,001 -   $10,001     Over $100,000
Jr.                                                             $50,000      $50,000       $50,000   - $50,000

Maria T. Fighetti          None        None          None         None         None         None        None           None

David L. Grove             None        None          None         None         None         None        None           None

Sidney Koch                None        None       $10,001 -       None         None         None        None           $10,001 -
                                                   $50,000                                                             $50,000

Corine T. Norgaard         None        None          None         None         None         None        None      over $100,000

Richard G. Scheide         None        None          None         None         None         None        None           None

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox               Over        Over       $10,001 -       $1 -         None         None        None      Over $100,000
                         $100,000    $100,000      $50,000      $10,000


John G. Turner             None        None          None         None         None         None        None           None

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                          NAME OF OWNERS AND RELATIONSHIP TO
   NAME OF DIRECTOR                  DIRECTOR                  COMPANY   TITLE OF CLASS   VALUE OF SECURITIES   PERCENTAGE OF CLASS
   ----------------                  --------                  -------   --------------   -------------------   -------------------
Albert E. DePrince, Jr.                 N/A                       N/A          N/A                 $0                    N/A
Maria T. Fighetti                       N/A                       N/A          N/A                 $0                    N/A
David L. Grove                          N/A                       N/A          N/A                 $0                    N/A
Sidney Koch                             N/A                       N/A          N/A                 $0                    N/A
Corine T. Norgaard                      N/A                       N/A          N/A                 $0                    N/A
Richard G. Scheide*                     N/A                       N/A          N/A                 $0                    N/A

*Mr. Scheide retired as Director effective May 31, 2002.

COMPENSATION OF DIRECTOR

      During the year ended October 31, 2001, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2001, the unaffiliated members of the board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                      PENSION OR
                                                                   RETIREMENT BENEFITS   TOTAL COMPENSATION FROM
    NAME OF PERSON                        AGGREGATE COMPENSATION    ACCRUED AS PART        THE COMPANY AND FUND
      POSITION                               FROM THE COMPANY       OF FUND EXPENSES     COMPLEX PAID TO DIRECTORS
      --------                               ----------------       ----------------     -------------------------
Albert E. DePrince, Jr.*                        $ 18,220                    N/A                 $ 102,000
Director, Chairman Contract Committee
Maria T. Fighetti*                                17,011                    N/A                    95,230
Director, Chairman Audit Committee**
David L. Grove*                                   16,798                    N/A                    94,041
Director
Sidney Koch                                       16,873                    N/A                    94,459
Director
Corine Norgaard                                   16,434                    N/A                    92,000
Director, Chairman Nominating Committee
Richard G. Scheide ***                            17,107                    N/A                    95,770
Director


      * During the year ended October 31, 2001, Ms. Fighetti, Dr. Grove and Dr. DePrince deferred $24,000, $94,041 and $48,300, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Funds was deferred.
      **Ms. Fighitti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001
      ***Mr. Scheide retired as Director effective May 31, 2002.

Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans the amount paid to Dr. Grove was $846,641.12 on March 14, 2002.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of September 3, 2002:


                                                                                CLASS AND TYPE     PERCENTAGE   PERCENTAGE
                    FUND                            ADDRESS                      OF OWNERSHIP       OF CLASS      OF FUND
                    ----                            -------                      ------------       --------      -------
ING Stragegic Allocation Growth Fund       ING NATIONAL TRUST
(formerly Ascent)                          ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06156-0001              Shareholder          93.42%       46.27%

ING Stragegic Allocation Growth Fund       ING LIFE INSURANCE AND ANNUITY CO
(formerly Ascent)                          CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41              Class I
                                           HARTFORD CT  06156-0001              Shareholder          72.47%       34.54%

ING Balanced Fund                          ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06155-0001              Shareholder          78.02%       32.61%

ING Stragegic Allocation Balanced Fund     ING NATIONAL TRUST
(formerly Crossroads)                      ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          93.53%       49.45%

ING Stragegic Allocation Balanced Fund     ING LIFE INSURANCE AND ANNUITY CO
(formerly Crossroads)                      CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41              Class I
                                           HARTFORD CT  06156-0001              Shareholder          70.41%       32.80%

ING Growth and Income                      MAC & CO AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS
                                           PO BOX 3198                          Class I
                                           PITTSBURGH PA  15230-3198            Beneficial Owner     68.72%       54.72%

ING Growth Fund                            ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          77.11%       30.38%

ING Growth Fund                            MAC & CO AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS DEPT
                                           PO BOX 3198                          Class I
                                           PITTSBURGH PA  15230-3198            Beneficial Owner     68.36%       39.68%

ING Index Plus LargeCap Fund               ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          76.31%       36.77%

ING Index Plus MidCap Fund                 ING NATIONAL TRUST
                                           151 FARMINGTON AVE
                                           CENTRAL VALUATION UNIT-TN41          Class A
                                           HARTFORD CT  06101-5900              Shareholder          54.39%       34.26%

                                                                                CLASS AND TYPE     PERCENTAGE   PERCENTAGE
                    FUND                            ADDRESS                      OF OWNERSHIP       OF CLASS      OF FUND
                    ----                            -------                      ------------       --------      -------
ING Index Plus SmallCap Fund               ING NATIONAL TRUST
                                           151 FARMINGTON AVE
                                           CENTRAL VALUATION UNIT-TN41          Class A
                                           HARTFORD CT  06101-5900              Shareholder          53.62%       34.50%

ING Strategic Allocation Income Fund       ING NATIONAL TRUST
(formerly Legacy)                          ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          92.98%       53.39%

ING Value Opportunity Fund                 ING NATIONAL TRUST
                                           151 FARMINGTON AVE
                                           CENTRAL VALUATION UNIT-TN41          Class A
                                           HARTFORD CT  06101-5900              Shareholder          85.54%       70.13%

ING Bond Fund                              ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06155-0001              Shareholder          79.29%       48.30%

ING Government Fund                        ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          68.54%       45.89%

ING International Growth Fund              ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06101-5900              Shareholder          76.38%       47.76%

ING Technology Fund                        ING NATIONAL TRUST
                                           AFS CENTRAL VALUATION UNIT
                                           ATTN GORDON ELROD TN41
                                           151 FARMINGTON AVE                   Class A
                                           HARTFORD CT  06156-0001              Shareholder          70.78%       56.16%

As of September 3, 2002, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Stragegic Allocation Growth Fund       STATE STREET BK & TR CO CUST
(formerly Ascent)                          FBO MARGARET R SMITH
                                           CONVERSION ROTH IRA
                                           6240 TAYLOR                            Class B
                                           GROVES TX  77619-5678                  Beneficial Owner      9.82%          .03%

                                           STATE STREET BK & TR CO CUST
                                           FBO EDWARD H NEIMAN
                                           IRA
                                           4903 N ARIZONA RD                      Class B
                                           APACHE JUNCTION AZ  85219-9420         Beneficial Owner     53.93%          .18%

                                           NFSC FEBO # 0LJ-004022
                                           NFS/FMTC IRA
                                           FBO S DANIEL PONCE
                                           C/O WALLACE BAUMAN
                                           1200 BRICKELL AVE STE 1720             Class B
                                           MIAMI FL  33131-3257                   Beneficial Owner     10.56%          .04%

ING Stragegic Allocation Growth Fund       DONALDSON LUFKIN JENRETTE
(formerly Ascent)                          SECURITIES CORPORATION INC
                                           P. O. BOX 2052                         Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder          11.05%         0.27%

ING Stragegic Allocation Growth Fund       MAC & CO AEOF1956432
(formerly Ascent)                          MELLON BANK NA
                                           MUTUAL FUNDS DEPT
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     16.67%         7.94%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06156-0001                Shareholder           9.92%         4.73%

ING Balanced Fund                          FIRST CLEARING CORPORATION
                                           A/C 1297-3087
                                           THOMAS BAKER, IRA
                                           FCC AS CUSTODIAN
                                           13587 CLAY PLACE                       Class B
                                           BROOMFIELD CO  80020-5147              Beneficial Owner      5.19%         0.09%

ING Balanced Fund                          DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORPORATION INC
                                           P. O. BOX 2052                         Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           5.39%          .10%

                                           DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORPORATION INC
                                           P. O. BOX 2052                         Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           6.06%          .11%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Balanced Fund                          MAC & CO AEOF 1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     19.71%         10.80%

                                           ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          19.32%         10.58%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06156-0001                Shareholder          26.07%         14.28%

ING Stragegic Allocation Balanced Fund     PAINEWEBBER FOR THE BENEFIT OF
(formerly Crossroads)                      PAINEWEBBER CDN FBO
                                           PREGORY A MILLERSCHONE
                                           P.O. BOX 3321                          Class B
                                           WEEHAWKEN NJ  07086-8154               Beneficial Owner     26.50%          .10%

                                           PAINEWEBBER FOR THE BENEFIT OF
                                           PAINEWEBBER CDN FBO
                                           PACK D SIMMONS
                                           P.O. BOX 3321                          Class B
                                           WEEHAWKEN NJ  07086-8154               Beneficial Owner      5.21%          .02%

                                           NFSC FEBO #
                                           C6B-207993
                                           NFSC/FMTC IRA
                                           FBO SUZANNE M CALLEN
                                           51 MEADOWBROOK RD                      Class B
                                           CHATHAM NJ  07928-2028                 Beneficial Owner     11.73%          .04%

ING Stragegic Allocation Balanced Fund     NFSC FEBO # C6B-210684
(formerly Crossroads)                      NFSC/FMTC IRA
                                           FBO ELIZABETH D LIGHTON
                                           1192 PARK AVE APT 11E                  Class B
                                           NEW YORK NY                            Beneficial Owner     10.76%          .04%

                                           10128-1314 NFSC FEBO # C6B-507091
                                           NFSC/FMTC IRA ROLLOVER FBO
                                           DR HERBERT MARTON
                                           75 STONEHURST DRIVE
                                           TENAFLY NJ  07670-2914                 Class B
                                                                                  Beneficial Owner     31.46%          .12%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Stragegic Allocation Balanced Fund     A ROBIN BROADFIELD &
(formerly Crossroads)                      CONNIE J WINELAND JTWROS
                                           5118 CHEVY CHASE PKWY NW               Class C
                                           WASHINGTON DC  20008-2919              Shareholder          29.03%          .05%

                                           ROBERT E LOVING &
                                           BRENDA G LOVING JTWROS
                                           7107 TANYA AVE                         Class C
                                           RICHMOND VA  23228-4611                Shareholder          16.55%          .03%

                                           STATE STREET BK & TR CO CUST
                                           FBO ROBERT L PAINTER
                                           ROTH IRA
                                           3136 GRAND AVE APT 18                  Class C
                                           KANSAS CITY MO  64111-1150             Beneficial Owner      9.28%          .01%

ING Stragegic Allocation Balanced Fund     STATE STREET BK & TR CO CUST
(formerly Crossroads)                      FBO NAOMI C CARTER
                                           ROLLOVER IRA
                                           2311 HALEHAKA STREET                   Class C
                                           HONOLULU HI  96821-1024                Beneficial Owner      5.18%         .008%

                                           MICHAEL BARTHOLOMEW &
                                           PAMELA S BARTHOLOMEW JTWROS
                                           24568 SW AIRPORT AVE                   Class C
                                           PHILOMATH OR  97370-9585               Shareholder           5.54%         .009%

                                           STATE STREET BK & TR CO CUST
                                           FBO JOAN N BRENNAN
                                           ROLLOVER IRA
                                           107 CLARENDOH DR S                     Class C
                                           NASHVILLE NC  27856-1623               Beneficial Owner     19.18%          .03%

ING Stragegic Allocation Balanced Fund     MAC & CO
(formerly Crossroads)                      AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS DEPT
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     10.22%         4.76%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06155-0001                Shareholder          18.85%         8.78%

ING Growth and Income                      ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06101-5900                Shareholder          72.30%         14.32%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Growth and Income                      FIRST CLEARING CORP
                                           A/C 1413-2647
                                           DERBIE C BEERS TRUST
                                           DERBIE C BEERS TR
                                           2491 SAWMILL RD APT 1309               Class B
                                           SANTA FE NM  87505-5678                Beneficial Owner      6.93%          .02%

                                           FIRST CLEARING CORP
                                           A/C 4712-7951
                                           MARK E KELLY IRA
                                           FCC CUST
                                           4267 GRUBSTAKE CIR                     Class B
                                           RENO NV  89509-2900                    Beneficial Owner      8.66%          .02%

ING Growth and Income                      ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          10.57%         8.41%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          14.47%         11.52%

ING Growth Fund                            DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORPORATION INC
                                           P. O. BOX 2052                         Class B
                                           JERSEY CITY NJ  07303-2052             Shareholder           5.38%         0.09%

ING Growth Fund                            A G EDWARDS & SONS INC FBO
                                           ALAN OCKUNZZI & JAN CATHERINE
                                           OCKUNZZI
                                           JT TEN ACCESS ACCOUNT
                                           A/C 0289-272208
                                           ONE NORTH JEFFERSON                    Class C
                                           ST LOUIS MO  63103-2287                Beneficial Owner      5.25%         0.05%

ING Growth Fund                            ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          14.65%         8.50%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          11.76%         6.83%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Index Plus LargeCap Fund               MAC & CO
                                           AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     25.00%         9.76%

                                           ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           ATTN VALUATION UNIT-TN41
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06156-0001                Shareholder          32.54%         12.71%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          34.74%         13.57%

ING Index Plus LargeCap Fund               JOHN SHANHOLT &
                                           GAIL E KERN JTWROS
                                           PO BOX 851                             Class O
                                           EAST HAMPTON NY  11937-0701            Shareholder          15.10%          0.09

ING Index Plus MidCap Fund                 ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          93.09%         16.71%

ING Index Plus MidCap Fund                 JOHN SHANHOLT &
                                           GAIL E KERN JTWROS
                                           PO BOX 851                             Class O
                                           EAST HAMPTON NY  11937-0701            Shareholder          10.98%         0.54%

ING Index Plus SmallCap Fund               NFSC FEBO # WRN-031780
                                           RADIOLOGICAL GROUP PA PSP
                                           TRUSTMARK NATIONAL BANK TR
                                           DTD 10/1/1971
                                           444 FOREST POINT DR                    Class C
                                           BRANDON MS  39047-6214                 Beneficial Owner      5.10%         0.43%

ING Index Plus SmallCap Fund               STATE STREET BK & TR CO CUST
                                           FBO JOHN D STIEFEL
                                           ROTH CONVERSION IRA
                                           19 SAGE ROAD                           Class I
                                           WETHERSFIELD CT  06109-4057            Beneficial Owner     15.15%          .34%

                                           LYNN LARSON
                                           1365 CONSTITUTION CIR                  Class I
                                           TALLAHASSEE FL  32308-7749             Shareholder           5.75%          .13%

                                           HAROLD F HICKS
                                           486 PARK PLACE                         Class I
                                           NATCHEZ MS  39120-3948                 Shareholder          13.69%          .31%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Index Plus SmallCap Fund               STATE STREET BK & TR CO CUST
                                           FBO ALBERT E DEPRINCE JR
                                           ROLLOVER IRA
                                           3029 ST JOHNS DR                       Class I
                                           MURFREESBORO TN  37129-5835            Beneficial Owner      9.13%          .21%

                                           NFSC FEBO # WS 5-011541
                                           HOLLY L CARMICHAEL
                                           5096 SELINDA LN                        Class I
                                           SAN JOSE CA  95124-5646                Beneficial Owner      8.07%          .18%

ING Index Plus SmallCap Fund               JOHN SHANHOLT &
                                           GAIL E KERN JTWROS
                                           PO BOX 851
                                           EAST HAMPTON NY  11937-0701            Class O              14.71%         1.62%
                                                                                  Shareholder
                                           MATT LEWIS & SALLY
                                           LEWIS JTWROS
                                           2 FARRAGUT PL                          Class O
                                           AMITYVILLE NY  11701-3703              Shareholder          7.89%           .87%

ING Strategic Allocation Income Fund       JOANNE CICHANOWICZ
(formerly Legacy)                          7 BAY PT CIRCLE                        Class B
                                           ROCHESTER NY  14622-3332               Shareholder           5.35%          .04%

                                           ALICE MEADOWS
                                           12246 95TH PL NE                       Class B
                                           KIRKLAND WA  98034-6210                Shareholder          11.55%          .09%

                                           BARBARA I MEEK
                                           PO BOX 623
                                           233 E JEFFERSON ST                     Class B
                                           ATHENA OR  97813-0623                  Shareholder          18.18%          .13%

ING Strategic Allocation Income Fund       RBC DAIN RAUSCHER  FBO
(formerly Legacy)                          ALLEN S LIPSCHULTZ MD TTEE
                                           ALLEN S LIPSCHULTZ MD PC 3RD
                                           DEF BEN PEN PL AZ PUL MEDICINE
                                           1300 N 12TH ST SUITE 614               Class B
                                           PHOENIX AZ  85006-2850                 Beneficial Owner     26.59%          .20%

                                           FIRST CLEARING CORP
                                           A/C 4910-1046
                                           FCC CUST
                                           RICHARD W KUSHMAN IRA
                                           17W354 STILLWELL RD                    Class B
                                           OAKBROOK TER IL  60181-4526            Beneficial Owner      8.52%          .06%

                                           FIRST CLEARING CORP
                                           A/C 4928-5342
                                           SANDRA KUSHMAN
                                           FCC CUST
                                           17W354 STILLWELL RD                    Class B
                                           OAKBROOK TER IL  60181-4526            Beneficial Owner      5.40%          .04%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Strategic Allocation Income Fund       GAIL HOEVET
(formerly Legacy)                          8526 TIMBERWILDE ST                    Class C
                                           SAN ANTONIO TX  78250-4429             Shareholder           7.92%          .04%

                                           STATE STREET BK & TR CO CUST
                                           FBO THRESSA KAYE KATT
                                           IRA
                                           1083 HEAVENRIDGE RD                    Class C
                                           ESSEXVILLE MI  48732-1737              Beneficial Owner     19.40%          .11%

                                           STATE STREET BK & TR CO CUST
                                           FBO V A SMITH
                                           ROLLOVER IRA
                                           722 SANTA CLARA DR                     Class C
                                           KINGSVILLE TX  78363-3430              Beneficial Owner     13.40%          .07%

ING Strategic Allocation Income Fund       DORIS NEWMAN &
(formerly Legacy)                          JOHN E NEWMAN
                                           JT TEN
                                           2400 PAYSON RD                         Class C
                                           QUINCY IL  62305-6474                  Shareholder          12.82%          .07%

                                           JEAN C WOOD
                                           SUBJECT TO DST TOD RULES
                                           7983 KENMORE DR                        Class C
                                           MECHANICSVLLE VA  23111-3617           Shareholder          12.70%          .07%

ING Strategic Allocation Income Fund       ING LIFE INSURANCE AND ANNUITY CO
(formerly Legacy)                          CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06156-0001                Shareholder          53.70%         20.52%

                                           MAC & CO AEOF 1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS NA
                                           PO BOX 3198                            Class I
                                           PA 15230-3198                          Beneficial Owner     39.23%         14.99%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder           6.21%         2.37%

ING Small Company Fund                     SWEBAK & CO C/O AMCORE INVESTMENT
                                           GROUP NA
                                           PO BOX 4599                            Class A
                                           ROCKFORD IL  61110-4599                Shareholder           8.27%         2.88%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06101-5900                Shareholder          57.96%         20.20%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Small Company Fund                     HELEN SEGAL LIVING TRUST
                                           HELEN SEGAL & RENA SEGAL TTEES
                                           UAD 10/15/97
                                           136 DAVIDSON MILL ROAD                 Class B
                                           N BRUNSWICK NJ  08902-4747             Shareholder           5.59%         0.04%

ING Small Company Fund                     MORGAN STANLEY DW INC CUST FOR
                                           DAVID N BERANEK
                                           PO BOX 250                             Class C
                                           NEW YORK NY  10008-0250                Beneficial Owner      5.24%         0.05%

ING Small Company Fund                     ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          17.72%         11.24%

                                           MAC & CO AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     27.85%         17.67%

                                           KEY BANK CO
                                           THE PARKER HANNIFIN RETIREMENT
                                           SAVINGS PLAN
                                           4900 TIEDEMAN ROAD                     Class I
                                           BROOKLYN OH  44144-2302                Beneficial Owner     33.75%         21.41%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          15.55%         9.86%

ING Value Opportunity Fund                 R GARY REEDER TTEE
                                           JOSEPHINE IRENE GASKILL IRREV LIV T
                                           UA 12/20/2000
                                           1703 21ST ST W                         Class C
                                           PALMETTO FL  34221-6134                Shareholder          11.82%          .16%

                                           DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC
                                           PO BOX 2052                            Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder          14.34%          .19%

                                           FIRST CLEARING CORP
                                           A/C 2490-7296
                                           V RUSSELL WILHITE IRA
                                           104 CREEK CLIFF DR                     Class C
                                           GATESVILLE TX  76528-1011              Beneficial Owner      6.82%          .09%


                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Value Opportunity Fund                 DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC
                                           PO BOX 2052                            Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           6.88%          .09%

                                           DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC
                                           PO BOX 2052                            Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           5.79%          .08%

ING Value Opportunity Fund                 ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          91.99%         13.32%

ING Aeltus Money Market Fund               ING LIFE INSURANCE AND ANNUITY CO
                                           ATTN VALUATION UNIT-TN41
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06156-0001                Shareholder          43.40%         20.40%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder           9.23%         4.34%

ING Aeltus Money Market Fund               ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06101-5900                Shareholder          22.33%         10.97%

                                           ING LIFE INSURANCE AND ANNUITY CO
                                           ATTN VALUATION UNIT-TN41
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06156-0001                Shareholder           5.05%         2.48%

ING Aeltus Money Market Fund               STATE STREET BK & TR CO CUST
                                           FBO TILLIE E BRUELL
                                           IRA ROLLOVER
                                           2901 WILLOWBRIDGE CIRCLE               Class C
                                           AUSTIN TX  78703-1055                  Beneficial Owner      8.68%          0.2

ING Bond Fund                              ING LIFE INSURANCE AND ANNUITY CO
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06156-0001                Shareholder           9.02%         5.49%

ING Bond Fund                              USBANCORP PIPER JAFFRAY
                                           A/C 6943-6415
                                           U S BANCORP CENTER
                                           800 NICOLLET MALL                      Class B
                                           MINNEAPOLIS MN  55402-7000             Beneficial Owner      8.83%          .15%

                                           RBC DAIN RAUSCHER CUSTODIAN
                                           JUDITH A NICHOLLS
                                           INDIVIDUAL RETIREMENT ACCOUNT
                                           2586 DAVOS TRAIL                       Class B
                                           VAIL CO  81657-4234                    Beneficial Owner      7.28%          .12%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Bond Fund                              ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION DEPT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          56.09%         18.41%

                                           NG NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06155-0001                Shareholder          16.01%         5.25%

ING Government Fund                        ING LIFE INSURANCE AND ANNUITY CO
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06156-0001                Shareholder          21.04%         14.09%

ING Government Fund                        DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORPORATION INC
                                           P. O. BOX 2052                         Class B
                                           JERSEY CITY NJ  07303-2052             Shareholder           7.08%          .34%

                                           LPL FINANCIAL SERVICES
                                           A/C 3166-0718
                                           9785 TOWNE CENTRE DR                   Class B
                                           SAN DIEGO CA  92121-1968               Beneficial Owner      6.40%          .31%

ING Government Fund                        D A DAVIDSON & CO INC FBO
                                           WAYNE M CATHEY TR
                                           PO BOX 5015                            Class C
                                           GREAT FALLS MT  59403-5015             Beneficial Owner      6.60%          .14%

                                           DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORPORATION INC
                                           P O BOX 2052                           Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           5.99%          .13%

                                           DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC
                                           PO BOX 2052                            Class C
                                           JERSEY CITY NJ  07303-2052             Shareholder           5.59%          .12%

ING Government Fund                        ING LIFE INSURANCE AND ANNUITY CO
                                           CENTRAL VALUATION UNIT
                                           151 FARMINGTON AVE TN41                Class I
                                           HARTFORD CT  06156-0001                Shareholder          69.79%         18.25%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Shareholder          25.12%         6.57%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING International Growth Fund              DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC                    Class B
                                           PO BOX 2052                            Shareholder           5.28%          .09%
                                           JERSEY CITY NJ  07303-2052

                                           JANNEY MONTGOMERY SCOTT LLC CUST
                                           EST DOROTHY F CHELLEL
                                           RAYMOND J CHELLEL EXEC
                                           A/C 21489799
                                           1801 MARKET ST                         Class B
                                           PHILADELPHIA PA  19103-1628            Beneficial Owner      6.62%          .12%

ING International Growth Fund              CRAIG N UHL &
                                           MARY ANN UHL TR
                                           U/A  02/09/1999 UHL REVOC LIV TRUST
                                           6920 CLEAR CREEK RD                    Class C
                                           KEENE CA  93531-1416                   Shareholder           8.26%         0.15%

ING International Growth Fund              MAC & CO
                                           AEOF1956432
                                           MELLON BANK NA
                                           MUTUAL FUNDS
                                           PO BOX 3198                            Class I
                                           PITTSBURGH PA  15230-3198              Beneficial Owner     46.96%         15.54%

                                           ING NATIONAL TRUST
                                           ATTN GORDON ELROD
                                           151 FARMINGTON AVE                     Class I
                                           HARTFORD CT  06101-5900                Beneficial Owner     18.61%         6.09%

ING International Growth Fund              JOHN SHANHOLT &
                                           GAIL E KERN JTWROS
                                           PO BOX 851                             Class O
                                           EAST HAMPTON NY  11937-0701            Shareholder          14.50%         0.17%

ING Technology Fund                        ING LIFE INSURANCE AND ANNUITY CO
                                           151 FARMINGTON AVE                     Class A
                                           HARTFORD CT  06156-0001                Shareholder           6.74%         5.35%

ING Technology Fund                        STATE STREET BK & TR CO CUST FBO
                                           INELL R MOORE
                                           ROTH IRA                               Class B
                                           600-48TH STREET                        Beneficial
                                           PORT ARTHUR TX  77640-2579             Owner                 5.15%          .44%

                                           LPL FINANCIAL SERVICES
                                           A/C 2271-0897
                                           9785 TOWNE CENTRE DRIVE                Class B
                                           SAN DIEGO CA  92121-1968               Beneficial Owner      5.11%          .44%

                                                                                  CLASS AND TYPE       PERCENTAGE    PERCENTAGE
                    FUND                            ADDRESS                        OF OWNERSHIP         OF CLASS      OF FUND
                    ----                            -------                        ------------         --------      -------
ING Technology Fund                        ROBERT EGGER TTEE
                                           ROBERT EGGER TRUST
                                           U/A DTD 3-9-81
                                           FBO ROBERT EGGER JR
                                           538 CALLE DE LA SIERRA                 Class C
                                           EL CAJON CA  92019-1241                Beneficial Owner     12.14%         0.53%

ING Technology Fund                        DONALDSON LUFKIN JENRETTE
                                           SECURITIES CORP INC
                                           PO BOX 2052                            Class I
                                           JERSEY CITY NJ  07303-2052             Shareholder           6.71%         0.37%

ING Technology Fund                        JOHN SHANHOLT &
                                           GAIL E KERN JTWROS
                                           PO BOX 851                             Class O
                                           EAST HAMPTON NY  11937-0701            Shareholder          22.66%         2.11%

                                           LAWRENCE A RAMUNNO
                                           8 SHADOW LN                            Class O
                                           CHADDS FORD PA  19317-9334             Shareholder           5.06%          .47%

As of August 31, 2002, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.

                         INVESTMENT ADVISORY AGREEMENTS

The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("Aeltus") as Sub-Adviser to all the Funds except the Technology Funds; and AIC Asset Management, LLC as Sub-Adviser to the Technology Fund. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. Despite the change in investment adviser, AIC has served as the Sub-Adviser to the Technology Fund since the Fund commenced operations.

The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Fund. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.

Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term through December 31, 2002, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Investment Management Agreements, the Board considered a number of factors, including, but not limited to: (1) ING Investment's experience in overseeing sub-advisers for other mutual funds for which ING Investments serves as investment adviser; (2) the performance of the mutual funds for which ING Investments currently serves as investment adviser; (3) the depth and experience of ING Investments and the financial strength of ING; (4) the nature and quality of the services provided by ING Investments; (5) the advisory fees imposed under the Investment Management Agreements; (6) the fact that Aeltus, the former investment adviser, will continue to manage all the Funds (except the Aetna Technology Fund) in its capacity as the sub-adviser, and accordingly the current portfolio managers of the Funds are generally expected to remain unchanged; (7) the projected expense ratios for each Fund; (8) the commonality of terms of the Investment Management Agreements and former agreements; and (9) the fairness of the compensation payable to ING Investments under the Investment Management Agreements in light of the services provided. The Board was advised by independent legal counsel with respect to these matters.

In considering the approval of the Sub-Advisory Agreements, the Board considered, among other things, the nature and quality of the advisory services that have been rendered by Aeltus to the Funds in its capacity as the Funds' adviser and, in particular, the qualifications of Aeltus' professional staff and information related to Aeltus' past performance. Moreover, the Board noted that the overall advisory fees would remain the same and that the advisory services to be provided by Aeltus under the Sub-Advisory Agreements would be materially the same as the advisory services provided by Aeltus under the former advisory agreement. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, on behalf of the Funds, including the unanimous vote of the Independent Directors, approved the Sub-Advisory Agreements.

In reviewing the terms of each Investment Management Agreement and Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board of Directors has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreements and Sub-Advisory Agreements.

Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As of August 31, 2002, the Investment Adviser had assets under management of over $ 33.0 billion.

The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
International Growth               0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.700%                 Over $2 billion

Growth                             0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Small Company                      0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.725%                 Over $2 billion

Technology                         1.050%              On first $500 million
                                   1.025%              On next $500 million
                                   1.000%                 Over $1 billion

Index Plus LargeCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus MidCap                  0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus SmallCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Value Opportunity                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Balanced                           0.800%              On first $500 million
                                   0.750%              On next $500 million
                                   0.700%               On next $1 billion
                                   0.650%                 Over $2 billion

Growth and Income                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Bond                               0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

ING Government                     0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

Money Market                       0.400%              On first $500 million
                                   0.350%              On next $500 million
                                   0.340%               On next $1 billion
                                   0.330%               On next $1 billion
                                   0.300%                 Over $3 billion

Strategic Allocation               0.800%              On first $500 million
Growth
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Balanced
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Income
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

           FUND                TOTAL INVESTMENT ADVISORY FEES            WAIVER               NET ADVISORY FEES PAID
           ----                ------------------------------            ------               ----------------------
Growth                                    $415,982                            $0                    $415,982
Small Company                             $700,126                            $0                    $700,126
Value Opportunity                          $53,822                       $11,665                     $42,157
Technology                                 $39,562                       $30,133                      $9,429
Balanced                                  $241,809                            $0                    $241,809
Growth and Income                         $603,093                            $0                    $603,093

Index Plus LargeCap                       $472,870                         ($199)                   $473,068
Index Plus MidCap                          $61,539                       $27,195                     $34,344
Index Plus SmallCap                        $14,361                       $30,492                    ($16,131)
Strategic Allocation Growth               $121,739                       $34,001                     $87,738
Strategic Allocation                      $160,860                       $40,452                    $120,408
Balanced
Strategic Allocation Income                $86,999                       $42,469                     $44,530

For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments, LLC were as follows:

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                         $39,114                    $6,611                        $32,503
ING Government                               $18,397                    $6,631                        $11,766
Money Market                                $144,914                        $0                       $144,914

For the period November 1, 2001 through February 28, 2002 and the years ended October 31, 2001, October 31, 2000 and October 31, 1999, investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Period November 1, 2001 through February 28, 2002

             FUND               TOTAL INVESTMENT ADVISORY FEES      WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------      ------             ----------------------
Bond                                 $145,440                       $25,878                  $119,562
ING Government                        $73,985                       $26,680                   $47,305
Money Market                         $583,299                            $0                  $583,299
Growth                               $559,619                            $0                  $559,619
Small Company                        $792,225                            $0                  $792,225
Value Opportunity                     $43,532                       $26,105                   $17,427
Technology                            $48,790                       $41,830                    $6,961
Balanced                             $302,597                            $0                  $302,597
Growth and Income                    $828,737                            $0                  $828,737
Index Plus LargeCap                  $580,896                          $881                  $580,015
Index Plus MidCap                     $43,423                       $44,303                     ($880)
Index Plus SmallCap                   $15,631                       $43,342                  ($27,711)
Strategic Allocation Growth          $153,955                       $51,721                  $102,235
Strategic Allocation Balanced        $199,531                       $60,529                  $139,002
Strategic Allocation Income          $112,656                       $60,669                   $51,987

Bond, ING Government and Money Market changed their fiscal year ends from October 31st to March 31st. The remaining Funds listed in the chart immediately above changed their fiscal year end from October 31st to May 31st.

Year Ended October 31, 2001

             FUND               TOTAL INVESTMENT ADVISORY FEES            WAIVER           NET ADVISORY FEES PAID
             ----               ------------------------------            ------           ----------------------
Growth                                  $  2,018,085                           $0              $ 2,018,085
International Growth                        $951,329                           $0                 $951,329
Small Company                             $2,201,853                           $0               $2,201,583
Value Opportunity                            $85,534                      $78,542                   $6,992
Technology                                  $120,273                      $98,194                  $22,079
Balanced                                    $957,802                           $0                 $957,802
Growth and Income                         $3,075,068                           $0               $3,075,068
Bond                                        $358,209                      $49,899                 $308,310
ING Government                              $169,511                      $84,134                  $85,377
Money Market                              $1,845,335                           $0               $1,845,335
Index Plus LargeCap                       $1,864,439                       $8,750               $1,855,689

Index Plus MidCap                            $87,400                      $87,400                       $0
Index Plus SmallCap                          $44,024                      $44,024                       $0
Strategic Allocation Growth                 $524,549                     $104,844                 $419,705
Strategic Allocation Balanced               $642,951                     $131,132                 $511,819
Strategic Allocation Income                 $361,383                     $155,900                 $205,483

Year Ended October 31, 2000

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Growth                                    $2,434,112                          $0                  $2,434,112
International Growth                      $1,136,501                      $2,121                  $1,134,380
Small Company                             $1,686,622                          $0                  $1,686,622
Value Opportunity                            $62,493                     $46,753                     $15,740
Technology*                                  $88,092                     $82,590                      $5,502
Balanced                                  $1,054,126                          $0                  $1,054,126
Growth and Income                         $4,091,885                          $0                  $4,091,885
Bond                                        $241,025                     $42,932                    $198,093
ING Government                              $101,137                     $54,409                     $46,728
Money Market                              $1,808,423                    $236,100                  $1,572,323
Index Plus LargeCap                       $1,741,347                          $0                  $1,741,347
Index Plus MidCap                            $54,436                     $54,436                          $0
Index Plus SmallCap                          $40,415                     $40,415                          $0
Strategic Allocation Growth                 $552,281                     $67,167                    $485,114
Strategic Allocation Balanced               $637,997                    $100,231                    $537,766
Strategic Allocation Income                 $332,834                    $117,839                    $214,995

Year Ended October 31, 1999

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Growth                                    $1,484,231                          $0                $1,484,231
International Growth                        $507,245                    $107,259                  $399,986
Small Company                               $488,647                     $12,768                  $475,879
Value Opportunity                            $43,946                     $43,946                        $0
Balanced                                  $1,031,227                          $0                $1,031,227
Growth and Income                         $4,374,490                          $0                $4,374,490
Bond                                        $226,218                     $80,473                  $145,745
ING Government                               $69,754                     $69,754                        $0
Money Market                              $1,844,102                    $658,067                $1,186,035
Index Plus LargeCap                         $667,633                     $73,563                  $594,070
Index Plus MidCap                            $42,217                     $42,217                        $0
Index Plus SmallCap                          $35,558                     $35,558                        $0
Strategic Allocation Growth                 $409,705                     $29,401                  $380,304
Strategic Allocation Balanced               $387,278                     $37,728                  $349,550
Strategic Allocation Income                 $242,377                     $77,162                  $165,215

*Technology commenced operations on March 1, 2000.



                          EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
International Growth                            1.60%            2.35%           2.35%             1.35%
Growth                                            N/A              N/A             N/A               N/A
Small Company                                   1.50%            2.25%           2.25%             1.25%
Technology                                      1.75%            2.50%           2.50%             1.50%
Index Plus LargeCap                             0.95%            1.70%           1.45%             0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%             0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%             0.75%
Value Opportunity                               1.35%            2.10%           2.10%             1.10%
Balanced                                          N/A              N/A             N/A               N/A
Growth and Income                                 N/A              N/A             N/A               N/A
Bond                                            1.00%            1.75%           1.75%             0.75%
ING Government                                  0.95%            1.70%           1.70%             0.70%
Money Market                                      N/A              N/A             N/A               N/A
Strategic Allocation Growth                     1.25%            2.00%           2.00%             1.00%
Strategic Allocation Balanced                   1.20%            1.95%           1.95%             0.95%
Strategic Allocation Income                     1.15%            1.90%           1.90%             0.90%

Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ING.

FUND                                              TERMINATION DATE
----                                              ----------------
International Growth                               October 31, 2003
Growth                                             N/A
Small Company                                      May 31, 2003
Technology                                         May 31, 2003
Index Plus LargeCap                                May 31, 2003
Index Plus MidCap                                  May 31, 2003
Index Plus SmallCap                                May 31, 2003
Value Opportunity                                  May 31, 2003
Balanced                                           N/A
Growth and Income                                  N/A
Bond                                               March 31, 2003
ING Government                                     March 31, 2003
Money Market                                       N/A
Strategic Allocation Growth                        May 31, 2003
Strategic Allocation Balanced                      May 31, 2003
Strategic Allocation Income                        May 31, 2003


                             SUB-ADVISORY AGREEMENTS

The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to all the Funds except the Technology Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AIC, AIC serves as Sub-Adviser to the Technology Fund. Effective April 30, 2002, the owners of Elijah Asset Management LLC sold a 75% interest in the company to a wholly owned U.S. subsidiary of AIC Limited. As a result of the transaction, the name of AIC was changed from Elijah Asset Management LLC. In this capacity, AIC, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AIC's address is 100 Pine Street, Suite 420, San Francisco, California 94111. AIC is controlled by and is an indirect subsidiary of AIC Limited. AIC Limited is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada.

For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
International Growth               0.383%           On first $250 million
                                   0.360%           On next $250 million
                                   0.349%           On next $250 million
                                   0.338%           On next $1.25 billion
                                   0.315%              Over $2 billion

Growth                             0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Small Company                      0.383%           On first $250 million
                                   0.360%           On next $250 million
                                   0.349%           On next $250 million
                                   0.338%           On next $1.25 billion
                                   0.326%              Over $2 billion

Technology                         0.500%

Index Plus LargeCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus MidCap                  0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus SmallCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Value Opportunity                  0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Balanced                           0.360%           On first $500 million
                                   0.338%           On next $500 million
                                   0.315%            On next $1 billion
                                   0.293%              Over $2 billion

Growth and Income                  0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Bond                               0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

ING Government                     0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion


Money Market                       0.180%           On first $500 million
                                   0.158%           On next $500 million
                                   0.153%            On next $1 billion
                                   0.149%            On next $1 billion
                                   0.135%              Over $3 billion

Strategic Allocation
Growth Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

Strategic Allocation
Balanced Fund                      0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

Strategic Allocation
Income Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

* As a percentage of average daily net assets.

For the period March 1, 2002 through May 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:


                   FUND                                    SUB-ADVISORY FEES
                   ----                                    -----------------
Growth                                                         $187,192
Small Company                                                  $256,603
Value Opportunity                                               $24,220
Balanced                                                       $108,814
Growth and Income                                              $271,392
Index Plus LargeCap                                            $212,791
Index Plus MidCap                                               $27,693
Index Plus SmallCap                                              $6,462
Strategic Allocation Growth                                     $54,783
Strategic Allocation Balanced                                   $72,387
Strategic Allocation Income                                     $39,150

For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 (Bond), $8,279 (ING Government) and $65,211 (Money Market).

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid AIC (formerly EAM) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.

Bradley, Foster & Sargent, Inc. ("Bradley") served as sub-adviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the year ended October 31, 1999, Aeltus paid Bradley sub-advisory fees of $9,190. The sub-advisory agreement was terminated as of December 31, 1999.

                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. Prior to April 1, 2002, for the Fixed Income Funds, and May 1, 2002, for the Equity Funds, Aeltus provided administrative services to the Funds pursuant to administrative agreements.

The services provided by Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets. Administrative fees paid by the Funds are as follows:

For the period November 1, 2002 through May 31, 2002:

                                       TOTAL ADMINISTRATIVE     ADMINISTRATOR            NET ADMINISTRATIVE SERVICES
      COMPANY NAME                         SERVICES FEE             WAIVER                         FEES PAID
      ------------                         ------------             ------                         ---------
Growth                                       $135,421                 $0                            $135,421
Small Company                                $171,394                 $0                            $171,394
Value Opportunity                             $13,354                 $0                             $13,354
Technology                                     $8,163                 $0                              $8,163
Balanced                                      $65,950                 $0                             $65,950
Growth and Income                            $203,085                 $0                            $203,085
Index Plus LargeCap                          $226,969                 $0                            $226,969
Index Plus MidCap                             $22,238                 $0                             $22,238
Index Plus SmallCap                            $6,428                 $0                              $6,428
Strategic Allocation Growth                   $33,392                 $0                             $33,392
Strategic Allocation Balanced                 $43,638                 $0                             $43,638
Strategic Allocation Income                   $24,188                 $0                             $24,188

For the period November 1, 2001 through March 31, 2002:

                  TOTAL ADMINISTRATIVE   ADMINISTRATOR    NET ADMINISTRATIVE
  COMPANY NAME       SERVICES FEE           WAIVER        SERVICES FEES PAID
  ------------       ------------           ------        ------------------
Bond                   $ 36,911               $0              $ 36,911
ING Government         $ 18,476               $0              $ 18,476
Money Market           $182,053               $0              $182,053

For the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds) were as follows:

Year Ended October 31, 2001

                                   TOTAL ADMINISTRATIVE   ADMINISTRATOR   NET ADMINISTRATIVE
    COMPANY NAME                       SERVICES FEE           WAIVER      SERVICES FEES PAID
    ------------                       ------------           ------      ------------------
Growth                                   $291,274            $     0           $291,274
International Growth                     $ 70,533            $     0           $ 70,533
Small Company                            $259,607            $     0           $259,607
Value Opportunity                        $ 12,219            $     0           $ 12,219
Technology                               $ 11,455            $     0           $ 11,455
Balanced                                 $119,725            $     0           $119,725
Growth and Income                        $453,857            $     0           $453,857
Bond                                     $ 71,642            $     0           $ 71,642
ING Government                           $ 33,902            $     0           $ 33,902
Money Market                             $461,334            $     0           $461,334
Index Plus LargeCap                      $414,320            $     0           $414,320
Index Plus MidCap                        $ 19,422            $10,977           $  8,445
Index Plus SmallCap                      $  9,783            $ 9,783           $      0
Strategic Allocation Growth              $ 65,569            $     0           $ 65,569
Strategic Allocation Balanced            $ 80,369            $     0           $ 80,369
Strategic Allocation Income              $ 45,173            $     0           $ 45,173

Year Ended October 31, 2000

                                 TOTAL ADMINISTRATIVE   ADMINISTRATOR   NET ADMINISTRATIVE
  COMPANY NAME                       SERVICES FEE          WAIVER       SERVICES FEES PAID
  ------------                       ------------          ------       ------------------
Growth                               $355,247              $    0            $355,247
International Growth                 $133,706              $    0            $133,706
Small Company                        $198,427              $    0            $198,427
Value Opportunity                    $  8,928              $    0            $  8,928
Technology*                          $  8,390              $    0            $  8,390
Balanced                             $131,766              $    0            $131,766
Growth and Income                    $614,699              $    0            $614,699
Bond                                 $ 48,205              $    0            $ 48,205
ING Government                       $ 20,227              $    0            $ 20,227
Money Market                         $451,856              $    0            $451,856
Index Plus LargeCap                  $386,966              $    0            $386,966
Index Plus MidCap                    $ 12,097              $5,902            $  6,195
Index Plus SmallCap                  $  8,981              $8,981            $      0
Strategic Allocation Growth          $ 69,035              $    0            $ 69,035
Strategic Allocation Balanced        $ 79,750              $    0            $ 79,750
Strategic Allocation Income          $ 41,604              $    0            $ 41,604

Year Ended October 31, 1999

                                  TOTAL ADMINISTRATIVE   ADMINISTRATOR   NET ADMINISTRATIVE
      COMPANY NAME                    SERVICES FEE          WAIVER       SERVICES FEES PAID
      ------------                    ------------          ------       ------------------
Growth                                  $212,043           $     0           $212,043
International Growth                    $ 59,676           $     0           $ 59,676
Small Company                           $ 57,488           $     0           $ 57,488
Value Opportunity                       $  6,278           $ 6,278           $      0
Balanced                                $128,903           $     0           $128,903
Growth and Income                       $660,028           $     0           $660,028
Bond                                    $ 45,244           $     0           $ 45,244
ING Government                          $ 13,951           $13,951           $      0
Money Market                            $461,026           $     0           $461,026
Index Plus LargeCap                     $148,363           $     0           $148,363
Index Plus MidCap                       $  9,381           $ 9,381           $      0
Index Plus SmallCap                     $  7,902           $ 7,902           $      0
Strategic Allocation Growth             $ 51,213           $     0           $ 51,213
Strategic Allocation Balanced           $ 48,410           $     0           $ 48,410
Strategic Allocation Income             $ 30,297           $     0           $ 30,297

*Technology commenced operations on March 1, 2000.

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., State Street Bank and Trust Company and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

                              INDEPENDENT AUDITORS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110 serves as independent auditors to the Domestic Equity Funds. KPMG LLP provides audit and tax services. PriceWaterhouseCoopers ("PWC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as auditor to International Growth, Bond, ING Government and Money Market. PWC provides audit and tax services.

                              PRINCIPAL UNDERWRITER

Shares of the Funds are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Group and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

                  COMPANY NAME             TOTAL UNDERWRITING FEES
                  ------------             -----------------------
        Growth                                    $114,610
        Small Company                             $120,244
        Value Opportunity                         $ 26,522
        Technology                                $ 21,303
        Balanced                                  $ 59,692
        Growth and Income                         $ 73,596
        Index Plus LargeCap                       $398,842
        Index Plus MidCap                         $ 53,011
        Index Plus SmallCap                       $ 14,365
        Strategic Allocation Growth               $ 36,868
        Strategic Allocation Balanced             $ 42,756
        Strategic Allocation Income               $ 25,636

For the period January 1, 2002 through March 31, 2002, fees were paid to ING Funds Distributor as follows:

              COMPANY NAME                 TOTAL UNDERWRITING FEES
              ------------                 -----------------------
        Bond                                      $35,904
        ING Government                            $17,722
        Money Market                              $ 4,449

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001, 2000 and 1999, Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

             COMPANY NAME                     TOTAL UNDERWRITING FEES
             ------------                     -----------------------
      Bond                                           $ 23,936
      ING Government                                 $ 12,986
      Money Market                                   $  2,128
      Growth                                         $ 48,454
      Small Company                                  $ 41,906
      Value Opportunity                              $  7,524
      Technology                                     $  8,039
      Balanced                                       $ 21,296
      Growth and Income                              $ 30,991
      Index Plus LargeCap                            $166,957

      Index Plus MidCap                              $ 14,325
      Index Plus SmallCap                            $  3,789
      Strategic Allocation Growth                    $ 14,205
      Strategic Allocation Balanced                  $ 15,225
      Strategic Allocation Income                    $  9,962

Year Ended October 31, 2001

           COMPANY NAME                         TOTAL UNDERWRITING FEES
           ------------                         -----------------------
     Growth                                          $  313,853
     International Growth                            $  239,192
     Small Company                                   $  229,088
     Value Opportunity                               $   32,086
     Technology                                      $   50,267
     Balanced                                        $  123,514
     Growth and Income                               $  219,170
     Bond                                            $   97,266
     ING Government                                  $   52,391
     Money Market                                    $    9,589
     Index Plus LargeCap                             $1,072,427
     Index Plus MidCap                               $   65,737
     Index Plus SmallCap                             $   19,699
     Strategic Allocation Growth                     $   88,390
     Strategic Allocation Balanced                   $   89,868
     Strategic Allocation Income                     $   54,959

Year Ended October 31, 2000

             COMPANY NAME                      TOTAL UNDERWRITING FEES
             ------------                      -----------------------
     Growth                                          $308,778
     International Growth                            $239,877
     Small Company                                   $157,592
     Value Opportunity                               $ 16,532
     Technology*                                     $ 39,961
     Balanced                                        $110,697
     Growth and Income                               $243,774
     Bond                                            $ 46,968
     ING Government                                  $ 26,146
     Money Market                                    $  1,620
     Index Plus LargeCap                             $993,925
     Index Plus MidCap                               $ 31,681
     Index Plus SmallCap                             $ 15,048
     Strategic Allocation Growth                     $ 86,818
     Strategic Allocation Balanced                   $ 78,321
     Strategic Allocation Income                     $ 42,859

Year Ended October 31, 1999

                 COMPANY NAME                    TOTAL UNDERWRITING FEES
                 ------------                    -----------------------
     Growth                                             $ 93,265
     International Growth                               $ 53,471
     Small Company                                      $ 47,171
     Value Opportunity                                  $  4,741
     Balanced                                           $ 46,064
     Growth and Income                                  $123,267
     Bond                                               $ 22,641
     ING Government                                     $  8,320
     Money Market                                       $  1,192
     Index Plus LargeCap                                $267,873
     Index Plus MidCap                                  $  8,318

                 COMPANY NAME                    TOTAL UNDERWRITING FEES
                 ------------                    -----------------------
     Index Plus SmallCap                                $  7,896
     Strategic Allocation Growth                        $ 36,042
     Strategic Allocation Balanced                      $ 20,360
     Strategic Allocation Income                        $ 16,944

*Technology commenced operations on March 1, 2000.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ING Funds Distributor (the "Distributor"). With respect to Class A shares of the Funds (other than Money Market), ING Funds Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, ING Funds Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds (other than Money Market), ING Funds Distributor is paid an annual fee at the rate of 1.00% (0.75% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ING Funds Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by ING Funds Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributors, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor. with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor for the period January 1, 2002 to May 31, 2002 were as follows:

  DISTRIBUTION EXPENSES              CLASS A         CLASS B        CLASS C
  ---------------------              -------         -------        -------
Growth                               $    422        $    15        $    20
Advertising                          $  7,990        $   278        $   381
Printing                             $ 72,015        $ 2,510        $ 3,430
Salaries & Commissions               $115,378        $ 4,022        $ 5,495
Broker Servicing                     $ 33,232        $ 1,158        $ 1,583
Miscellaneous                        $229,037        $ 7,983        $10,909
Total

Small Company
Advertising                          $    923        $    15        $    62
Printing                             $ 17,540        $   283        $ 1,180
Salaries & Commissions               $165,829        $ 2,679        $11,157
Broker Servicing                     $155,059        $ 2,505        $10,433
Miscellaneous                        $ 78,555        $ 1,269        $ 5,285
Total                                $417,906        $ 6,751        $28,117

Value Opportunity
Advertising                          $    209        $     4        $     6
Printing                             $  3,962        $    76        $   110
Salaries & Commissions               $ 35,230        $   679        $   977
Broker Servicing                     $ 33,319        $   643        $   924
Miscellaneous                        $ 16,210        $   313        $   450
Total                                $ 88,930        $ 1,715        $ 2,467

Technology
Advertising                          $    128        $    15        $    13
Printing                             $  2,433        $   280        $   256
Salaries & Commissions               $ 22,656        $ 2,608        $ 2,386
Broker Servicing                     $ 20,206        $ 2,326        $ 2,128
Miscellaneous                        $ 10,643        $ 1,225        $ 1,121
Total                                $ 56,066        $ 6,454        $ 5,904

Balanced
Advertising                          $    213        $     7        $    18
Printing                             $  4,046        $   126        $   341
Salaries & Commissions               $ 35,591        $ 1,107        $ 2,997
Broker Servicing                     $ 57,444        $ 1,786        $ 4,837
Miscellaneous                        $ 16,223        $   504        $ 1,366
Total                                $113,517        $ 3,530        $ 9,559

Growth and Income
Advertising                          $    304        $     3        $     9
Printing                             $  5,782        $    56        $   167
Salaries & Commissions               $ 52,198        $   504        $ 1,507
Broker Servicing                     $ 82,743        $   799        $ 2,389
Miscellaneous                        $ 24,093        $   233        $   696

Total                                $165,120        $ 1,595        $ 4,768

Index Plus SmallCap
Advertising                          $    120        $    20        $    12
Printing                             $  2,284        $   375        $   227
Salaries & Commissions               $ 21,259        $ 3,487        $ 2,114
Broker Servicing                     $ 14,434        $ 2,368        $ 1,435
Miscellaneous                        $ 10,051        $ 1,649        $   999
Total                                $ 48,148        $ 7,899        $ 4,789

Index Plus MidCap
Advertising                          $    339        $    26        $    34
Printing                             $  6,478        $   493        $   654
Salaries & Commissions               $ 61,060        $ 4,645        $ 6,169
Broker Servicing                     $ 52,862        $ 4,018        $ 5,336
Miscellaneous                        $ 29,294        $ 2,228        $ 2,959
Total                                $149,983        $11,410        $15,152

Index Plus LargeCap
Advertising                          $  1,054        $   155        $   230
Printing                             $ 20,045        $ 2,948        $ 4,364
Salaries & Commissions               $172,214        $25,326        $37,494
Broker Servicing                     $261,340        $38,433        $56,899
Miscellaneous                        $ 78,191        $11,499        $17,024
Total                                $532,844        $78,361        $16,011

Strategic Allocation Growth
Advertising                          $    145        $     1        $    21
Printing                             $  2,757        $    17        $   395
Salaries & Commissions               $ 26,033        $   162        $ 3,729
Broker Servicing                     $ 39,179        $   243        $ 5,611
Miscellaneous                        $ 12,275        $    76        $ 1,758
Total                                $ 80,389        $   499        $11,514

Strategic Allocation Balanced
Advertising                          $    171        $     0        $     1
Printing                             $  3,283        $     9        $    18
Salaries & Commissions               $ 30,193        $    85        $   164
Broker Servicing                     $ 50,403        $   142        $   274
Miscellaneous                        $ 14,049        $    40        $    76
Total                                $ 98,099        $   276        $   533

Strategic Allocation Income
Advertising                          $    158        $     1        $     3
Printing                             $  3,001        $    21        $    59
Salaries & Commissions               $ 27,933        $   192        $   553
Broker Servicing                     $ 32,973        $   227        $   653
Miscellaneous                        $ 13,142        $    90        $   260
Total                                $ 77,207        $   531        $ 1,528

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor for the period January 1, 2002 to March 31, 2002 were as follows:

  DISTRIBUTION EXPENSES       CLASS A        CLASS B        CLASS C
  ---------------------       -------        -------        -------
Bond
Advertising                   $    301        $    5        $     8
Printing                      $  5,719        $   90        $   153
Salaries & Commissions        $ 44,015        $  696        $ 1,178
Broker Servicing              $ 44,137        $  698        $ 1,181
Miscellaneous                 $ 18,575        $  294        $   497
Total                         $112,747        $1,783        $ 3,017

ING Government
Advertising                   $    115        $    2        $     5
Printing                      $  2,181        $   42        $    92
Salaries & Commissions        $ 16,780        $  320        $   709
Broker Servicing              $ 21,008        $  400        $   888
Miscellaneous                 $  7,061        $  135        $   298
Total                         $ 47,145        $  899        $ 1,992

Money Market
Advertising                   $    993        $    9        $    54
Printing                      $ 18,860        $  177        $ 1,029
Salaries & Commissions        $145,140        $1,364        $ 7,921
Broker Servicing              $ 45,748        $  430        $ 2,497
Miscellaneous                 $ 61,042        $  574        $ 3,331
Total                         $271,783        $2,554        $14,832

For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Domestic Equity Index Funds:

                                        AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS
  WHEN YOU INVEST THIS AMOUNT:                    AS A PERCENTAGE OF OFFERING PRICE:
  ----------------------------                    ----------------------------------
Under $50,000                                                    2.50%
$50,000 or more but under $100,000                               2.00%
$100,000 or more but under $250,000                              1.50%
$250,000 or more but under $500,000                              1.00%
$500,000 or more but under $1,000,000                            0.50%

The following table applies to Bond and ING Government:

                                         AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS
  WHEN YOU INVEST THIS AMOUNT:                     AS A PERCENTAGE OF OFFERING PRICE:
  ----------------------------                     ----------------------------------
Under $50,000                                                    4.25%
$50,000 or more but under $100,000                               4.00%
$100,000 or more but under $250,000                              3.00%
$250,000 or more but under $500,000                              2.25%
$500,000 or more but under $1,000,000                            1.75%

Class A shares of all of the other ING Funds offered in this Prospectus (except Money Market) are sold subject to the following sales charge:

                                          AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS
   WHEN YOU INVEST THIS AMOUNT:                   AS A PERCENTAGE OF OFFERING PRICE:
   ----------------------------                   ----------------------------------
Under $50,000                                                    5.00%
$50,000 or more but under $100,000                               3.75%
$100,000 or more but under $250,000                              2.75%
$250,000 or more but under $500,000                              2.00%
$500,000 or more but under $1,000,000                            1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
         -   on sales of $1 million to $2,499,999              1.00%
         -   on sales of $2.5 million to $4,999,999            0.50%
         -   on sales of $5 million or greater                 0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
         -   on sales of $1 million to $3 million              0.50%
         -   on sales of $3 million or greater                 0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

ING Funds Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

ING Funds Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ING Funds Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of ING Funds Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.

ING Funds Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. ING Funds Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder's investment will be unaffected by these payments.

For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                 CLASS A SALES     CLASS A SALES
                                    CHARGES          CHARGES
                                  BEFORE DEALER    AFTER DEALER    CLASS B DEFERRED    CLASS C DEFERRED
FUND                              RE-ALLOWANCE     RE-ALLOWANCE     SALES CHARGES       SALES CHARGES
----                              ------------     ------------     -------------       -------------
Growth                               $11,351           $1,481          $ 2,513            $   870
Small Company                        $38,605           $5,035          $    77            $   193
Value Opportunity                    $ 6,998           $  913          $     0            $   106
Technology                           $ 2,998           $  391          $   352            $   250
Balanced                             $10,050           $1,311          $   660            $    16
Growth and Income                    $ 4,279           $  558          $ 1,727            $   106
Index Plus LargeCap                  $33,374           $8,344          $25,438            $ 4,821
Index Plus MidCap                    $17,432           $4,358          $ 4,806            $   613
Index Plus SmallCap                  $ 3,373           $  843          $   306            $     0
Strategic Allocation Growth          $   607           $   79          $   100            $     8
Strategic Allocation Balanced        $   180           $   24          $ 1,038            $     0
Strategic Allocation Income          $   653           $   85          $ 2,741            $   155

For the period November 1, 2001 to March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                   CLASS A SALES     CLASS A SALES
                                      CHARGES          CHARGES
                                   BEFORE DEALER     AFTER DEALER     CLASS B DEFERRED   CLASS C DEFERRED
FUND                               RE-ALLOWANCE      RE-ALLOWANCE      SALES CHARGES      SALES CHARGES
----                               ------------      ------------      -------------      -------------
Bond                                 $ 7,144            $  752               $0              $    0
ING Government                       $46,303            $4,874               $0              $2,268
Money Market                           N/A               N/A                 $0              $    0

For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

       FUND
       ----
       International Growth                    $45,591
       Growth                                  $ 5,647
       Small Company Fund                      $11,578
       Technology                              $ 4,132
       Index Plus LargeCap                     $40,361
       Index Plus MidCap                       $15,043
       Index Plus SmallCap                     $ 2,762
       Value Opportunity                       $ 1,794
       Balanced                                $ 3,781
       Growth and Income                       $ 4,676
       Strategic Allocation Growth             $   981
       Strategic Allocation Balanced           $   192
       Strategic Allocation Income             $   151
       Bond                                    $ 1,413
       Government                              $   933
       Money Market                                N/A

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

        1.  Redemptions from any ING-advised Fund if you:

            -   Originally paid a front-end sales charge on the shares and
            -   Reinvest the money within 90 days of the redemption date.

        2.  Redemptions from other mutual funds if you:

            -   Originally paid a front-end sales charge on the shares and
            -   Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

        1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, Inc. or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

        2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ALIAC or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

        3. Certain trust companies and bank trust departments investing on behalf of their clients.

        4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

        5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, Inc. (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

        6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, Inc. (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

        7.  Registered investment companies.

        8.  Insurance companies (including separate accounts).

        9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

        10. Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

        - redemptions of shares purchased through reinvestment of dividends or capital gains distributions;

        - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption; and

        -   redemptions of Money Market Class A and Class C shares unless:

            - those shares were purchased through an exchange from another Fund within one year (in the case of Class A and Class C shares) prior to the redemption; and

            - the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

        -   exchanges to other Funds of the same class;

        - redemptions following the death or disability of the shareholder or beneficial owner;

        - redemptions related to distributions from retirement plans or accounts under Internal Revenue Code Section 403(b) after you attain age 70-1/2;

        - tax-free returns of excess contributions from employee benefit plans;

        - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

        - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

        - are limited annually to no more than 12% of the original account value;

        -   are made in equal monthly amounts, not to exceed 1% per month; and

        - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or AIC, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and AIC's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or AIC, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and AIC duty to obtain best execution.

Aeltus (or AIC, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and AIC consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and AIC, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or AIC to benefit the Funds.

Consistent with federal law, Aeltus or AIC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and AIC, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or AIC's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. AIC may also buy or sell the same security at or about the same time for a Fund and another advisory client of AIC, including clients in which affiliates of AIC have an interest. Either Aeltus or AIC, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

For the period November 1, 2002 through May 31, 2002:

FUND                                 COMMISSION
----                                 ----------
Growth                               $  804,614
Small Company                        $2,169,224
Value Opportunity                    $   91,415
Technology                           $   38,378
Balanced                             $  128,710
Growth and Income                    $1,190,879
Index Plus LargeCap                  $  616,286
Index Plus MidCap                    $   33,832
Index Plus SmallCap                  $    2,502
Strategic Allocation Growth          $  196,513
Strategic Allocation Balanced        $  208,557
Strategic Allocation Income          $   78,204

For the period November 1, 2001 through March 31, 2002:

FUND                                 COMMISSION
----                                 ----------
Bond                                    $0
ING Government                          $0
Money Market                            $0

For the following fiscal years:

                                   FOR YEAR ENDED       FOR YEAR ENDED       FOR YEAR ENDED
     FUND NAME                    OCTOBER 31, 2001     OCTOBER 31, 2000     OCTOBER 31, 1999
     ---------                    ----------------     ----------------     ----------------
Growth                               $  796,089           $  805,950           $  462,377
International Growth                 $1,040,275           $1,133,982           $  497,419
Small Company                        $1,317,769           $1,125,703           $  342,043
Value Opportunity                    $   46,103           $   24,041           $   16,153
Technology*                          $   31,542           $   24,168                  N/A
Balanced                             $  179,504           $  155,698           $  106,837
Growth and Income                    $1,727,256           $2,620,251           $1,575,747
Bond                                 $    3,132           $    3,575           $      275

ING Government                       $      284           $      295           $    3,615
Money Market                         $        0           $        0           $        0
Index Plus LargeCap                  $  938,360           $  760,175           $  278,464
Index Plus MidCap                    $   40,785           $   16,000           $   11,440
Index Plus SmallCap                  $   17,767           $   12,082           $    7,225
Strategic Allocation Growth          $  326,348           $  276,951           $  145,421
Strategic Allocation Balanced        $  324,143           $  261,920           $  106,481
Strategic Allocation Income          $  132,676           $   87,840           $   47,787

*Technology commenced operations on March 1, 2000.

    For the period November 1, 2001 to May 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

    FUND                                COMMISSION
    ----                                ----------
    Growth                               $ 40,786
    Small Company                        $  5,475
    Value Opportunity                    $ 22,227
    Technology                           $  2,352
    Balanced                             $ 10,228
    Growth and Income                    $144,205
    Index Plus LargeCap                  $179,550
    Index Plus MidCap                    $      0
    Index Plus SmallCap                  $      0
    Strategic Allocation Growth          $  4,590
    Strategic Allocation Balanced        $  4,757
    Strategic Allocation Income          $  1,706

    For the period November 1, 2001 to March 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

    FUND                    COMMISSION PAID ON TOTAL TRANSACTIONS
    ----                    -------------------------------------
    Bond                                      $0
    ING Government                            $0
    Money Market                              $0

For the fiscal year ended October 31, 2001:

    FUND                                 COMMISSIONS PAID ON TOTAL TRANSACTIONS
    ----                                 --------------------------------------
    Growth                                                $ 49,100
    International Growth                                  $ 44,518
    Small Company                                         $  7,458
    Value Opportunity                                     $  6,963
    Technology                                            $  7,199
    Balanced                                              $ 27,443
    Growth and Income                                     $178,232
    Bond                                                  $      0
    ING Government                                        $      0
    Money Market                                          $      0
    Index Plus LargeCap                                   $264,657
    Index Plus MidCap                                     $    510
    Index Plus SmallCap                                   $      0
    Strategic Allocation Growth                           $ 43,337
    Strategic Allocation Balanced                         $ 32,422
    Strategic Allocation Income                           $ 13,514

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

The Funds, the Investment Adviser, ING Funds Distributor, and AIC have adopted a Code of Ethics governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

Check writing is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-992-0180. All notices with respect to checks must be given to the transfer agent.

Cross Investing

Dividend Investing    You may elect to have dividend and/or capital gains
distributions automatically invested in the same class of one other Fund.

Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

        Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

        Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

        Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

        Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

        Options and Hedging Transactions

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.

Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

        Short Sales Against the Box

If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

        Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

        Sale or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

        Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

        Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

        Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:      P      =  a hypothetical initial payment of $1,000,
            T      =  the average annual total return,
            n      =  the number of years, and
            ERV    =  the ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:  P     =  a hypothetical initial payment of $1,000,
        T     =  the average annual total return (after taxes on distributions),
        n     =  the number of years, and
        ATV(D)=  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability. From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(DR)

Where:   P        =  a hypothetical initial payment of $1,000,
         T        =  the average annual total return (after taxes on
                     distributions),
         n        =  the number of years, and
         ATV(DR)  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Money Market Yield

Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for Money Market for the seven days ended March 31, 2002 were as follows:

                                CLASS A, C AND I      CLASS B
         Yield                        1.32%            0.32%
         Effective Yield              1.32%            0.32%

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                           Yield= 2[(----- + 1)(6) -1]
                                       cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     For the 30-day period ended March 31, 2002:

                                         YIELD (AT POP)
                                         --------------
       FUND             CLASS A      CLASS B      CLASS C      CLASS I
       ----             -------      -------      -------      -------
Bond                     3.67%        3.10%        3.10%        4.11%
ING Government           3.31%        2.73%        2.73%        3.73%

The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be: d = the NAV per share on the last day of the period.

     For the 30-day period ended March 31, 2002:

                  FUND             YIELD (AT NAV) CLASS A
                  ----             ----------------------
         Bond                             3.85%
         ING Government                   3.48%

Dividend Yield

Bond Fund and ING Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income. To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended March 31, 2002 were as follows:

      FUND         CLASS A (NAV)   CLASS A (POP)   CLASS B    CLASS C   CLASS I
      ----         -------------   -------------   -------    -------   -------
Bond                  3.31%           3.15%         2.61%      2.49%     3.61%
ING Government        2.46%           2.35%         1.72%      1.66%     2.66%

A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In March 1999, the Funds introduced Class B shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2001 for Equity Funds, April 30, 2002 for the International Fund, and March

31, 2002 for Fixed Income Funds, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of May 31, 2002:

CLASS I

    FUND NAME                      1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE*
    ---------                      ------    -------   --------   ---------------   ---------------
Balanced                            (4.63)      6.45     8.97              --         01/03/1992
Growth and Income                  (16.03)      1.40     8.59              --         01/03/1992
Growth                             (21.70)      3.34       --           10.20         01/04/1994
Small Company                       (0.84)     11.64       --           15.27         12/10/1996
Value Opportunity                  (16.36)        --       --            6.38         02/02/1998
Technology                         (25.00)        --       --          (34.65)        03/01/2000
Index Plus LargeCap                (14.36)      6.86       --            8.88         12/10/1996
Index Plus MidCap                    3.68         --       --           14.36         02/03/1998
Index Plus SmallCap                  9.04         --       --            6.17         02/03/1998
Strategic Allocation Growth         (7.91)      2.93       --            8.86         01/04/1995
Strategic Allocation Balanced       (4.96)      3.26       --            8.11         01/04/1995
Strategic Allocation Income         (1.48)      4.72       --            8.12         01/04/1995

CLASS A (assuming payment of the front-end sales load):

                                 FUND NAME                             1 YEAR       5 YEARS    SINCE INCEPTION     INCEPTION DATE*
                                 ---------                             ------       -------    ---------------     ---------------
BALANCED
Class A                                                                 (10.30)        4.86          8.44            01/03/1992
Class A (after taxes on distributions)                                  (10.97)        2.25          5.83
Class A (after taxes on distributions and sale of fund shares)           (6.32)        3.08          5.96

GROWTH AND INCOME
Class A                                                                 (21.01)       (0.11)         8.10            01/03/1992
Class A (after taxes on distributions)                                  (21.05)       (3.18)         5.01
Class A (after taxes on distributions and sale of fund shares)          (12.90)        0.63          5.88

GROWTH
Class A                                                                 (26.49)        1.81          8.84            01/04/1994
Class A (after taxes on distributions)                                  (26.49)        0.66          6.27
Class A (after taxes on distributions and sale of fund shares)          (16.27)        1.09          6.65

INDEX PLUS LARGECAP
Class A                                                                 (17.12)        5.91          7.01            12/10/1996
Class A (after taxes on distributions)                                  (17.32)        4.84          5.99
Class A (after taxes on distributions and sale of fund shares)          (10.51)        4.25          5.21

SMALL COMPANY
Class A                                                                  (6.78)        9.98         13.88            01/04/1994
Class A (after taxes on distributions)                                   (6.81)        6.85         10.29
Class A (after taxes on distributions and sale of fund shares)           (4.16)        6.63          9.79

STRATEGIC ALLOCATION GROWTH
Class A                                                                 (13.43)        1.46          2.22            01/04/1995
Class A (after taxes on distributions)                                  (13.87)        0.99         (0.08)
Class A (after taxes on distributions and sale of fund shares)           (8.26)        0.27          0.94

STRATEGIC ALLOCATION BALANCED
Class A                                                                 (10.66)        1.78          6.79            01/04/1995
Class A (after taxes on distributions)                                  (11.37)       (0.30)         5.32

Class A (after taxes on distributions and sale of fund shares)           (6.56)        0.60          5.02

STRATEGIC ALLOCATION INCOME
Class A                                                                  (7.40)        3.20          3.60            01/04/1995
Class A (after taxes on distributions)                                   (8.76)        0.76          1.31
Class A (after taxes on distributions and sale of fund shares)           (4.58)        1.52          1.92

INDEX PLUS MIDCAP
Class A                                                                   0.31           --         13.25            02/03/1998
Class A (after taxes on distributions)                                    0.22           --         10.56
Class A (after taxes on distributions and sale of fund shares)            0.18           --          9.61

INDEX PLUS SMALLCAP
Class A                                                                   5.44           --          5.13            02/03/1998
Class A (after taxes on distributions)                                    5.44           --          5.12
Class A (after taxes on distributions and sale of fund shares)            3.34           --          4.16

VALUE OPPORTUNITY
Class A                                                                 (21.34)          --          4.68            02/02/1998
Class A (after taxes on distributions)                                  (21.34)          --          3.26
Class A (after taxes on distributions and sale of fund shares)          (13.10)          --          3.50

TECHNOLOGY
Class A                                                                 (29.52)          --        (36.49)           03/01/2000
Class A (after taxes on distributions)                                  (29.52)          --        (36.49)
Class A (after taxes on distributions and sale of fund shares)          (18.13)          --        (27.30)

CLASS B (assuming payment of the CDSC):

      FUND NAME                      1 YEAR    SINCE INCEPTION    INCEPTION DATE*
      ---------                      ------    ---------------    ---------------
Balanced                             (10.22)        (0.42)           01/03/1992
Growth and Income                    (21.02)        (8.14)           01/03/1992
Growth                               (26.40)        (9.76)           01/04/1994
Index Plus LargeCap                  (19.46)        (5.16)           12/10/1996
Small Company                         (6.74)        11.79            01/04/1994
STRATEGIC ALLOCATION GROWTH          (13.41)        (1.30)           01/04/1995
STRATEGIC ALLOCATION BALANCED        (10.56)        (0.44)           01/04/1995
STRATEGIC ALLOCATION INCOME           (7.20)         1.67            01/04/1995
Index Plus MidCap                     (2.34)        13.18            02/03/1998
Index Plus SmallCap                   (2.86)         9.83            02/03/1998
Value Opportunity                    (21.35)         2.74           02/020/1998
Technology                           (29.60)       (36.20)           03/01/2000

CLASS C (assuming payment of the CDSC)

      FUND NAME                        1 YEAR    SINCE INCEPTION    INCEPTION DATE*
      ---------                        ------    ---------------    ---------------
Balanced                                (6.47)         1.11            01/03/1992
Growth and Income                      (17.68)        (5.97)           01/03/1992
Growth                                 (23.35)        (4.95)           01/04/1994
Index Plus LargeCap                    (15.65)        (0.45)           12/10/1996
Small Company                           (2.82)         6.63            01/04/1994
STRATEGIC ALLOCATION GROWTH             (9.71)        (2.30)           01/04/1995
STRATEGIC ALLOCATION BALANCED           (6.82)        (1.34)           01/04/1995
STRATEGIC ALLOCATION INCOME             (3.44)         1.28            01/04/1995
Index Plus MidCap                        2.15         12.51            02/03/1998
Index Plus SmallCap                      7.43          4.25            02/03/1998
Value Opportunity                      (18.04)         3.41            02/02/1998
Technology                             (26.44)       (35.26)           03/01/2000

Total Return Quotations as of April 30, 2002:

INTERNATIONAL GROWTH                                               1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE*
                                                                   ------    -------   --------   ---------------   ---------------
Class A                                                            (28.26)    (0.23)       --          3.60           01/03/1992
Class A (after taxes on distributions)                             (28.26)    (3.68)       --          0.50
Class A (after taxes on distributions and sale of fund shares)     (17.35)     0.90        --          2.00
Class B (assuming payment of CDSC)                                 (28.29)       --        --         (7.49)            01/03/92
Class C (assuming payment of CDSC)                                 (25.33)       --        --         (6.75)            01/03/92
Class I                                                            (23.68)     1.35      6.55            --             01/03/92

Total Return Quotations as of March 31, 2002:

CLASS I

    FUND NAME          1 YEAR      5 YEARS       10 YEARS     SINCE INCEPTION     INCEPTION DATE*
    ---------          ------      -------       --------     ---------------     ---------------
Money Market            2.83%        4.94%         4.79%            4.73%           01/03/1992
ING Government          3.86%        6.81%          N/A             5.95%           01/04/1994
Bond                    4.33%        6.53%         6.76%            6.45%           01/03/1992

CLASS A  (assuming payment of the front-end sales load)

                FUND NAME                                           1 YEAR       5 YEARS    SINCE INCEPTION    INCEPTION DATE*
                ---------                                           ------       -------    ---------------    ---------------
MONEY MARKET
Class A                                                               2.85%        4.94%         5.15%           04/15/1994
ING GOVERNMENT
Class A                                                              -1.34%        5.42%         5.36%           04/15/1994
Class A (after taxes on distributions)                               -3.20%        3.38%         3.21%
Class A (after taxes on distributions and sale of fund shares)       -0.78%        3.33%         3.20%
BOND
Class A                                                              -0.78%        5.18%         5.40%           04/15/1994
Class A (after taxes on distributions)                               -2.91%        3.00%         3.16%
Class A (after taxes on distributions and sale of fund shares)       -0.12%        3.09%         3.21%

CLASS B (assuming payment of the CDSC)

      FUND NAME       1 YEAR     5 YEARS     SINCE INCEPTION     INCEPTION DATE*
      ---------       ------     -------     ---------------     ---------------
Money Market          -3.18%       N/A           2.75%             03/01/1999
ING Government        -2.22%       N/A           3.73%             03/01/1999
Bond Fund             -1.51%       N/A           3.75%             03/01/1999

CLASS C (assuming payment of the CDSC)

     FUND NAME        1 YEAR      5 YEARS     SINCE INCEPTION    INCEPTION DATE*
     ---------        ------      -------     ---------------    ---------------
Money Market           1.85%        N/A            4.77%           06/30/1998
ING Government         1.73%        N/A            4.41%           06/30/1998
Bond                   2.36%        N/A            4.45%           06/30/1998

---------
*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended May 31, 2002, March 31, 2002 and October 31, 2001, and the Financial Statements (unaudited) appearing in the company's Semi-Annual Report for the period ended April 30, 2002, are incorporated by reference into this Statement. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                             Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2002

                              ING SERIES FUND, INC.

                                 CLASS O SHARES

This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated therein by reference, and should be read in conjunction with the current Class O Prospectus dated October 1, 2002 for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined herein are used as defined in the Prospectus.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Fund" and collectively, the "Funds"). The Company currently has authorized the following Funds:

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                      ING Government Fund (ING Government)
                   ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)


Currently Class O shares of International Growth, Technology, Bond, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are being offered to the public.

The Funds' Financial Statement and the independent auditors' reports thereon, included in the Annual Reports for the Funds, are incorporated herein by reference. A copy of the Prospectus and the Annual and Semi-Annual Reports are available, without charge, upon request by writing to: ING DIRECT Securities, Inc., P.O. Box 15647, Wilmington, DE 19885-5647 or by calling 1-866-289-3863.

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................      3

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..............      4

INVESTMENT TECHNIQUES AND RISK FACTORS.......................      8

DIRECTORS AND OFFICERS.......................................     23

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................     32

INVESTMENT ADVISORY AGREEMENTS...............................     45

EXPENSE LIMITATION AGREEMENTS................................     49

SUB-ADVISORY AGREEMENTS......................................     50

ADMINISTRATIVE SERVICES AGREEMENT............................     53

CUSTODIAN....................................................     54

TRANSFER AGENT...............................................     55

INDEPENDENT AUDITORS.........................................     55

PRINCIPAL UNDERWRITER........................................     55

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..........     56

PURCHASE AND REDEMPTION OF SHARES............................     57

BROKERAGE ALLOCATION AND TRADING POLICIES....................     58

CODE OF ETHICS...............................................     59

SHAREHOLDER ACCOUNTS AND SERVICES............................     59

NET ASSET VALUE..............................................     61

TAX CONSIDERATIONS...........................................     61

CALCULATION OF PERFORMANCE DATA..............................     67

PERFORMANCE COMPARISONS......................................     70

FINANCIAL STATEMENTS.........................................     71

                        HISTORY OF ING SERIES FUND, INC.

ING Series Fund, Inc. ("Series Fund" or "the Company") is a Maryland Corporation registered as an open-end management investment company. Series Fund was organized in June 1991 and currently consists of the following separately managed, diversified series (individually, a "Fund" and collectively, the "Funds").

On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc. and the name of each Fund was changed as follows:

OLD NAME                                NEW NAME
--------                                --------
Aetna Growth Fund                       ING Growth Fund
Aetna International Fund                ING International Growth Fund
Aetna Small Company Fund                ING Small Company Fund
Aetna Value Opportunity Fund            ING Value Opportunity Fund
Aetna Technology Fund                   ING Technology Fund
Aetna Balanced Fund                     ING Balanced Fund
Aetna Growth and Income Fund            ING Growth and Income Fund
Aetna Bond Fund                         ING Bond Fund
Aetna Government Fund                   ING Government Fund
Aetna Money Market Fund                 ING Aeltus Money Market Fund
Aetna Index Plus LargeCap Fund          ING Index Plus LargeCap Fund
Aetna Index Plus MidCap Fund            ING Index Plus MidCap Fund
Aetna Index Plus SmallCap Fund          ING Index Plus SmallCap Fund
Aetna Ascent Fund                       ING Strategic Allocation Growth Fund
Aetna Crossroads Fund                   ING Strategic Allocation Balanced Fund
Aetna Legacy Fund                       ING Strategic Allocation Income Fund

Effective October 1, 2002, certain funds names were changed as follows:

OLD NAME                                NEW NAME
--------                                --------
ING Ascent Fund                         ING Strategic Allocation Growth Fund
ING Crossroads Fund                     ING Strategic Allocation Balanced Fund
ING Legacy Fund                         ING Strategic Allocation Income Fund

Incorporation    The Company was incorporated under the laws of Maryland on June
17, 1991.

Series and Classes    The Company currently offers multiple series, not all of
which are offered through this Statement and the corresponding Prospectus. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes. Class O shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock    Fund shares are fully paid and nonassessable when issued. Class
O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights    Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings    The Company is not required, and does not intend, to
hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940
Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification    The Company is an open-end management investment
company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectus;

(2) except for International Growth and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology Fund; or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology Fund, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap Funds) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality.

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology industry sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The ING Government Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy

The Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Index (S&P 500 Index). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts    Each Fund may enter into futures contracts and options
thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options    Each Fund may purchase and write (sell) call options and
put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments, Aeltus or AIC, in the case of Technology.

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believe that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options    The Funds may engage in
transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies    Each Fund may write and purchase calls on
foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts    CFTC
regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts    Each Fund may enter into forward contracts for
foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or AIC, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions    Each Fund may enter into interest rate swaps, currency
swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectus. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, ING Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the

Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation   A Fund's ability to hedge effectively all or a
portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market   Prior to exercise or expiration, a
futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements   Investments in futures contracts on
fixed income securities and related indices involve the risk that if Aeltus' (or AIC's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits   Each contract market on which futures and option
contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk   With some derivatives, whether used for hedging or
speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar and Yankee Dollar Instruments

Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by ING Investments or Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Instruments

All Funds, except International Growth, Technology, ING Government Fund and Money Market, may invest in high-yield instruments, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
      (c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seeks to identify situations in which ING investments or Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes   High-yield bonds are more
sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations   High-yield bonds present risks based on payment
expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risk   Some issuers of high-yield bonds may be traded
among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Rating   The credit ratings assigned to high-yield bonds
may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities   Each Fund may invest in zero coupon
securities and all Funds (except Money Market Fund) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Short-Term Investments

The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except ING Government Fund and Money Market Fund) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds except ING Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except ING Government Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

All Funds other than Bond Fund, ING Government Fund and Money Market Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover

During 2001 the Technology Fund's turnover rate increased to 175% from the 124% level reached in the prior year, due primarily to the build up in the Fund's cash position to nearly 30% (from under 10% in early January) during the first quarter. This cash was subsequently reinvested as market conditions improved. The portfolio turnover rate for the ING Government Fund was higher in 2001 than in 2000 primarily due to significant growth in the Fund's assets during the year and an unprecedented level of market volatility in 2001. Separately, some of ING Government Fund's mortgage holdings are rolled every month creating both a buy and a sell without changing the underlying exposure for the Fund (artificially inflating portfolio turnover).

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director of the Funds.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                      TERM OF                                     IN FUND
                        POSITION(S)  OFFICE AND                                    COMPLEX
                         HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS AND AGE     FUND      TIME SERVED(1)    DURING THE PAST 5 YEARS    BY DIRECTOR             DIRECTOR
---------------------     ----      --------------    -----------------------    -----------             --------
INDEPENDENT DIRECTORS

ALBERT E. DEPRINCE,     Director     June, 1998      Director, Business and             50               None
JR.                                  to present      Economic Research Center
 7337 E. Doubletree                                  (1999 to present) and
Ranch Road                                           Professor of Economics and
Scottsdale, Arizona                                  Finance, Middle Tennessee
85258                                                State University (1991 to
Age 61                                               present).

MARIA T. FIGHETTI       Director     April, 1994     Associate Commissioner,            50               None
7337 E. Doubletree                   to present      Contract Management --
Ranch Road                                           Health Services for New York
Scottsdale, Arizona                                  City Department of Mental
85258                                                Health, Mental Retardation
Age 58                                               and Alcohol Services (1996 to
                                                     present).

DAVID L. GROVE          Director     June, 1991      Private Investor and               50               None
7337 E. Doubletree                   to present      Economic/Financial Consultant
Ranch Road                                           (December 1985 to present).
Scottsdale, Arizona
85258
Age 84

SIDNEY KOCH             Director     April, 1994     Financial Adviser and              50               None
7337 E. Doubletree                   to present      Self-Employed (January 1993
Ranch Road                                           to present).
Scottsdale, Arizona
85258
Age 67

CORINE T. NORGAARD      Director     June, 1991      Dean, Barney School of             50               None
7337 E. Doubletree                   to present      Business, University of
Ranch Road                                           Hartford (August 1996 to
Scottsdale, Arizona                                  present).
85258
Age 65

EDWARD T. O'DELL        Director     June, 2002      Formerly, Partner/Chairman of      50               None
7337 E. Doubletree                   to present      Financial Service Group,
Ranch Road                                           Goodwin Proctor LLP (January
Scottsdale, Arizona                                  1970 to September 2000);
85258                                                Chairman, Committee I -
Age 66                                               International Bar
                                                     Association (1995 to
                                                     1999).


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                      TERM OF                                     IN FUND
                        POSITION(S)  OFFICE AND                                    COMPLEX
                         HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS AND AGE     FUND      TIME SERVED(1)    DURING THE PAST 5 YEARS    BY DIRECTOR             DIRECTOR
---------------------     ----      --------------    -----------------------    -----------             --------
DIRECTORS WHO ARE
"INTERESTED PERSONS"

J. SCOTT FOX(2)         Director    December,        Chief Executive Officer (July      50           Mr. Fox is a Director of IPC
Aeltus Investment                   1997 to          2001 to present), President                     Financial Network, Inc.
Management, Inc.                    present          (April 2001 to present),                        (January 2001 to present)
10 State House Square                                Director and Chief Operating
Hartford, Connecticut                                Officer (April 1996 to
                                                     present), Aeltus Investment
Age:  47                                             Management, Inc. Executive
                                                     Vice President (April 2001 to
                                                     present), Director and Chief
                                                     Operating Officer (February
                                                     1995 to present), Aeltus
                                                     Capital Inc. Formerly, Chief
                                                     Financial Officer (April 1996
                                                     to July 2001) and Managing
                                                     Director (April 1996 to April
                                                     2001), Aeltus Investment
                                                     Management, Inc.; Chief
                                                     Financial Officer and
                                                     Managing Director (February
                                                     1995 to April 2001), Aeltus
                                                     Capital, Inc; Senior Vice
                                                     President - Operations, Aetna
                                                     Life Insurance and Annuity
                                                     Company (March 1997 to
                                                     December 1997).

THOMAS J.               Director      April, 2002   Chief Executive Officer, ING       154     Mr. McInerney serves as a
MCINERNEY(3)                          to present    U.S. Financial Services                    Director/Trustee of Aeltus
ING Worksite                                        (September 2001 to present);               Investment Management, Inc.
Financial Services                                  General Manager and Chief                  (1997 to present); each of the
7337 E. Doubletree                                  Executive Officer, ING U.S.                former Aetna Funds (April 2002
Ranch Rd.                                           Worksite Financial Services                to present); each of the ING
Scottsdale, Arizona                                 (December 2000 to present);                Funds; the Ameribest Life
85258                                               Member, ING Americas                       Insurance Co. (2001 to
Age:  46                                            Executive Committee (2001 to               present); Equitable Life
                                                    present); President, Chief                 Insurance Co. (2001 to
                                                    Executive Officer and                      present); First Columbine Life
                                                    Director of Northern Life                  Insurance Co. (2001 to
                                                    Insurance Company (2001 to                 present); Golden American Life
                                                    present), ING Aeltus Holding               Insurance Co. (2001 to
                                                    Company, Inc. (2000 to                     present); Life Insurance
                                                    present), ING Retail Holding               Company of Georgia (2001 to
                                                    Company (2000 to present),                 present); Midwestern United
                                                    ING Life Insurance and                     Life Insurance Co. (2001 to
                                                    Annuity Company (1997 to                   present); ReliaStar Life
                                                    present) and ING Retirement                Insurance Co. (2001 to
                                                    Holdings, Inc. (1997 to                    present); Security Life of
                                                    present).  Formerly, General               Denver (2001 to present);
                                                    Manager and Chief Executive                Security Connecticut Life
                                                    Officer, ING Worksite                      Insurance Co. (2001 to
                                                    Division (December 2000 to                 present); Southland Life
                                                    October 2001), President,                  Insurance Co. (2001 to
                                                    ING-SCI, Inc. (August 1997 to              present); USG Annuity and Life
                                                    December 2000); President,                 Company (2001 to present); and
                                                    Aetna Financial Services                   United Life and Annuity
                                                    (August 1997 to December                   Insurance Co. Inc (March 2001
                                                    2000); Head of National                    to present), and a Trustee of
                                                    Accounts, Core Sales and                   the GCG Trust (February 2002
                                                    Marketing, Aetna U.S.                      to present).  Mr. McInerney is
                                                    Healthcare (April 1996 to                  a member of the
                                                    March

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                      TERM OF                                     IN FUND
                        POSITION(S)  OFFICE AND                                    COMPLEX
                         HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS AND AGE     FUND      TIME SERVED(1)    DURING THE PAST 5 YEARS    BY DIRECTOR             DIRECTOR
---------------------     ----      --------------    -----------------------    -----------             --------
                                                    1997); Head of                             Board of the National Commission on
                                                    Corporate Strategies, Aetna                Retirement Policy; the
                                                    Inc. (July 1995 to April                   Governor's Council on Economic
                                                    1996) and has held a variety               Competitiveness and Technology
                                                    of line and corporate staff                of Connecticut; the Board of
                                                    positions since 1978.                      Directors of the Connecticut
                                                                                               Business and Industry
                                                                                               Association; the Board of
                                                                                               Trustees of the Bushnell; the
                                                                                               Board for the Connecticut
                                                                                               Forum; and the Board of the
                                                                                               Metro Hartford Chamber of
                                                                                               Commerce; and is Chairman of
                                                                                               Concerned Citizens for
                                                                                               Effective Government

      (1) Directors/Trustees serve until their successors are duly elected and qualified.

      (2) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

      (3) Mr. McInerney is an "Interested Person", as defined by the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

OFFICERS

Information about the ING Funds' officers is set forth in the table below:

                          POSITIONS HELD WITH   TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            FUND                   SERVICE(1)                              FIVE YEARS(2)
---------------------            ----                   ----------                              -------------
JAMES M. HENNESSY         President, Chief       March 2002 to present              President and Chief Executive Officer
7337 E. Doubletree Ranch  Executive Officer,                                        of ING Capital Corporation, LLC, ING
Rd.                       and Chief Operating                                       Funds Services, LLC, ING Advisors,
Scottsdale, Arizona       Officer                                                   Inc., ING Investments, LLC, Lexington
85258                                                                               Funds Distributor, Inc., Express
Age:  53                                                                            America T.C. Inc. and EAMC Liquidation
                                                                                    Corp. (since December 2001); Executive
                                                                                    Vice President and Chief Operating
                                                                                    Officer of ING Quantitative Management,
                                                                                    Inc. (October 2001 to present) and ING
                                                                                    Funds Distributor, Inc. (June 2000 to
                                                                                    present).  Formerly, Senior Executive
                                                                                    Vice President (June 2000 to December
                                                                                    2000) and Secretary (April 1995 to
                                                                                    December 2000) of ING Capital
                                                                                    Corporation, LLC, ING Funds Services,
                                                                                    LLC, ING Investments, LLC, ING
                                                                                    Advisors, Inc., Express America T.C.
                                                                                    Inc., and EAMC Liquidation Corp.; and
                                                                                    Executive Vice President, ING Capital
                                                                                    Corporation, LLC and its affiliates
                                                                                    (May 1998 to June 2000) and Senior Vice
                                                                                    President, ING Capital Corporation, LLC
                                                                                    and its affiliates (April 1995 to April
                                                                                    1998).

STANLEY D. VYNER          Executive Vice       March 2002 to present                Executive Vice President of ING
7337 E. Doubletree        President                                                 Advisors, Inc. and ING Investments, LLC
Ranch Rd.                                                                           (July 2000 to present) and Chief
Scottsdale, Arizona                                                                 Investment Officer of the International
85258                                                                               Portfolios, ING Investments, LLC (July
Age:  52                                                                            1996 to present).  Formerly, President
                                                                                    and Chief Executive Officer of ING
                                                                                    Investments, LLC (August 1996 to August
                                                                                    2000).

MARY LISANTI              Executive Vice       March 2002 to present                Executive Vice President of ING
7337 E. Doubletree        President                                                 Investments, LLC and ING Advisors, Inc.
Ranch Rd.                                                                           (November 1999 to present) and of ING
Scottsdale, Arizona                                                                 Quantitative Management, Inc. (July
85258                                                                               2000 to present); Chief Investment
Age:  45                                                                            Officer of the Domestic Equity
                                                                                    Portfolios, ING Investments, LLC (1999
                                                                                    to present).  Formerly, Executive Vice
                                                                                    President and Chief Investment Officer
                                                                                    for the Domestic Equity Portfolios of
                                                                                    Northstar Investment Management
                                                                                    Corporation, whose name changed to
                                                                                    Pilgrim Advisors, Inc. and subsequently
                                                                                    became part of ING Investments, LLC
                                                                                    (May 1998 to October 1999); Portfolio
                                                                                    Manager with Strong Capital Management
                                                                                    (May 1996 to 1998); a Managing Director
                                                                                    and Head of Small- and
                                                                                    Mid-Capitalization Equity Strategies at
                                                                                    Bankers Trust Corp. (1993 to 1996).

                          POSITIONS HELD WITH   TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            FUND                   SERVICE(1)                              FIVE YEARS(2)
---------------------            ----                   ----------                              -------------
MICHAEL J. ROLAND           Executive Vice         March 2002 to present            Executive Vice President, Chief
7337 E. Doubletree Ranch    President,                                              Financial Officer and Treasurer of ING
Rd.                         Assistant Secretary                                     Funds Services, LLC, ING Funds
Scottsdale, Arizona         and Principal                                           Distributor, Inc., ING Advisors, Inc.,
85258                       Financial Officer                                       ING Investments, LLC, ING Quantitative
Age:  44                                                                            Management, Inc., Lexington Funds
                                                                                    Distributor, Inc., Express America T.C.
                                                                                    Inc. and EAMC Liquidation Corp.
                                                                                    (December 2001 to present).  Formerly,
                                                                                    Senior Vice President, ING Funds
                                                                                    Services, LLC, ING Investments, LLC,
                                                                                    and ING Funds Distributor, Inc. (June
                                                                                    1998 to December 2001) and Chief
                                                                                    Financial Officer of Endeavor Group
                                                                                    (April 1997 to June 1998).

RALPH G. NORTON III         Senior Vice           March 2002 to present             Senior Vice President of ING Investment
7337 E. Doubletree Ranch    President                                               Advisors, Inc. and ING Investments, LLC
Rd.                                                                                 (October 2001 to present) and Chief
Scottsdale, Arizona                                                                 Investment Officer of the Fixed Income
85258                                                                               Portfolios, ING Investments, LLC
Age: 42                                                                             (October 2001 to present).  Formerly,
                                                                                    Senior Market Strategist, Aeltus
                                                                                    Investment Management, Inc. (January
                                                                                    2001 to August 2001) and Chief
                                                                                    Investment Officer, ING Investments,
                                                                                    LLC  (1990 to January 2001).

ROBERT S. NAKA              Senior Vice          March 2002 to present              Senior Vice President and Assistant
7337 E. Doubletree Ranch    President and                                           Secretary of ING Funds Services, LLC,
Rd.                         Assistant Secretary                                     ING Funds Distributor, Inc., ING
Scottsdale, Arizona                                                                 Advisors, Inc., ING Investments, LLC,
85258                                                                               ING Quantitative Management, Inc.
Age:  39                                                                            (October 2001 to present) and Lexington
                                                                                    Funds Distributor, Inc. (December
                                                                                    2001 to present).  Formerly, Vice
                                                                                    President, ING Investments, LLC (April
                                                                                    1997 to October 1999), ING Funds
                                                                                    Services, LLC (February 1997 to August
                                                                                    1999) and Assistant Vice President, ING
                                                                                    Funds Services, LLC (August 1995 to
                                                                                    February 1997).

ROBYN L. ICHILOV          Vice President and   March 2002 to present                Vice President of ING Funds Services,
7337 E. Doubletree Ranch  Treasurer                                                 LLC (since October 2001) and ING
Rd.                                                                                 Investments, LLC (August 1997 to
Scottsdale, Arizona                                                                 present); Accounting Manager, ING
85258                                                                               Investments, LLC (November 1995 to
Age:  34                                                                            present).

KIMBERLY A. ANDERSON      Vice President and   March 2002 to present                Vice President for ING Quantitative
7337 E. Doubletree Ranch  Secretary                                                 Management, Inc. (October 2001 to
Rd.                                                                                 present); Vice President and Assistant
Scottsdale, Arizona                                                                 Secretary of ING Funds Services, LLC,
85258                                                                               ING Funds Distributor, Inc., ING
Age:  38                                                                            Advisors, Inc., ING Investments, LLC
                                                                                    (October 2001 to present) and Lexington
                                                                                    Funds Distributor, Inc. (December
                                                                                    2001 to present).  Formerly, Assistant
                                                                                    Vice President of ING Funds Services,
                                                                                    LLC (November 1999 to January 2001) and
                                                                                    has held various other positions with
                                                                                    ING Funds Services, LLC for more than
                                                                                    the last five years.

                          POSITIONS HELD WITH   TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            FUND                   SERVICE(1)                              FIVE YEARS(2)
---------------------            ----                   ----------                              -------------
LOURDES R. BERNAL           Vice President        April 2002 to present             Vice President of ING Investments, LLC
7337 E. Doubletree Ranch                                                            (January 2002 to present).  Prior to
Rd.                                                                                 joining ING Investments, LLC in 2002,
Scottsdale, Arizona 85258                                                           Ms. Bernal was a Senior Manager in the
Age:  32                                                                            Investment Management Practice,
                                                                                    PricewaterhouseCoopers LLP (July 2000
                                                                                    to December 2001); Manager,
                                                                                    PricewaterhouseCoopers LLP (July 1998
                                                                                    to July 2000); Manager, Coopers &
                                                                                    Lybrand LLP (July 1996 to June 1998);
                                                                                    Senior Associate, Coopers & Lybrand LLP
                                                                                    (July 1992 to June 1996); and
                                                                                    Associate, Coopers & Lybrand LLP
                                                                                    (August 1990 to June 1992).

TODD MODIC                  Assistant Vice        April  2002 to present            Director of Financial Reporting of ING
7337 E. Doubletree Ranch    President                                               Investments, LLC (March 2001 to
Rd.                                                                                 present).  Formerly, Director of
Scottsdale, Arizona 85258                                                           Financial Reporting, Axient
Age:  34                                                                            Communications, Inc. (May 2000 to
                                                                                    January 2001) and Director of Finance,
                                                                                    Rural/Metro Corporation (March 1995 to
                                                                                    May 2000).

MARIA M. ANDERSON           Assistant Vice        April 2002 to present             Assistant Vice President of ING Funds
7337 E. Doubletree Ranch    President                                               Services, LLC (October 2001 to
Rd.                                                                                 present).  Formerly, Manager of Fund
Scottsdale, Arizona 85258                                                           Accounting and Fund Compliance, ING
Age: 43                                                                             Investments, LLC (September 1999 to
                                                                                    November 2001); Section Manager of Fund
                                                                                    Accounting, Stein Roe Mutual Funds
                                                                                    (July 1998 to August 1999); and
                                                                                    Financial Reporting Analyst, Stein Roe
                                                                                    Mutual Funds (August 1997 to July 1998).

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified

(2) The following documents the evolution of the name of each corporate entity referenced in the above biographies:


ING Investments, LLC (March 2002 -- name changed from ING Pilgrim Investments,
LLC)

      ING Mutual Funds Management Co., LLC (April 2001 -- merged into ING Pilgrim Investments, LLC)

      ING Pilgrim Investments, Inc. (February 2001 -- merged into ING Pilgrim Investments, LLC)

      ING Pilgrim Investments, LLC (February 2001 -- formed)

      ING Pilgrim Investments, Inc. (September 2000 -- name changed from Pilgrim Investments, Inc.)

      Pilgrim Advisors, Inc.** (April 2000 -- merged into Pilgrim Investments, Inc.)

      Pilgrim Investments, Inc. (October 1998 -- name changed from Pilgrim America Investments, Inc.)

      Pilgrim America Investments, Inc. (April 1995 -- name changed from Newco Advisory Corporation)

      Newco Advisory Corporation (December 1994 -- incorporated)

      **Pilgrim Advisors, Inc. (November 1999 -- name changed from Northstar Investment Management Corporation)

ING Funds Services, LLC (March 2002 -- name changed from ING Pilgrim Group,
LLC)

      ING Pilgrim Group, Inc. (February 2001 -- merged into Pilgrim Group LLC)

      ING Pilgrim Group, LLC (February 2001 -- formed)

      ING Pilgrim Group, Inc. (September 2000 -- name changed from Pilgrim Group, Inc.)

      Lexington Global Asset Managers, Inc. (July 2000 -- merged into Pilgrim Group, Inc.)

      Northstar Administrators, Inc. (November 1999 -- merged into Pilgrim Group, Inc.)

      Pilgrim Group, Inc. (October 1998 -- name changed from Pilgrim American Group, Inc.)

      Pilgrim America Group, Inc. (April 1995 -- name changed from Newco Holdings Management Corporation)

      Newco Holdings Management Corporation (December 1994 -- incorporated)

ING Funds Distributor, Inc. (March 2002 -- name changed from ING Pilgrim Securities, Inc.)


      ING Pilgrim Securities, Inc. (September 2000 -- name changed from Pilgrim Securities, Inc.)

      Northstar Distributors Inc. (November 1999 -- merged into Pilgrim Securities, Inc.)

      Pilgrim Securities, Inc. (October 1998 -- name changed from Pilgrim America Securities, Inc.)

      Pilgrim America Securities, Inc. (April 1995 -- name changed from Newco Distributors Corporation)

      Newco Distributors Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 -- name changed from ING Pilgrim Capital Corporation, LLC)

      ING Pilgrim Capital Corporation (February 2001 -- merged into ING Pilgrim Capital Corporation, LLC)

      ING Pilgrim Capital Corporation, LLC (February 2001 -- formed)

      ING Pilgrim Capital Corporation (September 2000 -- name changed from Pilgrim Capital Corporation)

      Pilgrim Capital Corporation (February 2000 -- name changed from Pilgrim Holdings Corporation)

      Pilgrim Holdings Corporation (October 1999 -- name changed from Northstar Holdings, Inc.)

      Northstar Holdings, Inc. (October 1999 -- merged into Pilgrim Capital Corporation)

      Pilgrim Capital Corporation (June 1999 -- name changed from Pilgrim America Capital Corporation)

      Pilgrim Capital Corporation (June 1999 -- merged into Pilgrim America Capital Corporation)

      Pilgrim America Capital Corporation (April 1997 -- incorporated)

ING Advisors, Inc. (March 2002 -- name changed from ING Pilgrim
Advisors, Inc.)

      ING Pilgrim Advisors, Inc. (March 2001 -- name changed from ING Lexington Management Corporation)

      ING Lexington Management Corporation (October 2000 name changed from Lexington Management Corporation)

      Lexington Management Corporation (December 1996 -- incorporated)

ING Quantitative Management, Inc. (March 2002 -- name changed from ING Pilgrim Quantitative Management, Inc.)

      ING Pilgrim Quantitative Management, Inc. (March 2001 - - name changed from Market Systems Research Advisors)

      Market Systems Research Advisors, Inc. (November 1986 - - incorporated)


BOARD OF DIRECTORS

The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. O'Dell (collectively the "Independent Directors"). Ms. Fighetti serves as Chairman of the Committee. The Audit Committee held two (2) meetings during the last calendar year ended December 31, 2001.

The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds3 and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of the Independent Directors. Dr. DePrince serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held five (5) meetings during the last calendar year ended December 31, 2001.

The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Dr. Grove serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholder. No Nominating Committee meetings were held during the last calendar year ended December 31, 2001.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

 NAME OF DIRECTOR                                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2001

                                                                                      INDEX         INDEX       INDEX
                                                          SMALL                        PLUS          PLUS        PLUS        MONEY
                                            GROWTH       COMPANY     TECHNOLOGY      LARGE CAP     MID CAP     SMALL CAP     MARKET
                                             FUND          FUND         FUND           FUND          FUND        FUND         FUND
                                             ----          ----         ----           ----          ----        ----         ----
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.                        None        None         None        $10,001-      $10,001-     $10,001-    $10,001-
                                                                                    $50,0000      $50,000      $50,000      $50,000
Maria T. Fighetti                              None        None         None          None          None        None         None
David L. Grove                                 None        None         None          None          None        None         None
Sidney Koch                                    None        None        $10,001-       None          None        None         None
                                                                       $50,000
Corine T. Norgaard                             None        None         None          None          None        None         None
Richard G. Scheide                             None        None         None          None          None        None         None
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox                                   over        over        $10,001-       $1 -          None        None         None
                                             $100,000    $100,000      $50,000      $10,000
John G. Turner                                 None        None         None          None          None        None         None

                                          AGGREGATE DOLLAR RANGE OF
                                           EQUITY SECURITIES IN ALL
                                            REGISTERED INVESTMENT
                                            COMPANIES OVERSEEN BY
                                            DIRECTOR IN FAMILY OF
                                             INVESTMENT COMPANIES
                                             --------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                        over $100,000
Maria T. Fighetti                                 None
David L. Grove                                    None
Sidney Koch                                      $10,001-
                                                 $50,000
Corine T. Norgaard                             over $100,000
Richard G. Scheide
DIRECTORS WHO ARE "INTERESTED PERSONS"
J. Scott Fox                                   over $100,000

John G. Turner                                    None

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
                            AND RELATIONSHIP                    TITLE         VALUE OF        PERCENTAGE
NAME OF DIRECTOR               TO DIRECTOR       COMPANY       OF CLASS      SECURITIES        OF CLASS
----------------               -----------       -------       --------      ----------        --------
Albert E. DePrince, Jr.            N/A             N/A            N/A            $0               N/A
Maria T. Fighetti                  N/A             N/A            N/A            $0               N/A
David L. Grove                     N/A             N/A            N/A            $0               N/A
Sidney Koch                        N/A             N/A            N/A            $0               N/A
Corine T. Norgaard                 N/A             N/A            N/A            $0               N/A
Richard G. Scheide                 N/A             N/A            N/A            $0               N/A

COMPENSATION OF  DIRECTORS

During the year ended October 31, 2001, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2001 , the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                      PENSION OR               TOTAL
                                                                      RETIREMENT           COMPENSATION
                                                AGGREGATE          BENEFITS ACCRUED      FROM THE COMPANY
             NAME OF PERSON                 COMPENSATION FROM         AS PART OF         AND FUND COMPLEX
                POSITION                       THE COMPANY          FUND EXPENSES        PAID TO DIRECTORS
                --------                       -----------          -------------        -----------------
        Albert E. DePrince, Jr.*                 $18,220                 N/A                   $102,000
 Director, Chairman Contract Committee
           Maria T. Fighetti*                     17,011                 N/A                    95,230
  Director, Chairman Audit Committee**
            David L. Grove*                       16,798                 N/A                    94,041
                Director
              SIDNEY KOCH                         16,873                 N/A                    94,459
               DIRECTOR
            Corine Norgaard                       16,434                 N/A                    92,000
Director, Chairman Nominating Committee
         Richard G. Scheide ***                   17,107                 N/A                    95,770
                Director

*        During the year ended October 31, 2001, Ms. Fighetti, Dr. Grove and Dr.
         DePrince deferred $24,000, $94,041 and $48,300, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Funds was deferred.

** Ms. Fighetti replaced Mr. Scheide as Chairman of the Audit Committee as of April 2001

***      Mr. Scheide retired as Director effective May 31, 2002.

Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans the amount paid to Dr. Grove was $846,641.12 on March 14, 2002.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of September 3, 2002:


                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Stragegic Allocation Growth Fund         ING NATIONAL TRUST                    Class A                93.42%         46.27%
(formerly Ascent)                            ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

ING Stragegic Allocation Growth Fund         ING LIFE INSURANCE AND ANNUITY CO     Class I                72.47%         34.54%
(formerly Ascent)                            CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

ING Balanced Fund                            ING NATIONAL TRUST                    Class A                78.02%         32.61%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06155-0001

ING Stragegic Allocation Balanced Fund       ING NATIONAL TRUST                    Class A                93.53%         49.45%
(formerly Crossroads)                        ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Stragegic Allocation Balanced Fund       ING LIFE INSURANCE AND ANNUITY CO     Class I                70.41%         32.80%
(formerly Crossroads)                        CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

ING Growth and Income                        MAC & CO AEOF1956432                  Class I                68.72%         54.72%
                                             MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

ING Growth Fund                              ING NATIONAL TRUST                    Class A                77.11%         30.38%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Growth Fund                              MAC & CO AEOF1956432                  Class I                68.36%         39.68%
                                             MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS DEPT
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

ING Index Plus LargeCap Fund                 ING NATIONAL TRUST                    Class A                76.31%         36.77%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Index Plus MidCap Fund                   ING NATIONAL TRUST                    Class A                54.39%         34.26%
                                             151 FARMINGTON AVE                    Shareholder
                                             CENTRAL VALUATION UNIT-TN41
                                             HARTFORD CT  06101-5900

ING Index Plus SmallCap Fund                 ING NATIONAL TRUST                    Class A                53.62%         34.50%
                                             151 FARMINGTON AVE                    Shareholder
                                             CENTRAL VALUATION UNIT-TN41
                                             HARTFORD CT  06101-5900

ING Strategic Allocation Income Fund         ING NATIONAL TRUST                    Class A                92.98%         53.39%
(formerly Legacy)                            ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Value Opportunity Fund                   ING NATIONAL TRUST                    Class A                85.54%         70.13%
                                             151 FARMINGTON AVE                    Shareholder
                                             CENTRAL VALUATION UNIT-TN41
                                             HARTFORD CT  06101-5900

ING Bond Fund                                ING NATIONAL TRUST                    Class A                79.29%         48.30%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06155-0001

ING Government Fund                          ING NATIONAL TRUST                    Class A                68.54%         45.89%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING International Growth Fund                ING NATIONAL TRUST                    Class A                76.38%         47.76%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Technology Fund                          ING NATIONAL TRUST                    Class A                70.78%         56.16%
                                             AFS CENTRAL VALUATION UNIT            Shareholder
                                             ATTN GORDON ELROD TN41
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

As September 3, 2002, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Stragegic Allocation Growth Fund         STATE STREET BK & TR CO CUST          Class B                 9.82%           .03%
(formerly Ascent)                            FBO MARGARET R SMITH                  Beneficial Owner
                                             CONVERSION ROTH IRA
                                             6240 TAYLOR
                                             GROVES TX  77619-5678

                                             STATE STREET BK & TR CO CUST          Class B                53.93%           .18%
                                             FBO EDWARD H NEIMAN                   Beneficial Owner
                                             IRA
                                             4903 N ARIZONA RD
                                             APACHE JUNCTION AZ  85219-9420

                                             NFSC FEBO # 0LJ-004022                Class B                10.56%           .04%
                                             NFS/FMTC IRA                          Beneficial Owner
                                             FBO S DANIEL PONCE
                                             C/O WALLACE BAUMAN
                                             1200 BRICKELL AVE STE 1720
                                             MIAMI FL  33131-3257

ING Stragegic Allocation Growth Fund         DONALDSON LUFKIN JENRETTE             Class C                11.05%          0.27%
(formerly Ascent)                            SECURITIES CORPORATION INC            Shareholder
                                             P. O. BOX 2052
                                             JERSEY CITY NJ  07303-2052

ING Stragegic Allocation Growth Fund         MAC & CO AEOF1956432                  Class I                16.67%          7.94%
(formerly Ascent)                            MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS DEPT
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             ING NATIONAL TRUST                    Class I                 9.92%          4.73%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

ING Balanced Fund                            FIRST CLEARING CORPORATION            Class B                 5.19%          0.09%
                                             A/C 1297-3087                         Beneficial Owner
                                             THOMAS BAKER, IRA
                                             FCC AS CUSTODIAN
                                             13587 CLAY PLACE
                                             BROOMFIELD CO  80020-5147

ING Balanced Fund                            DONALDSON LUFKIN JENRETTE             Class C                 5.39%           .10%
                                             SECURITIES CORPORATION INC            Shareholder
                                             P. O. BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             DONALDSON LUFKIN JENRETTE             Class C                 6.06%           .11%
                                             SECURITIES CORPORATION INC            Shareholder
                                             P. O. BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Balanced Fund                            MAC & CO AEOF 1956432                 Class I                19.71%         10.80%
                                             MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             ING LIFE INSURANCE AND ANNUITY CO     Class I                19.32%         10.58%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                26.07%         14.28%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

ING Stragegic Allocation Balanced Fund       PAINEWEBBER FOR THE BENEFIT OF        Class B                26.50%           .10%
(formerly Crossroads)                        PAINEWEBBER CDN FBO                   Beneficial Owner
                                             GREGORY A MILLERSCHONE
                                             P.O. BOX 3321
                                             WEEHAWKEN NJ  07086-8154

                                             PAINEWEBBER FOR THE BENEFIT OF        Class B                 5.21%           .02%
                                             PAINEWEBBER CDN FBO                   Beneficial Owner
                                             JACK D SIMMONS
                                             P.O. BOX 3321
                                             WEEHAWKEN NJ  07086-8154

                                             NFSC FEBO # C6B-207993                Class B                11.73%           .04%
                                             NFSC/FMTC IRA                         Beneficial Owner
                                             FBO SUZANNE M CALLEN
                                             51 MEADOWBROOK RD
                                             CHATHAM NJ  07928-2028

ING Stragegic Allocation Balanced Fund       NFSC FEBO # C6B-210684                Class B                10.76%           .04%
(formerly Crossroads)                        NFSC/FMTC IRA                         Beneficial Owner
                                             FBO ELIZABETH D LIGHTON
                                             1192 PARK AVE APT 11E
                                             NEW YORK NY
                                             10128-1314

                                             NFSC FEBO # C6B-507091                Class B                31.46%           .12%
                                             NFSC/FMTC IRA ROLLOVER                Beneficial Owner
                                             FBO DR HERBERT MARTON
                                             75 STONEHURST DRIVE
                                             TENAFLY NJ  07670-2914

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Stragegic Allocation Balanced Fund       A ROBIN BROADFIELD &                  Class C                29.03%           .05%
(formerly Crossroads)                        CONNIE J WINELAND JTWROS              Shareholder
                                             5118 CHEVY CHASE PKWY NW
                                             WASHINGTON DC  20008-2919

                                             ROBERT E LOVING &                     Class C                16.55%           .03%
                                             BRENDA G LOVING JTWROS                Shareholder
                                             7107 TANYA AVE
                                             RICHMOND VA  23228-4611

                                             STATE STREET BK & TR CO CUST          Class C                 9.28%           .01%
                                             FBO ROBERT L PAINTER                  Beneficial Owner
                                             ROTH IRA
                                             3136 GRAND AVE APT 18
                                             KANSAS CITY MO  64111-1150

ING Stragegic Allocation Balanced Fund       STATE STREET BK & TR CO CUST          Class C                 5.18%          .008%
(formerly Crossroads)                        FBO NAOMI C CARTER                    Beneficial Owner
                                             ROLLOVER IRA
                                             2311 HALEHAKA STREET
                                             HONOLULU HI  96821-1024

                                             MICHAEL BARTHOLOMEW &                 Class C                 5.54%          .009%
                                             PAMELA S BARTHOLOMEW JTWROS           Shareholder
                                             24568 SW AIRPORT AVE
                                             PHILOMATH OR  97370-9585

                                             STATE STREET BK & TR CO CUST          Class C                19.18%           .03%
                                             FBO JOAN N BRENNAN                    Beneficial Owner
                                             ROLLOVER IRA
                                             107 CLARENDOH DR S
                                             NASHVILLE NC  27856-1623

ING Stragegic Allocation Balanced Fund       MAC & CO                              Class I                10.22%          4.76%
(formerly Crossroads)                        AEOF1956432                           Beneficial Owner
                                             MELLON BANK NA
                                             MUTUAL FUNDS DEPT
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             ING NATIONAL TRUST                    Class I                18.85%          8.78%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06155-0001

ING Growth and Income                        ING NATIONAL TRUST                    Class A                72.30%         14.32%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Growth and Income                        FIRST CLEARING CORP                   Class B                 6.93%           .02%
                                             A/C 1413-2647                         Beneficial Owner
                                             DERBIE C BEERS TRUST
                                             DERBIE C BEERS TR
                                             2491 SAWMILL RD APT 1309
                                             SANTA FE NM  87505-5678

                                             FIRST CLEARING CORP                   Class B                 8.66%           .02%
                                             A/C 4712-7951                         Beneficial Owner
                                             MARK E KELLY IRA
                                             FCC CUST
                                             4267 GRUBSTAKE CIR
                                             RENO NV  89509-2900

ING Growth and Income                        ING LIFE INSURANCE AND ANNUITY CO     Class I                10.57%          8.41%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                14.47%         11.52%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Growth Fund                              DONALDSON LUFKIN JENRETTE             Class B                 5.38%          0.09%
                                             SECURITIES CORPORATION INC            Shareholder
                                             P. O. BOX 2052
                                             JERSEY CITY NJ  07303-2052

ING Growth Fund                              A G EDWARDS & SONS INC FBO            Class C                 5.25%          0.05%
                                             ALAN OCKUNZZI & JAN CATHERINE         Beneficial Owner
                                             OCKUNZZI JT TEN ACCESS ACCOUNT
                                             A/C 0289-272208
                                             ONE NORTH JEFFERSON
                                             ST LOUIS MO  63103-2287

ING Growth Fund                              ING LIFE INSURANCE AND ANNUITY CO     Class I                14.65%          8.50%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                11.76%          6.83%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Index Plus LargeCap Fund                 MAC & CO                              Class I                25.00%          9.76%
                                             AEOF1956432                           Beneficial Owner
                                             MELLON BANK NA
                                             MUTUAL FUNDS
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             ING LIFE INSURANCE AND ANNUITY CO     Class I                32.54%         12.71%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             ATTN VALUATION UNIT-TN41
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                34.74%         13.57%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Index Plus LargeCap Fund                 JOHN SHANHOLT &                       Class O                15.10%          0.09
                                             GAIL E KERN JTWROS                    Shareholder
                                             PO BOX 851
                                             EAST HAMPTON NY  11937-0701

ING Index Plus MidCap Fund                   ING NATIONAL TRUST                    Class I                93.09%         16.71%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Index Plus MidCap Fund                   JOHN SHANHOLT &                       Class O                10.98%          0.54%
                                             GAIL E KERN JTWROS                    Shareholder
                                             PO BOX 851
                                             EAST HAMPTON NY  11937-0701

ING Index Plus SmallCap Fund                 NFSC FEBO # WRN-031780                Class C                 5.10%          0.43%
                                             RADIOLOGICAL GROUP PA PSP             Beneficial Owner
                                             TRUSTMARK NATIONAL BANK TR
                                             DTD 10/1/1971
                                             444 FOREST POINT DR
                                             BRANDON MS  39047-6214

ING Index Plus SmallCap Fund                 STATE STREET BK & TR CO CUST          Class I                15.15%           .34%
                                             FBO JOHN D STIEFEL                    Beneficial Owner
                                             ROTH CONVERSION IRA
                                             19 SAGE ROAD
                                             WETHERSFIELD CT  06109-4057

                                             LYNN LARSON                           Class I                 5.75%           .13%
                                             1365 CONSTITUTION CIR                 Shareholder
                                             TALLAHASSEE FL  32308-7749

                                             HAROLD F HICKS                        Class I                13.69%           .31%
                                             486 PARK PLACE                        Shareholder
                                             NATCHEZ MS  39120-3948

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Index Plus SmallCap Fund                 STATE STREET BK & TR CO CUST          Class I                 9.13%           .21%
                                             FBO ALBERT E DEPRINCE JR              Beneficial Owner
                                             ROLLOVER IRA
                                             3029 ST JOHNS DR
                                             MURFREESBORO TN  37129-5835

                                             NFSC FEBO # WS 5-011541               Class I                 8.07%           .18%
                                             HOLLY L CARMICHAEL                    Beneficial Owner
                                             5096 SELINDA LN
                                             SAN JOSE CA  95124-5646

ING Index Plus SmallCap Fund                 JOHN SHANHOLT &                       Class O                14.71%          1.62%
                                             GAIL E KERN JTWROS                    Shareholder
                                             PO BOX 851
                                             EAST HAMPTON NY  11937-0701

                                             MATT LEWIS & SALLY LEWIS JTWROS       Class O                 7.89%           .87%
                                             2 FARRAGUT PL                         Shareholder
                                             AMITYVILLE NY  11701-3703

ING Strategic Allocation Income Fund         JOANNE CICHANOWICZ                    Class B                 5.35%           .04%
(formerly Legacy)                            7 BAY PT CIRCLE                       Shareholder
                                             ROCHESTER NY  14622-3332

                                             ALICE MEADOWS                         Class B                11.55%           .09%
                                             12246 95TH PL NE                      Shareholder
                                             KIRKLAND WA  98034-6210

                                             BARBARA I MEEK
                                             PO BOX 623                            Class B                18.18%           .13%
                                             233 E JEFFERSON ST                    Shareholder
                                             ATHENA OR  97813-0623

ING Strategic Allocation Income Fund         RBC DAIN RAUSCHER  FBO                Class B                26.59%           .20%
(formerly Legacy)                            ALLEN S LIPSCHULTZ MD TTEE            Beneficial Owner
                                             ALLEN S LIPSCHULTZ MD PC 3RD
                                             DEF BEN PEN PL AZ PUL MEDICINE
                                             1300 N 12TH ST SUITE 614
                                             PHOENIX AZ  85006-2850

                                             FIRST CLEARING CORP                   Class B                 8.52%           .06%
                                             A/C 4910-1046                         Beneficial Owner
                                             FCC CUST
                                             RICHARD W KUSHMAN IRA
                                             17W354 STILLWELL RD
                                             OAKBROOK TER IL  60181-4526

                                             FIRST CLEARING CORP                   Class B                 5.40%           .04%
                                             A/C 4928-5342                         Beneficial Owner
                                             SANDRA KUSHMAN
                                             FCC CUST
                                             17W354 STILLWELL RD
                                             OAKBROOK TER IL  60181-4526


                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Strategic Allocation Income Fund         GAIL HOEVET                           Class C                 7.92%           .04%
(formerly Legacy)                            8526 TIMBERWILDE ST                   Shareholder
                                             SAN ANTONIO TX  78250-4429

                                             STATE STREET BK & TR CO CUST          Class C                19.40%           .11%
                                             FBO THRESSA KAYE KATT                 Beneficial Owner
                                             IRA
                                             1083 HEAVENRIDGE RD
                                             ESSEXVILLE MI  48732-1737

                                             STATE STREET BK & TR CO CUST          Class C                13.40%           .07%
                                             FBO V A SMITH                         Beneficial Owner
                                             ROLLOVER IRA
                                             722 SANTA CLARA DR
                                             KINGSVILLE TX  78363-3430

ING Strategic Allocation Income Fund         DORIS NEWMAN &                        Class C                12.82%           .07%
(formerly Legacy)                            JOHN E NEWMAN                         Shareholder
                                             JT TEN
                                             2400 PAYSON RD
                                             QUINCY IL  62305-6474

                                             JEAN C WOOD                           Class C                12.70%           .07%
                                             SUBJECT TO DST TOD RULES              Shareholder
                                             7983 KENMORE DR
                                             MECHANICSVLLE VA  23111-3617

ING Strategic Allocation Income Fund         ING LIFE INSURANCE AND ANNUITY CO     Class I                53.70%         20.52%
(formerly Legacy)                            CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

                                             MAC & CO AEOF 1956432                 Class I                39.23%         14.99%
                                             MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS NA
                                             PO BOX 3198
                                             PA 15230-3198

                                             ING NATIONAL TRUST                    Class I                 6.21%          2.37%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Small Company Fund                       SWEBAK & CO C/O AMCORE INVESTMENT     Class A                 8.27%          2.88%
                                             GROUP NA                              Shareholder
                                             PO BOX 4599
                                             ROCKFORD IL  61110-4599

                                             ING NATIONAL TRUST                    Class A                57.96%         20.20%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Small Company Fund                       HELEN SEGAL LIVING TRUST              Class B                 5.59%          0.04%
                                             HELEN SEGAL & RENA SEGAL TTEES        Shareholder
                                             UAD 10/15/97
                                             136 DAVIDSON MILL ROAD
                                             N BRUNSWICK NJ  08902-4747

ING Small Company Fund                       MORGAN STANLEY DW INC CUST FOR        Class C                 5.24%          0.05%
                                             DAVID N BERANEK                       Beneficial Owner
                                             PO BOX 250
                                             NEW YORK NY  10008-0250


ING Small Company Fund                       ING LIFE INSURANCE AND ANNUITY CO     Class I                17.72%         11.24%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             MAC & CO AEOF1956432                  Class I                27.85%         17.67%
                                             MELLON BANK NA                        Beneficial Owner
                                             MUTUAL FUNDS
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             KEY BANK CO                           Class I                33.75%         21.41%
                                             THE PARKER HANNIFIN RETIREMENT        Beneficial Owner
                                             SAVINGS PLAN
                                             4900 TIEDEMAN ROAD
                                             BROOKLYN OH  44144-2302
                                                                                   Class I                15.55%          9.86%
                                             ING NATIONAL TRUST                    Shareholder
                                             ATTN GORDON ELROD
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Value Opportunity Fund                   R GARY REEDER TTEE                    Class C                11.82%           .16%
                                             JOSEPHINE IRENE GASKILL IRREV LIV T   Shareholder
                                             UA 12/20/2000
                                             1703 21ST ST W
                                             PALMETTO FL  34221-6134

                                             DONALDSON LUFKIN JENRETTE             Class C                14.34%           .19%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             FIRST CLEARING CORP                   Class C                 6.82%           .09%
                                             A/C 2490-7296                         Beneficial Owner
                                             V RUSSELL WILHITE IRA
                                             104 CREEK CLIFF DR
                                             GATESVILLE TX  76528-1011

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Value Opportunity Fund                   DONALDSON LUFKIN JENRETTE             Class C                 6.88%           .09%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             DONALDSON LUFKIN JENRETTE             Class C                 5.79%           .08%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

ING Value Opportunity Fund                   ING NATIONAL TRUST                    Class I                91.99%         13.32%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Aeltus Money Market Fund                 ING LIFE INSURANCE AND ANNUITY CO     Class I                43.40%         20.40%
                                             ATTN VALUATION UNIT-TN41              Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                 9.23%          4.34%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING Aeltus Money Market Fund                 ING NATIONAL TRUST                    Class A                22.33%         10.97%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                             ING LIFE INSURANCE AND ANNUITY CO     Class A                 5.05%          2.48%
                                             ATTN VALUATION UNIT-TN41              Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06156-0001

ING Aeltus Money Market Fund                 STATE STREET BK & TR CO CUST          Class C                 8.68%           0.2
                                             FBO TILLIE E BRUELL                   Beneficial Owner
                                             IRA ROLLOVER
                                             2901 WILLOWBRIDGE CIRCLE
                                             AUSTIN TX  78703-1055

ING Bond Fund                                ING LIFE INSURANCE AND ANNUITY CO     Class A                 9.02%          5.49%
                                             151 FARMINGTON AVE                    Shareholder
                                             HARTFORD CT  06156-0001

ING Bond Fund                                USBANCORP PIPER JAFFRAY               Class B                 8.83%           .15%
                                             A/C 6943-6415                         Beneficial Owner
                                             U S BANCORP CENTER
                                             800 NICOLLET MALL
                                             MINNEAPOLIS MN  55402-7000

                                             RBC DAIN RAUSCHER CUSTODIAN           Class B                 7.28%           .12%
                                             JUDITH A NICHOLLS                     Beneficial Owner
                                             INDIVIDUAL RETIREMENT ACCOUNT
                                             2586 DAVOS TRAIL
                                             VAIL CO  81657-4234

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Bond Fund                                ING LIFE INSURANCE AND ANNUITY CO     Class I                56.09%         18.41%
                                             CENTRAL VALUATION DEPT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             NG NATIONAL TRUST                     Class I                16.01%          5.25%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06155-0001

ING Government Fund                          ING LIFE INSURANCE AND ANNUITY CO     Class A                21.04%         14.09%
                                             151 FARMINGTON AVE                    Shareholder
                                             HARTFORD CT  06156-0001

ING Government Fund                          DONALDSON LUFKIN JENRETTE             Class B                 7.08%           .34%
                                             SECURITIES CORPORATION INC            Shareholder
                                             P. O. BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             LPL FINANCIAL SERVICES                Class B                 6.40%           .31%
                                             A/C 3166-0718                         Beneficial Owner
                                             9785 TOWNE CENTRE DR
                                             SAN DIEGO CA  92121-1968

ING Government Fund                          D A DAVIDSON & CO INC FBO             Class C                 6.60%           .14%
                                             WAYNE M CATHEY TR                     Beneficial Owner
                                             PO BOX 5015
                                             GREAT FALLS MT  59403-5015

                                             DONALDSON LUFKIN JENRETTE             Class C                 5.99%           .13%
                                             SECURITIES CORPORATION INC            Shareholder
                                             P O BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             DONALDSON LUFKIN JENRETTE             Class C                 5.59%           .12%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

ING Government Fund                          ING LIFE INSURANCE AND ANNUITY CO     Class I                69.79%         18.25%
                                             CENTRAL VALUATION UNIT                Shareholder
                                             151 FARMINGTON AVE TN41
                                             HARTFORD CT  06156-0001

                                             ING NATIONAL TRUST                    Class I                25.12%          6.57%
                                             ATTN GORDON ELROD                     Shareholder
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING International Growth Fund                DONALDSON LUFKIN JENRETTE             Class B                 5.28%           .09%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

                                             JANNEY MONTGOMERY SCOTT LLC CUST      Class B                 6.62%           .12%
                                             EST DOROTHY F CHELLEL                 Beneficial Owner
                                             RAYMOND J CHELLEL EXEC
                                             A/C 21489799
                                             1801 MARKET ST
                                             PHILADELPHIA PA  19103-1628

ING International Growth Fund                CRAIG N UHL &                         Class C                 8.26%          0.15%
                                             MARY ANN UHL TR                       Shareholder
                                             U/A  02/09/1999 UHL REVOC LIV TRUST
                                             6920 CLEAR CREEK RD
                                             KEENE CA  93531-1416

ING International Growth Fund                MAC & CO                              Class I                46.96%         15.54%
                                             AEOF1956432                           Beneficial Owner
                                             MELLON BANK NA
                                             MUTUAL FUNDS
                                             PO BOX 3198
                                             PITTSBURGH PA  15230-3198

                                             ING NATIONAL TRUST                    Class I                18.61%          6.09%
                                             ATTN GORDON ELROD                     Beneficial Owner
                                             151 FARMINGTON AVE
                                             HARTFORD CT  06101-5900

ING International Growth Fund                JOHN SHANHOLT &                       Class O                14.50%          0.17%
                                             GAIL E KERN JTWROS                    Shareholder
                                             PO BOX 851
                                             EAST HAMPTON NY  11937-0701

ING Technology Fund                          ING LIFE INSURANCE AND ANNUITY CO     Class A                 6.74%          5.35%
                                             151 FARMINGTON AVE                    Shareholder
                                             HARTFORD CT  06156-0001

ING Technology Fund                          STATE STREET BK & TR CO CUST          Class B                 5.15%           .44%
                                             FBO INELL R MOORE                     Beneficial Owner
                                             ROTH IRA
                                             600-48TH STREET
                                             PORT ARTHUR TX  77640-2579

                                             LPL FINANCIAL SERVICES                Class B                 5.11%           .44%
                                             A/C 2271-0897                         Beneficial Owner
                                             9785 TOWNE CENTRE DRIVE
                                             SAN DIEGO CA  92121-1968

                                                                                   CLASS AND TYPE       PERCENTAGE     PERCENTAGE
               FUND                                   ADDRESS                       OF OWNERSHIP         OF CLASS        OF FUND
               ----                                   -------                       ------------         --------        -------
ING Technology Fund                          ROBERT EGGER TTEE                     Class C                12.14%          0.53%
                                             ROBERT EGGER TRUST                    Beneficial Owner
                                             U/A DTD 3-9-81
                                             FBO ROBERT EGGER JR
                                             538 CALLE DE LA SIERRA
                                             EL CAJON CA  92019-1241

ING Technology Fund                          DONALDSON LUFKIN JENRETTE             Class I                 6.71%          0.37%
                                             SECURITIES CORP INC                   Shareholder
                                             PO BOX 2052
                                             JERSEY CITY NJ  07303-2052

ING Technology Fund                          JOHN SHANHOLT &                       Class O                22.66%          2.11%
                                             GAIL E KERN JTWROS                    Shareholder
                                             PO BOX 851
                                             EAST HAMPTON NY  11937-0701

                                             LAWRENCE A RAMUNNO                    Class O                 5.06%           .47%
                                             8 SHADOW LN                           Shareholder
                                             CHADDS FORD PA  19317-9334

As of August 31, 2002, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.


                         INVESTMENT ADVISORY AGREEMENTS

The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus as Sub-Adviser to all the Funds except the Technology Fund; and AIC as Sub-Adviser to the Technology Fund. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, Aeltus served as investment adviser to all the Funds. AIC has served as the Sub-Adviser to the Technology Fund since the Fund commenced operations.

The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Fund. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.

Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term through December 31, 2002, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Investment Management Agreements, the Board considered a number of factors, including, but not limited to: (1) ING Investment's experience in overseeing sub-advisers for other mutual funds for which ING Investments serves as investment adviser; (2) the performance of the mutual funds for which ING Investments currently serves as investment adviser; (3) the depth and experience of ING Investments and the financial strength of ING; (4) the nature and quality of the services provided by ING Investments; (5) the advisory fees imposed under the Investment Management Agreements; (6) the fact that Aeltus, the former investment adviser, will continue to manage all the Funds (except the Aetna Technology Fund) in its capacity as the sub-adviser, and accordingly the current portfolio managers of the Funds are generally expected to remain unchanged; (7) the projected expense ratios for each Fund; (8) the commonality of terms of the Investment Management Agreements and former agreements; and (9) the fairness of the compensation payable to ING Investments under the Investment Management Agreements in light of the services provided. The Board was advised by independent legal counsel with respect to these matters.

In considering the approval of the Sub-Advisory Agreements, the Board considered, among other things, the nature and quality of the advisory services that have been rendered by Aeltus to the Funds in its capacity as the Funds' adviser and, in particular, the qualifications of Aeltus' professional staff and information related to Aeltus' past performance. Moreover, the Board noted that the overall advisory fees would remain the same and that the advisory services to be provided by Aeltus under the Sub-Advisory Agreements would be materially the same as the advisory services provided by Aeltus under the former advisory agreement. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, on behalf of the Funds, including the unanimous vote of the Independent Directors, approved the Sub-Advisory Agreements.

In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board of Directors has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreements and Sub-Advisory Agreements.

Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As of August 31, 2002, the Investment Adviser had assets under management of over $33.0 billion.

The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                                   ADVISORY FEE               ASSETS
                                   ------------               ------
Growth                                0.700%           On first $250 million
                                      0.650%            On next $250 million
                                      0.625%            On next $250 million
                                      0.600%           On next $1.25 billion
                                      0.550%              Over $2 billion

International Growth                  0.850%           On first $250 million
                                      0.800%            On next $250 million
                                      0.775%            On next $250 million
                                      0.750%           On next $1.25 billion
                                      0.700%              Over $2 billion

Small Company                         0.850%           On first $250 million
                                      0.800%            On next $250 million
                                      0.775%            On next $250 million
                                      0.750%           On next $1.25 billion
                                      0.725%              Over $2 billion

Value Opportunity                     0.700%           On first $250 million
                                      0.650%            On next $250 million
                                      0.625%            On next $250 million
                                      0.600%           On next $1.25 billion
                                      0.550%              Over $2 billion

Technology                            1.050%           On first $500 million
                                      1.025%            On next $500 million
                                      1.000%              Over $1 billion

Balanced                              0.800%           On first $500 million
                                      0.750%            On next $500 million
                                      0.700%             On next $1 billion
                                      0.650%              Over $2 billion

Growth and Income                     0.700%           On first $250 million
                                      0.650%            On next $250 million
                                      0.625%            On next $250 million
                                      0.600%           On next $1.25 billion
                                      0.550%              Over $2 billion

Bond                                  0.500%           On first $250 million
                                      0.475%            On next $250 million
                                      0.450%            On next $250 million
                                      0.425%           On next $1.25 billion
                                      0.400%              Over $2 billion

ING Government                        0.500%           On first $250 million
                                      0.475%            On next $250 million
                                      0.450%            On next $250 million
                                      0.425%           On next $1.25 billion
                                      0.400%              Over $2 billion

Money Market                          0.400%           On first $500 million
                                      0.350%            On next $500 million
                                      0.340%             On next $1 billion
                                      0.330%             On next $1 billion
                                      0.300%              Over $3 billion

                                   ADVISORY FEE               ASSETS
                                   ------------               ------
Index Plus LargeCap                   0.450%           On first $500 million
                                      0.425%            On next $250 million
                                      0.400%           On next $1.25 billion
                                      0.375%              Over $2 billion


Index Plus MidCap                     0.450%           On first $500 million
                                      0.425%            On next $250 million
                                      0.400%           On next $1.25 billion
                                      0.375%              Over $2 billion

Index Plus SmallCap                   0.450%           On first $500 million
                                      0.425%            On next $250 million
                                      0.400%           On next $1.25 billion
                                      0.375%              Over $2 billion

Strategic Allocation Growth           0.800%           On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%              Over $2 billion

Strategic Allocation Balanced         0.800%           On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%              Over $2 billion

Strategic Allocation Income           0.800%           On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%              Over $2 billion

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                         TOTAL INVESTMENT                    NET ADVISORY
     FUND NAME            ADVISORY FEES         WAIVER        FEES PAID
     ---------            -------------         ------        ---------
Technology                     $ 39,562         $30,133       $  9,429
Index Plus LargeCap            $472,870         $  (199)      $473,068
Index Plus MidCap              $ 61,839         $27,195       $ 34,344
Index Plus SmallCap            $ 14,361         $30,492       $(16,131)

For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments were as follows:

                         TOTAL INVESTMENT                    NET ADVISORY
     FUND NAME            ADVISORY FEES         WAIVER        FEES PAID
     ---------            -------------         ------        ---------
Bond Fund*                    $39,114           $6,611         $32,503

* The Bond Fund changed its fiscal year end from October 31st to March 31st.

For the period November 1, 2001 through February 28, 2002 and the years ended October 31, 2001, October 31, 2000 and October 31, 1999 investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Period November 1, 2001 through February 28, 2002:

                          TOTAL INVESTMENT                  NET ADVISORY
    FUND NAME              ADVISORY FEES         WAIVER       FEES PAID
    ---------              -------------         ------       ---------
Bond Fund                    $ 145,440          $25,878       $ 119,562
Technology                   $  48,790          $41,830       $   6,961
Index Plus LargeCap          $ 580,896          $   881       $ 580,015
Index Plus MidCap            $  43,423          $44,303       $    (880)
Index Plus SmallCap          $  15,631          $43,342       $ (27,711)

Year Ended October 31, 2001

                          TOTAL INVESTMENT                  NET ADVISORY
    FUND NAME              ADVISORY FEES         WAIVER       FEES PAID
    ---------              -------------         ------       ---------
International Growth           951,329                0         951,329
Technology                     120,273           98,194          22,079
Bond Fund                      358,209           49,899         308,310
Index Plus LargeCap          1,864,439            8,750       1,855,689
Index Plus MidCap               87,400           87,400               0
Index Plus SmallCap             44,024           44,024               0

Year Ended October 31, 2000

                          TOTAL INVESTMENT                   NET ADVISORY
    FUND NAME              ADVISORY FEES         WAIVER       FEES PAID
    ---------              -------------         ------       ---------
International Growth         1,136,501            2,121       1,134,380
Technology*                     88,092           82,590           5,502
Bond Fund                      241,025           42,932         198,093
Index Plus LargeCap          1,741,347                0       1,741,347
Index Plus MidCap               54,436           54,436               0
Index Plus SmallCap             40,415           40,415               0

Year Ended October 31, 1999

                          TOTAL INVESTMENT                   NET ADVISORY
    FUND NAME              ADVISORY FEES         WAIVER       FEES PAID
    ---------              -------------         ------       ---------
International Growth           507,245          107,259        399,986
Bond Fund                      226,218           80,473        145,745
Index Plus LargeCap            667,633           73,563        594,070
Index Plus MidCap               42,217           42,217              0
Index Plus SmallCap             35,558           35,558              0

*Technology commenced operations March 1, 2000.


                         EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

            FUND                      EXPENSE LIMIT
            ----                      -------------
International Growth                      1.60%
Small Company                             1.50
Technology                                1.75

Index Plus LargeCap                       0.95
Index Plus MidCap                         1.00
Index Plus SmallCap                       1.00
Value Opportunity                         1.35
Bond                                      1.00
ING Government                            0.95
Strategic Allocation growth               1.25
Strategic Allocation Balanced             1.20
Strategic Allocation Income               1.15

Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ING.

           FUND                       TERMINATION DATE
           ----                       ----------------

International Growth                  October 31, 2003
Small Company                         May 31, 2003
Technology                            May 31, 2003
Index Plus LargeCap                   May 31, 2003
Index Plus MidCap                     May 31, 2003
Index Plus SmallCap                   May 31, 2003
Value Opportunity                     May 31, 2003
Bond                                  March 31, 2003
ING Government                        March 31, 2003
Strategic Allocation Growth           May 31, 2003
Strategic Allocation Balanced         May 31, 2003
Strategic Allocation Income           May 31, 2003


                             SUB-ADVISORY AGREEMENTS

The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to all the Funds except the Technology Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AIC, AIC serves as Sub-Adviser to the Technology Fund. Effective April 30, 2002, the owners of Elijah Asset Management LLC sold a 75% interest in the company to a wholly owned U.S. subsidiary of AIC Limited. As a result of the transaction, the name of AIC was changed from Elijah Asset Management LLC. In its capacity as Sub-Adviser to the Technology Fund, AIC, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AIC's address is 100 Pine Street, Suite 420, San Francisco, California 94111. AIC is controlled by and is an indirect subsidiary of AIC Limited. AIC Limited is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada.

For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

                                         SUB-ADVISORY FEE *                  ASSETS
                                         ------------------                  ------
Growth                                         0.315%                On first $250 million
                                               0.293%                 On next $250 million
                                               0.281%                 On next $250 million
                                               0.270%                On next $1.25 billion
                                               0.248%                   Over $2 billion

International Growth                           0.383%                On first $250 million
                                               0.360%                 On next $250 million
                                               0.349%                 On next $250 million
                                               0.338%                On next $1.25 billion
                                               0.315%                   Over $2 billion

Small Company                                  0.383%                On first $250 million
                                               0.360%                 On next $250 million

                                         SUB-ADVISORY FEE *                  ASSETS
                                         ------------------                  ------
                                               0.349%                 On next $250 million
                                               0.338%                On next $1.25 billion
                                               0.326%                   Over $2 billion

Value Opportunity                              0.315%                On first $250 million
                                               0.293%                 On next $250 million
                                               0.281%                 On next $250 million
                                               0.270%                On next $1.25 billion
                                               0.248%                   Over $2 billion

Technology                                     0.500%

Balanced                                       0.360%                On first $500 million
                                               0.338%                 On next $500 million
                                               0.315%                  On next $1 billion
                                               0.293%                   Over $2 billion

Growth and Income                              0.315%                On first $250 million
                                               0.293%                 On next $250 million
                                               0.281%                 On next $250 million
                                               0.270%                On next $1.25 billion
                                               0.248%                   Over $2 billion

Bond Fund                                      0.225%                On first $250 million
                                               0.214%                 On next $250 million
                                               0.203%                 On next $250 million
                                               0.191%                On next $1.25 billion
                                               0.180%                   Over $2 billion

ING Government Fund                            0.225%                On first $250 million
                                               0.214%                 On next $250 million
                                               0.203%                 On next $250 million
                                               0.191%                On next $1.25 billion
                                               0.180%                   Over $2 billion

Money Market                                   0.180%                On first $500 million
                                               0.158%                 On next $500 million
                                               0.153%                  On next $1 billion
                                               0.149%                  On next $1 billion
                                               0.135%                   Over $3 billion

Index Plus LargeCap                            0.203%                On first $500 million
                                               0.191%                 On next $250 million
                                               0.180%                On next $1.25 billion
                                               0.169%                   Over $2 billion

Index Plus MidCap                              0.203%                On first $500 million
                                               0.191%                 On next $250 million
                                               0.180%                On next $1.25 billion
                                               0.169%                   Over $2 billion

Index Plus SmallCap                            0.203%                On first $500 million
                                               0.191%                 On next $250 million
                                               0.180%                On next $1.25 billion
                                               0.169%                   Over $2 billion

Strategic Allocation Growth Fund               0.360%                On first $500 million
                                               0.349%                 On next $500 million

                                         SUB-ADVISORY FEE *                  ASSETS
                                         ------------------                  ------
                                               0.338%                 On next $500 million
                                               0.326%                 On next $500 million
                                               0.315%                   Over $2 billion

Strategic Allocation Balanced Fund             0.360%                On first $500 million
                                               0.349%                 On next $500 million
                                               0.338%                 On next $500 million
                                               0.326%                 On next $500 million
                                               0.315%                   Over $2 billion

Strategic Allocation Income Fund               0.360%                On first $500 million
                                               0.349%                 On next $500 million
                                               0.338%                 On next $500 million
                                               0.326%                 On next $500 million
                                               0.315%                   Over $2 billion

* As a percentage of average net assets

For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 for the Bond Fund.

For the period March 1, 2002 through May 31, 2002, ING paid Aeltus, in its capacity as Sub-Adviser, the following:

FUND NAME                 SUB-ADVISORY FEES PAID
---------                 ----------------------
Index Plus LargeCap               $212,791
Index Plus MidCap                 $ 27,693
Index Plus SmallCap               $  6,462

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.


                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. Prior to April 1, 2002, for the Fixed Income Funds, and May 1, 2002, for the Equity Funds, Aeltus provided administrative services to the Funds pursuant to administrative agreements.The services provided by Aeltus included:
(1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

For the period November 1, 2001 through March 31, 2002 and the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds ) were as follows:

November 1, 2001 through March 31, 2002

                                   TOTAL ADMINISTRATIVE                                       NET ADMINISTRATIVE
          FUND NAME                    SERVICES FEES            ADMINISTRATOR WAIVER          SERVICES FEES PAID
          ---------                    -------------            --------------------          ------------------
Bond Fund                                $36,911                      $0                           $36,911

November 1, 2002 through May 31, 2002

                                   TOTAL ADMINISTRATIVE                                       NET ADMINISTRATIVE
          FUND NAME                    SERVICES FEES            ADMINISTRATOR WAIVER          SERVICES FEES PAID
          ---------                    -------------            --------------------          ------------------
Technology Fund                          $   8,163                       $0                        $   8,163
Index Plus LargeCap                      $ 226,969                       $0                        $ 226,969
Index Plus MidCap                        $  22,238                       $0                        $  22,238
Index Plus SmallCap                      $   6,428                       $0                        $   6,428


For the years ended October 31, 2001, October 31, 2000 and October 31, 1999, administrative services fees paid to Aeltus as follows:

                                             YEAR ENDED OCTOBER 31, 2001
                                        TOTAL ADMINISTRATIVE                                  NET ADMINISTRATIVE
             FUND NAME                     SERVICES FEES           ADMINISTRATOR WAIVER       SERVICES FEES PAID
             ---------                     -------------           --------------------       ------------------
International Growth                              70,533                       0                       70,533
Technology*                                       11,455                       0                       11,455
Bond Fund                                         71,642                       0                       71,642
Index Plus LargeCap                              414,320                       0                      414,320
Index Plus MidCap                                 19,422                  10,977                        8,445
Index Plus SmallCap                                9,783                   9,783                            0
                                             YEAR ENDED
                                           OCTOBER 31, 2000
                                           ----------------

International Growth                             133,706                       0                      133,706
Technology*                                        8,390                       0                        8,390
Bond Fund                                         48,205                       0                       48,205
Index Plus LargeCap                              386,966                       0                      386,966
Index Plus MidCap                                 12,097                   5,902                        6,195
Index Plus SmallCap                                8,981                   8,981                            0
                                             YEAR ENDED
                                           OCTOBER 31, 1999
                                           ----------------

International Growth                              59,676                       0                       59,676
Bond Fund                                         45,244                       0                       45,244
Index Plus LargeCap                              148,363                       0                      148,363
Index Plus MidCap                                  9,381                   9,381                            0
Index Plus SmallCap                                7,902                   7,902                            0
*Technology commenced operations March 1, 2000


                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A

Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., State Street Bank and Trust Company and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and dividend-paying agent to the Funds.


                              INDEPENDENT AUDITORS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent auditors to the Domestic Equity Funds. KPMG LLP provides audit and tax services. PriceWaterhouseCoopers LLP ("PWC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as auditor to International Growth, Bond, ING Government and Money Market. PWC provides audit and tax services.


                                     COUNSEL

Legal matters for each Fund are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.


                              PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis.

Shares of the Funds are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Group and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period January 1, 2002 through March 31, 2002, Shareholder Service fees were paid to ING Funds Distributor, Inc. as follows:

              FUND NAME                        TOTAL UNDERWRITING FEES
              ---------                        -----------------------
Bond                                             $35,904

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor, Inc. as follows:

              FUND NAME                        TOTAL UNDERWRITING FEES
              ---------                        -----------------------
Technology                                       $ 21,303

Index Plus LargeCap                              $398,842
Index Plus MidCap                                $ 53,011
Index Plus SmallCap                              $ 14,365

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001, 2000 and 1999, Shareholder Services fees were paid to ACI (principal underwriter to the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

FUND NAME                                TOTAL UNDERWRITING FEES
---------                                -----------------------
Bond                                          $23,936
Technology                                    $8,039
Index Plus LargeCap                           $166,957
Index Plus MidCap                             $14,325
Index Plus SmallCap                           $3,789

For the years ended October 31, 2001, October 31, 2000 and October 31, 1999, underwriting fees were paid as follows:

           FUND NAME                                                 TOTAL UNDERWRITING FEES
           ---------                                                 -----------------------
                                    Year Ended October 31, 2001    Year Ended October 31, 2000    Year Ended October 31, 1999
                                    ---------------------------    ---------------------------    ---------------------------
International Growth                            239,192                    239,877                        53,471
Technology*                                      50,267                    39,961                         N/A
Bond                                             97,266                    46,968                         22,641
Index Plus LargeCap                           1,072,427                    993,925                        267,873
Index Plus MidCap                                65,737                    31,681                         8,318
Index Plus SmallCap                              19,699                    15,048                         7,896

*Technology commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor. to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer.

                        PURCHASE AND REDEMPTION OF SHARES

Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or AIC, in the case of Technology Fund) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and AIC's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or AIC, in the case of Technology Fund) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and AIC's duty to obtain best execution.

Aeltus (or AIC, in the case of Technology Fund) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and AIC consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and AIC, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or AIC to benefit the Funds.

Consistent with federal law, Aeltus or AIC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and AIC, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or AIC's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. AIC may also buy or sell the same security at or about the same time for a Fund and another advisory client of AIC, including clients in which affiliates of AIC have an interest. Either Aeltus or AIC, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                              FUND NAME                         NOVEMBER 1, 2001 THROUGH MARCH 31, 2002
                              ---------                         ---------------------------------------
                                 Bond                                              $0

                              FUND NAME                          NOVEMBER 1, 2001 THROUGH MAY 31, 2002
                              ---------                          -------------------------------------
                              Technology                                        $38,378
                          Index Plus LargeCap                                   $616,286
                           Index Plus MidCap                                    $33,832
                          Index Plus SmallCap                                    $2,502

       FUND NAME                       FOR YEAR ENDED                      FOR YEAR ENDED            FOR YEAR ENDED
       ---------                       --------------                      --------------            --------------
                                      OCTOBER 31, 2001                    OCTOBER 31, 2000           OCTOBER 31, 1999
                                      ----------------                    ----------------           ----------------
       International Growth              $1,040,275                          $1,133,982              $497,419
       Technology*                           31,542                              24,168                   N/A
       Balanced                             179,504                             155,698               106,837
       Bond                                   3,132                               3,575                   275
       Index Plus LargeCap                  938,360                             760,175               278,464
       Index Plus MidCap                     40,785                              16,000                11,440
       Index Plus SmallCap                   17,767                              12,082                 7,225
*Technology commenced operations on March 1, 2000.

For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

         COMPANY NAME             COMMISSIONS PAID ON TOTAL TRANSACTIONS
         ------------             --------------------------------------
International Growth                            $ 44,518
Technology                                      $  7,199
Index Plus LargeCap                             $264,657
Index Plus MidCap                               $    510
Index Plus SmallCap                             $      0

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

The Funds, ING, ING Distributors and Aeltus and AIC have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

Check writing is available with Class O shares of Money Market Fund. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-866-BUY-FUND (866-289-3863). All notices with respect to checks must be given to the transfer agent.

Cross Investing

Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. A Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Short Sales Against the Box

If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(n) = ERV

Where:   P      = a hypothetical initial payment of $1,000,
         T      = the average annual total return,
         n      = the number of years, and
         ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATV(D)   = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)

Where:     P        = a hypothetical initial payment of $1,000,
           T        = the average annual total return (after taxes on
                      distributions),
           n        = the number of years, and
           ATV(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Money Market Yield

Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield= 2[((a-b)/(cd))+1)(6)-1]

Where:   a    = dividends and interest earned during the period,
         b    = expenses accrued for the period (net of reimbursements),
         c    = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d    = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield

Bond Fund and ING Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

The average total returns from commencement of operations to May 31, 2002, is as follows:

FUND NAME                                 1 YEAR                 5 YEARS            SINCE INCEPTION        INCEPTION DATE*
---------                                 ------                 -------            ---------------        ---------------
TECHNOLOGY
  Class O                                   N/A                    N/A                  (22.31)%             08/06/2001
  Class O (after taxes on                   N/A                    N/A                  (22.31)%
  distributions)
  Class O (after taxes on                   N/A                                         (13.70)%
  distributions and sale of fund                                   N/A
  shares)
INDEX PLUS LARGECAP                                                                     (11.39)%
  Class O                                   N/A                    N/A                  (11.68)%             08/01/2001

FUND NAME                                 1 YEAR                 5 YEARS            SINCE INCEPTION        INCEPTION DATE*
---------                                 ------                 -------            ---------------        ---------------
  Class O (after taxes on                   N/A                    N/A
  distributions)
  Class O (after taxes on                   N/A                    N/A                  (6.99)%
  distributions and sale of fund
  shares)
INDEX PLUS MIDCAP                                                                        4.83%
  Class O                                   N/A                    N/A                                       08/01/2001
  Class O (after taxes on                   N/A                    N/A                   4.67%
  distributions)
  Class O (after taxes on                   N/A                    N/A                   2.96%
  distributions and sale of fund
  shares)
INDEX PLUS SMALLCAP

  Class O                                   N/A                    N/A                   6.82%               08/01/2001
  Class O (after taxes on                   N/A                    N/A                   6.82%
  distributions)
  Class O (after taxes on                   N/A                    N/A                   4.19%
  distributions and sale of fund
  shares)

Total Return Quotations as of April 30, 2002:

FUND NAME                                 1 YEAR                 5 YEARS            SINCE INCEPTION        INCEPTION DATE*
---------                                 ------                 -------            ---------------        ---------------
INTERNATIONAL GROWTH
  Class O                                   N/A                    N/A                  (14.63)%             08/01/2001
  Class O (after taxes on                   N/A                    N/A                  (14.63)%
  distributions)
  Class O (after taxes on                   N/A                    N/A                  (8.98)%
  distributions and sale of fund
  shares)

Total Return Quotations as of March 31, 2002:

FUND NAME                                 1 YEAR                 5 YEARS            SINCE INCEPTION        INCEPTION DATE*
---------                                 ------                 -------            ---------------        ---------------
BOND
  Class O                                   N/A                    N/A                   1.55%               08/01/2001
  Class O (after taxes on                   N/A                    N/A                  (0.38)%
  distributions)
  Class O (after taxes on                   N/A                    N/A                   0.94%
  distributions and sale of fund
  shares)

* The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal period ended May 31, 2002 (with respect to Technology, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap), March 31, 2002 (with respect to the Bond) and the year ended October 31, 2001 (for International Growth), and the Financial Statements (unaudited) appearing in the Company's Semi-Annual

Report for the period ended April 30, 2002, are incorporated by reference into this Statement. The Company's Annual Reports are available upon request and without charge by calling 1-800-238-6263.

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